UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Notice of Annual Meeting of Stockholders and Proxy Statement

Virtual Stockholder Meeting
[DAY, DATE], 2025
[.][a.][p.]m. Eastern Time

Expanding Our Capabilities and Delivering for Customers

Big River 2 (BR2) is a new mini mill facility located on the Big River Steel Works campus, consisting of two electric arc furnaces (EAFs) with 3 million tons of capacity each year.

Following the acquisition of Big River Steel, U. S. Steel began a series of strategic investments to expand the Big River footprint and add innovative capabilities in new finishing lines and sustainable steelmaking. In 2024, after three years of construction, over $4 billion of strategic investments were completed, and are now being ramped up to provide new, sustainable solutions for our customers.

Innovative

endless casting
and rolling line

Sustainable

lower carbon
emission intensity

Capable

enhanced
finishing
capabilities

BR2 includes a first-of-its-kind in North America endless casting and rolling line, capable of producing lighter and wider gauges of steel, ideal for automotive and industrial customers. It can also produce steel with lower carbon emission intensity than our other facilities.

At Big River, the non-grain oriented electrical steel line was completed in 2024 and provides advanced, innovative finishing capabilities for growing customer needs that supports a green economy. The continuous galvanizing line, also completed in 2024, enhances our finishing capabilities for construction customers.

These significant investments allow U. S. Steel to modernize our operations and diversify our customers—including the automotive, construction, energy, appliance and packaging industries—while lowering costs and pursuing more sustainable strategies.

A Message from our
Independent Board Chair
DEAR FELLOW U. S. STEEL STOCKHOLDERS:
On behalf of the entire Board of Directors, it is my pleasure to invite you to our 2025 Annual Meeting of Stockholders, which will be held on [DAY, DATE TBD], 2025 at [TIME TBD][a.] [p.]m. Eastern time (ET) at www.cesonlineservices.com/x25_vm via live audio webcast. Your vote at the Annual Meeting is especially important this year, and I encourage you to vote in support of our Board of Directors’ recommendations, as described in the accompanying proxy statement.
My fellow directors and I take our duties to you, our stockholders, very seriously. During the course of the past year, we have all been highly engaged in working to deliver the value-maximizing transaction with Nippon Steel that our stockholders overwhelmingly supported. We remain committed to seeing this opportunity through for the benefit of our stockholders, communities, employees and other U. S. Steel stakeholders. Throughout the entirety of the strategic alternatives review process conducted in 2023, through the pendency of the transaction to today, the Board of Directors has proven that we have acted, and will always act, in the best interests of the Company to create value for stockholders.
In partnership with our best-in-class management team, we executed a strategy that has transformed U. S. Steel into a stronger business, and as a result drove extensive interest in the Company during the review process and commanded the $55 per share offer from Nippon Steel. We are firm in our belief that this is the best alternative for U. S. Steel stockholders and the best path for the American steel industry — and that it should be approved and promptly completed. In the event the transaction is not closed, this Board is committed to pursuing all necessary options to maximize value for our stockholders and chart the best way forward.
The Board of Directors has maintained an active practice of evaluation and refreshment to ensure it operates effectively and appropriately oversees the corporation’s strategy and risk management. The Board is comprised of a group of independent, deeply experienced, qualified and dedicated individuals who work together as a collective in service to our stockholders. Our recent director additions, combined with our director retirement policy, ensure an appropriate balance of continuity and institutional knowledge with fresh perspectives. We thank John Faraci and Patricia Tracey for their outstanding service to U. S. Steel as they retire from our Board at the upcoming Annual Meeting. We also thank Jeh Johnson, who left the Board earlier this year, for his contributions and dedicated service.
U. S. Steel’s leadership team, guided by our Board of Directors, will continue to do the work necessary to secure the future of U. S. Steel and maximize value for our stockholders.
Your vote is especially important at this year’s Annual Meeting. As you may have seen, Ancora Catalyst Institutional, LP (“Ancora”), and other funds affiliated with Ancora (collectively, the “Ancora Group”), have provided notice of their intent to nominate nine (9) nominees for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board. Our Board does not endorse any of the Ancora Group nominees, and unanimously recommends that you vote “FOR” only the election of the ten (10) nominees proposed by our Board, using the WHITE proxy card. Our Board strongly urges you to disregard and NOT vote using any [•] proxy card or [•] voting instruction form sent to you by the Ancora Group.
Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your WHITE proxy card or WHITE voting instruction form to vote over the Internet, by telephone or by mail.
We thank you for your ongoing support for U. S. Steel and the Board as stewards of your investment. Sincerely, David S. Sutherland Board Chair
If you have any questions or require any assistance with voting your shares, please call U. S. Steel’s proxy solicitor:
INNISFREE M&A INCORPORATED
Stockholders may call (888) 750-5884
(toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and Brokers may call collect
(212) 750-5833

Notice of 2025
Annual Meeting
of Stockholders
U. S. Steel Tower
600 Grant Street
Pittsburgh, PA 15219
When: [DAY, DATE], 2025, [TIME]. Eastern Time Record Date: [•], 2025 Where: Virtual Meeting www.cesonlineservices.com/x25_vm

Stockholders are being asked to vote on the following proposals:
Items of Business		Board voting recommendation	See page
Proposal 1	To elect ten directors	FOR EACH COMPANY NOMINEE	8
Proposal 2	To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers	FOR	39
Proposal 3	To ratify the appointment of PricewaterhouseCoopers LLP as U. S. Steel’s independent public registered accounting firm	FOR	84
Proposal 4	To approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan to authorize additional shares to be granted and extend the term of the plan	FOR	86
Proposal 5	To approve the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	FOR	95
Your vote is important, and you are encouraged to vote promptly whether or not you plan to virtually attend the 2025 Annual Meeting of Stockholders.
Please note that Ancora Catalyst Institutional, LP (“Ancora”), which is affiliated with certain other persons and entities identified in Ancora’s proxy solicitation materials filed with the Securities and Exchange Commission (collectively, the “Ancora Group”), has provided notice of its intent to nominate nine nominees for election as directors at the Annual Meeting to run in opposition to the nominees recommended by the Board of Directors of United States Steel Corporation (the “Board” or “Board of Directors”). Pursuant to Securities and Exchange Commission rules, U. S. Steel is required to show the Ancora Group nominees on our WHITE proxy card and WHITE voting instruction form; however, our Board urges you not to vote for any of the Ancora Group nominees and instead use the WHITE proxy card or WHITE voting instruction form to vote “FOR” only each of the ten (10) U. S. Steel nominees: Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry, and David Sutherland. Additionally, you may receive solicitation materials from the Ancora Group, including proxy statements and [•] proxy cards or [•] voting
Your Vote Matters: How to Vote

Online
Visit the link shown on your enclosed WHITE proxy card or WHITE voting instruction form and use the control number that appears on your WHITE proxy card or WHITE voting instruction form when you access the webpage.

Mail Mark, date and sign your WHITE proxy card or WHITE voting instruction form and return it in the enclosed postage paid envelope.

Phone
Call the toll-free number and follow the telephone voting instructions provided on your WHITE proxy card or WHITE voting instruction form. You will need the control number that appears on your WHITE proxy card or WHITE voting instruction form.

At the Meeting
Stockholders as of [•], 2025 (the “Record Date”) may attend the virtual Annual Meeting and vote. You must register in advance in order to attend the Annual Meeting (please see the instructions below).

YOUR VOTE IS VERY IMPORTANT!
If you have any questions about the Annual Meeting or how to vote your shares, please contact the firm assisting us with the solicitation of proxies:
INNISFREE M&A INCORPORATED:
(888) 750-5884 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
instruction forms. U. S. Steel is not responsible for the accuracy or completeness of any information provided by or relating to the Ancora Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Ancora Group or any other statements the Ancora Group may make.
Our Board does NOT endorse any of the Ancora Group’s nominees and unanimously recommends that you use the WHITE proxy card or WHITE voting instruction form to vote “FOR” only each of our Board’s ten (10) director nominees and in accordance with our Board’s recommendation on each other proposal properly presented at the Annual Meeting. Our Board strongly urges you to disregard any materials sent to you by the Ancora Group, including any [•] proxy card or [•] voting instruction form, and NOT to vote using any [•] proxy card or [•] voting instruction form that may be sent to you by the Ancora Group. If you have already voted using a [•] proxy card or [•] voting instruction form, you have every right to change your vote and we strongly urge you to revoke that proxy any time before it is exercised at the Annual Meeting, by (i) following the instructions on your WHITE proxy card or WHITE voting instruction form to vote by Internet or telephone; (ii) marking, dating, signing, and returning your WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided; or (iii) pre-registering to attend and then voting at the Annual Meeting. Only your latest-dated, validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. You cannot vote “FOR” more than ten (10) director nominees at the Annual Meeting. You are permitted to vote for fewer than ten (10) nominees. If you vote “FOR” less than ten (10) nominees, your shares will only be voted “FOR” in respect of those nominees you have marked. If you vote “FOR” more than ten (10) nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted.
This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Stockholders to be held on [DAY, DATE], 2025 at [TIME], Eastern Time, and at any adjournment or postponement thereof  (the “Annual Meeting”). This proxy statement is first being provided to our stockholders on or about [•], 2025.
Please carefully review the proxy materials and follow the instructions below to promptly cast your vote on the WHITE proxy card using one of the options below. Even if you plan to attend the Annual Meeting, please cast your vote on the WHITE proxy card as soon as possible.
Stockholders as of the record date must register in advance to participate in the Annual Meeting by visiting the website www.cesonlineservices.com/x25_vm. Please have your WHITE proxy card or WHITE voting instruction form, notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting must be received by no later than [•] a.m., Eastern Time on [•], 2025. Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at [•] a.m. Eastern Time. If you encounter any technical difficulties accessing the meeting, please refer to the meeting reminder email, which will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at [•] [a.]m. Eastern Time on [•], 2025 and will remain available until the meeting has ended.
We encourage you to vote and submit your WHITE proxy card or WHITE voting instruction form as promptly as possible, even if you plan to attend the virtual meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Megan A. Bombick
Vice President, Associate General Counsel & Corporate Secretary
[•], 2025

U. S. Steel Tower 600 Grant Street Pittsburgh, PA 15219
Dear Fellow U. S. Steel
Stockholders
DAVID B. BURRITT
President & CEO
“I know the importance of
U. S. Steel in communities
where we do business,
and I will continue to
work for the future that
secures the promise of
opportunity and growth.”
[•], 2025
Thank you for your continued support and the trust you’ve placed in the U. S. Steel leadership team. Perseverance and the pursuit of enduring excellence have enabled our current successes, and we remain committed to completing our transaction with Nippon Steel in that same spirit.
2024 was undoubtedly a challenging year for the industry, and for U. S. Steel. We saw consistent price and demand declines across all segments, persistent inflation leading to increased costs, supply chain disruptions delaying key projects, and our widely supported transaction facing unprecedented interference. Yet despite facing these headwinds, we have demonstrated incredible resilience to deliver value to you, our stockholders, as well as to our employees, customers and the communities where we live and work.
Our team came together and delivered solid results, showcasing the successful completion of our strategic investments in our facilities and teams. We have transformed our company into a stronger, more resilient business, and making the hard slog to the other side of  “Best of Both” well worth the effort.
Securing the Future of U. S. Steel
We remain confident that a future partnership with Nippon Steel is the best path forward for American steel, American jobs, American communities and American supply chains. U. S. Steel’s partnership with Nippon Steel is the only path that enables the necessary know-how, technology and investments to secure the future of U. S. Steel. This includes no less than $1 billion to Mon Valley Works and approximately $300 million for Gary Works as part of the $2.7 billion committed investment in our union-represented facilities. The transaction has received overwhelming support from our stockholders, communities and employees —  especially local union leadership — and is the best way forward to protect U. S. Steel and to deliver $55 per share in cash to our stockholders.
Living by our Principles
Our S.T.E.E.L. Principles guide our actions, beginning with “Safety First”. In 2024, another year with extraordinary performance, we achieved 0.06 OSHA Days Away from Work, demonstrating once again that safety is not just a slogan, but a signature of the U. S. Steel culture. We take our environmental performance and our engagement with employees just as seriously. At U. S. Steel we lead with respect and do what’s right.
Operational Excellence Delivering Results for our Investors and Customers
2024 was a milestone year with the completion of Big River 2, our largest capital investment ever, expanding our mini mill capabilities with a technologically-advanced and efficient mill. While this project faced inflationary and supply chain pressures, its construction was completed ahead of peers facing similar challenges, which is a testament to our extraordinary team at Big River — another reason we believe it is the best mini mill in the world. But this is just another successful investment, in a series of investments in our mills across our footprint. Capital investments in efficiencies and performance improvements across our North American Flat-Rolled (NAFR) facilities in recent years, combined with a successful commercial strategy, resulted in incredible NAFR financial performance in 2024, providing resiliency for the enterprise despite tough market dynamics. We have achieved remarkable success as a team, improving NAFR EBITDA margins and performance versus competitors. We continue to work with our customers to find innovative solutions to their most challenging needs, and as our strategic investments come online, we have more tools than ever to do so.
Supporting our Communities
Throughout 2024, I had the opportunity to meet with many local leaders throughout the communities where we operate. I consistently heard that U. S. Steel is the bedrock of these communities. I am inspired by the stories of multigenerational U. S. Steel families, who have been able to provide better futures for their loved ones through their important work at U. S. Steel. I am heartened by the overwhelming support and all who have stood up to naysayers in advocacy for the next generation of steelmaking. I know the importance of U. S. Steel in communities where we do business, and I will continue to work for the future that secures the promise of opportunity and growth.
Your Vote Matters
To all our supporters in 2024 — thank you. The steel industry requires hard work, grit and determination. I can confidently say all these attributes are in abundance at U. S. Steel, and I look forward to building the future together with my colleagues, through any of the challenges we face next.
Your vote is especially important at this year’s Annual Meeting. As you may have seen, Ancora Catalyst Institutional, LP (“Ancora”), and others funds affiliated with Ancora (collectively, the “Ancora Group”), have provided notice of their intent to nominate nine (9) nominees for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board. Our Board does not endorse any of the Ancora Group nominees, and unanimously recommends that you vote “FOR” the election of only the ten (10) nominees proposed by our Board, using the WHITE proxy card or WHITE voting instruction form. Our Board strongly urges you to disregard and NOT to vote using any [•] proxy card or [•] voting instruction form sent to you by the Ancora Group.
Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your WHITE proxy card or WHITE voting instruction form to vote by proxy over the Internet, by telephone or by mail.
If you have any questions or require any assistance with voting your shares, please call U. S. Steel’s proxy solicitor:
INNISFREE M&A INCORPORATED
Stockholders may call (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries)	Banks and Brokers may call collect (212) 750-5833
We encourage you to read the accompanying proxy statement for more information about U. S. Steel and vote your shares on the proposals discussed in line with the recommendations made by our Board of Directors.
Thank you once again for your unwavering support for U. S. Steel. Now let’s get back to work…safely.
Sincerely,
DAVID B. BURRITT
President & CEO

Proxy Summary	The Virtual Annual Meeting will be held: [DAY, DATE], 2025 [•] [a.][p.]m. Eastern Time Record Date: [•], 2025
VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2025 Annual Meeting of Stockholders:
		For more information	Board Recommendation
Proposal 1	Election of Directors	Page 8	FOR only the 10 Nominees recommended by our Board of Directors
Proposal 2	Advisory Vote on the Compensation of Named Executive Officers	Page 39	FOR
Proposal 3	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	Page 84	FOR
Proposal 4
Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan to authorize issuance of 9.73 million additional shares for plan awards and to extend term of plan to ten years from date of stockholder approval
		Page 86	FOR
Proposal 5	Approval of the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	Page 95	FOR
Stockholders will also transact any other business that may properly come before the meeting.
YOUR VOTE IS EXTREMELY IMPORTANT! Our Board unanimously recommends that you vote “FOR” only the election of each of our Board’s ten (10) Director nominees and in accordance with our Board’s voting recommendation associated with all of the other proposals properly presented at the meeting.
Your Vote Matters: How to Vote

Online
Visit the link shown on your enclosed WHITE proxy card or WHITE voting instruction form and use the control number that appears on your WHITE proxy card or WHITE voting instruction form when you access the webpage.
Mail Mark, date and sign your WHITE proxy card or WHITE voting instruction form and return it in the enclosed postage-paid envelope.
Phone
Call the toll-free number and follow the telephone voting instructions provided on your WHITE proxy card or WHITE voting instruction form. You will need the control number that appears on your WHITE proxy card or WHITE voting instruction form.

At the Meeting
Stockholders as of  [•], 2025 (the “Record Date”) may attend the virtual Annual Meeting and vote. You must register in advance in order to attend the Annual Meeting (please see the instructions above).

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT1

PROXY SUMMARY ELECTION OF DIRECTORS
ELECTION OF DIRECTORS
The Board is composed of a diverse mix of highly experienced individuals who oversee U. S. Steel’s strategy and business performance. The Board unanimously recommends a vote FOR ONLY the ten nominees listed below. All of the nominees listed below are currently serving as directors.
At the upcoming Annual Meeting, two current directors will not stand for re-election: John V. Faraci and Patricia A. Tracey. Mr. Faraci currently serves as Chair of the Compensation & Organization Committee (the “Compensation Committee”). The Board has appointed Michael H. McGarry to serve as Chair of the Compensation Committee, effective following the Annual Meeting. Committee composition shown below is as of the date of this proxy statement.
					U. S. Steel Committees
Director Nominee	Age	Director Since	Principal Occupation/Experience	Other Public Company Boards	Audit	Compensation & Organization	Corporate Governance & Sustainability	Executive
Tracy A. Atkinson	60	2020	Ret. EVP and Chief Administrative Officer, State Street Corporation	2	■	■
Andrea J. Ayers	61	2023	Ret. President and CEO, Convergys Corporation	1	■	■
David B. Burritt	69	2017	President and CEO, United States Steel Corporation	1				■
Alicia J. Davis	54	2023	Chief Strategy Officer, Lear Corporation	0	■		■
Terry L. Dunlap	65	2022	Principal, Sweetwater LLC	1		■	■
John J. Engel	63	2011	Chairman, President and CEO, WESCO International, Inc.	1			■
Murry S. Gerber	72	2012	Ret. Chairman and CEO, EQT Corporation	2	■
Paul A. Mascarenas	63	2016	Ret. Chief Technical Officer, Ford Motor Company	2			■
Michael H. McGarry	67	2019	Ret. Executive Chairman & CEO, PPG Industries Inc.	3	■	■
David S. Sutherland (Independent Board Chair)	75	2008	Ret. President and CEO, IPSCO, Inc.	1				■
■ Member   ■ Chair    ■ Incoming Chair

2	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROXY SUMMARY SNAPSHOT OF 2025 DIRECTOR NOMINEES
SNAPSHOT OF 2025 DIRECTOR NOMINEES
Our Director nominees possess skills and experiences aligned to our current and future strategy and business needs, and demonstrate a high degree of integrity, ability to exercise sound judgment and an understanding of corporate governance and best practices. Annual Board evaluations also include an assessment of whether the Board has an appropriate mix of skills, experience and other characteristics.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	3

PROXY SUMMARY CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

We are committed to good corporate governance which promotes the long-term interests of stockholders, Board and management accountability, and helps build public trust in U. S. Steel. Our governance highlights include:

–
Annual election of directors

–
9 out of 10 director nominees are independent, including the Board Chair

–
Independent Audit, Compensation & Organization, and Corporate Governance & Sustainability committees

–
Regular executive sessions of independent directors

–
Robust oversight of strategic objectives, risk management and sustainability by Board and committees

–
Annual Board and committee self-evaluations

–
Executive compensation driven by pay-for-performance philosophy

–
Active Board refreshment approach to ensure Board composition aligns with corporate strategy and reflects wide breadth of backgrounds, skills and experiences

–
Proxy access right that is in line with market standards

–
Stock ownership and holding guidelines for directors and executive officers

–
A robust Code of Ethical Business Conduct that is based on our S.T.E.E.L. Principles

–
Regular, ongoing engagement with our stockholders

–
Best in class compliance commitment

–
Regular review of Chief Executive Officer (“CEO”) and senior management succession planning

–
Ability of our Board and its committees, at their sole discretion, to hire independent advisors, including counsel, at U. S. Steel’s expense

LISTENING TO OUR STOCKHOLDERS

The U. S. Steel Board and management team value its constructive, ongoing lines of communication with our stockholders to better understand their perspectives on our strategy, corporate governance, compensation and sustainability practices. Throughout the year, our CEO, CFO and Investor Relations team actively engage with our investors and the investment community, focusing on our business strategy, financial performance and stewardship priorities. In 2024, we held over 200 engagements with investors, representing more than 35% of our outstanding shares. The management team shares feedback from these investor meetings with our Board and appropriate Board committees on a regular basis, providing critical input into our governance, sustainability policies and business strategy considerations.

4	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROXY SUMMARY EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The goal of our executive compensation program is to attract, reward and retain leaders who create long-term value for our stockholders by delivering on objectives that support our long-term strategy. Appropriately motivating and incentivizing our leadership team to ensure continuity through the strategic transformation is a top priority of the compensation program.
To meet this objective and to align our executives’ interests with those of our stockholders, a significant portion of our named executive officers’ (“NEO”) compensation is variable and “at risk”, and total target compensation is aligned at a level competitive with the median of our peer group.
2024 Compensation Decisions and Results
–
Majority of CEO and NEO target compensation is variable and “at risk,” being performance- and/or stock-based

–
No changes in annual or long-term incentive target from the prior year for CEO or other NEOs

–
2024 target compensation mix is consistent with prior year’s target compensation mix; total target direct compensation is aligned with peer group median

–
Below target annual incentive and above target long-term incentive payouts correlate with performance against rigorous goals

–
Suspended TSR-based performance awards in 2024 due to pending merger

CEO 2024 Target Compensation
OTHER NEO 2024 Average Target Compensation

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	5

Background of the
Solicitation
The summary below details the significant communications and interactions between the Company and Ancora Catalyst Institutional, LP (together with its affiliates and associates, “Ancora”) in connection with Ancora’s nomination of nine individuals for election to the Board. This summary does not purport to catalogue every conversation of or among members of the Board, the Company’s management, and the Company’s advisors, on the one hand, and representatives of Ancora and its advisors relating to Ancora’s solicitation, on the other hand.
The Company maintains an active dialogue with its stockholders, and generally engages in regular communication with its large institutional stockholders on a periodic basis. Prior to the receipt of Ancora’s nomination notice, none of the Company or any of its representatives received any outreach from Ancora requesting any engagement, and no such engagement took place.
On January 22, 2025, Alan Kestenbaum spoke at a conference about topics including U. S. Steel. In his remarks, Mr. Kestenbaum criticized and denigrated U. S. Steel’s management team and the pending transaction with Nippon Steel, questioned the accuracy and completeness of the Company’s financial results and reporting without stating any factual basis for such questions and repeatedly used the phrase “make U. S. Steel great again.” Mr. Kestenbaum made no disclosures regarding Ancora or his potential nomination to the Board.
On the evening of January 26, 2025, a representative of Ancora delivered a letter to U. S. Steel, informing the Company of Ancora’s intent to nominate nine director candidates — Jamie Boychuk, Frederick D. DiSanto, Robert P. Fisher, Jr., James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas and David J. Urban — for election to the Company’s Board at the Annual Meeting. In the notice, Ancora reported direct beneficial ownership of 121,589 shares of the Company’s common stock, and beneficial ownership by Ancora and the other participants in Ancora’s proxy solicitation collectively of 468,497 shares of the Company’s common stock.
Within fifteen minutes of the Company’s receipt of such letter on the evening of January 26, 2025, The Wall Street Journal reported that Ancora would be seeking nine board seats at U. S. Steel.
On January 27, 2025, Ancora issued a press release and open letter addressed to the Board announcing the nomination of the nine director candidates and promoting Mr. Kestenbaum as a potential Chief Executive Officer of the Company to “make U. S. Steel great again.” In the release, among other things, Ancora criticized the Board’s decision to continue pursuing the $55 per share consideration offered by the Nippon Steel transaction and indicated that it “aims to install” a slate of directors and new CEO “committed to abandoning” the deal.
On the same day, U. S. Steel issued a press release acknowledging receipt of the Ancora nominations, reiterating the merits of the pending transaction with Nippon Steel, noting the connections among Ancora, Mr. Kestenbaum and Cleveland-Cliffs, and stating that the Board would present its recommendation regarding the Ancora nominees in the Company’s proxy statement.
On February 3, 2025, U. S. Steel’s outside counsel provided U. S. Steel’s director questionnaire to Ancora’s outside counsel and requested that the Ancora nominees complete and return such questionnaire. On February 10, 2025, Ancora’s outside counsel returned the completed questionnaires for each nominee. This was the only communication received from Ancora or its representatives during this time period.
Also on February 10, 2025, Ancora issued an open letter to the Board demanding that the Company immediately terminate the agreement with Nippon Steel and that the Board “finally engage with,” and cease “ignoring,” Ancora.
On February 11, 2025, U. S. Steel’s outside counsel emailed Ancora’s outside counsel to relay the Board’s request to schedule interviews of the Ancora nominees by members of the Board’s Corporate Governance & Sustainability Committee, in accordance with the Board’s normal practice for director candidates.
On February 12, 2025, Ancora, via its outside counsel, flatly declined the Board’s request for any interviews, suggesting that interviews might only be possible if the Board and Ancora were engaging in settlement negotiations and that boards use interviews with dissident nominees “for improper and self-serving purposes.” On February 14, 2025, the Board, via the Company’s outside counsel, expressed surprise at Ancora’s refusal to make its nominees available for an interview, since interviews are part of the Board’s normal process and are customary when a stockholder avails itself of the ability to make a nomination, and disagreed with Ancora’s suggestion that the interviews were for an improper or self-serving purpose.

6	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Background of the Solicitation
On the evening of February 17, 2025, Ancora submitted to the Company a request for books and records pursuant to Section 220 of the Delaware General Corporation Law. The request purported to be for the purpose of investigating (1) the Board’s decision to pursue litigation in the D. C. Circuit challenging President Biden’s executive order blocking the Nippon Steel Corporation (“Nippon Steel”) merger as wasteful and futile and (2) potential insider trading in connection with the CEO’s 10b5-1 trading plan. It sought the production of extensive records, including, for example, non-customary and irrelevant information related to “the net worth and annual income of each member of the Board.”
On February 18, 2025, Ancora issued a press release announcing the submission of such request to the Company and scheduling a conference call (which it conducted the following day via webcast) with James Chadwick (an Ancora representative) and Mr. Kestenbaum, to discuss its request. In the press release, Ancora stated five purposes for the submission of the books and records request, including (1) investigating whether the Board is violating its duty of loyalty by taking actions to improperly entrench itself, (2) assessing whether to take action in response to the results of the investigation, including potential litigation against the Company and Mr. Burritt, amongst others and (3) enhancing communication with other stockholders of the Company.
On February 24, 2025, U. S. Steel responded to Ancora’s books and records request. The response rejected the claims of potential wrongdoing as without credible basis. The Company’s response questioned Ancora’s stated purpose to investigate wrongdoing by the Board, given the immediate and stated use of the letter in connection with Ancora’s proxy solicitation to replace the Company’s board of directors. The response further stated that the demanded production of books and records is both overbroad and imprecise. Nonetheless, the Company offered to provide a limited production of responsive information subject to a mutually agreeable confidentiality agreement. The parties are in ongoing discussions with respect to this request.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	7

Proposal 1:
Election of Directors
INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to elect ten director nominees for a one-year term.

The Board of Directors recommends a vote FOR ONLYthe election of the ten individuals nominated by the Board:
– Tracy Atkinson – Andrea Ayers – David Burritt – Alicia Davis – Terry Dunlap	– John Engel – Murry Gerber – Paul Mascarenas – Michael McGarry – David Sutherland

Our Board currently has twelve members, each of whom were elected at the 2024 annual meeting of stockholders. Following consideration by the Corporate Governance & Sustainability Committee of candidates, including the Ancora Group nominees, the Board has recommended ten incumbent directors for election at the Annual Meeting. John V. Faraci and Patricia A. Tracey will not stand for re-election, and in accordance with our director retirement policy, will retire from the Board at our Annual Meeting. Director nominees are up for election for a one-year term. Each nominee elected will serve until our next annual meeting of stockholders and until such nominee’s successor is duly elected and qualified. Stockholders cannot vote “FOR” more than ten director nominees for election to the Board at the Annual Meeting.
CONTESTED ELECTION
As discussed below, the Corporate Governance & Sustainability Committee and our full Board regularly review and assess the Board’s composition to determine whether there is an appropriate mix of experience, qualifications, skills, and other attributes. The Corporate Governance & Sustainability Committee believes that board refreshment is an important part of maintaining good governance and ensuring that the Board is comprised of individuals who can best represent the interests of stockholders, aligned with the needs of the Company and the Board at the time and for the future. The Board also believes that a degree of continuity year-over-year is beneficial to stockholders as directors develop knowledge about the Company and the steel industry and an ability to work effectively as a collective group. In the past three years, the Board has added Mses. Ayers and Davis and Mr. Dunlap as directors, and three directors have retired from the Board, including Mr. Faraci and Ms. Tracey, who retire at the upcoming Annual Meeting.
As described under “Background of the Solicitation” above, based upon U. S. Steel’s director selection criteria in its Corporate Governance Principles and the unanimous recommendation of the Corporate Governance & Sustainability Committee, the Board unanimously determined to nominate Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland to serve until the 2026 Annual Meeting or until their respective successors have been elected and qualified. See the section of this proxy statement titled, “Election of Directors — 2025 Director Nominees” on page 13 for more information about the experience, qualifications, skills, and other attributes that caused the Board to determine that its nominees should serve as directors.
As described previously, the Ancora Group has notified U. S. Steel of its intent to nominate nine nominees — Jamie Boychuk, Fredrick DiSanto, Robert Fisher, Jr., James Hayes, Alan Kestenbaum, Roger Newport, Shelley Simms, Peter Thomas and David Urban — for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board. On this basis, under our bylaws, the Secretary has affirmatively determined that the number of nominees exceeds the number of directors to be elected at the Annual Meeting and, therefore, there is a contested election at the Annual Meeting. Due to such contested election, all director nominees will be elected by a plurality of votes cast and the ten (10) nominees who receive the greatest number of votes “FOR” their election will be elected to our Board at the Annual Meeting. Any shares not voted “FOR” a particular director nominee as a result of a “WITHHOLD” vote, a failure to vote or a broker non-vote (as described under Questions and Answers — What is the voting requirement to approve each of the proposals?) will not be

8	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS CONTESTED ELECTION
counted in that director nominee’s favor and will not otherwise affect the outcome of the election (except to the extent they reduce the number of shares voted “FOR” such director nominee).
The Board does NOT endorse the Ancora Group’s nominees and unanimously recommends that you use the WHITE proxy card or WHITE voting instruction form to vote “FOR” only each of the nominees proposed by the Board (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland). The Board strongly urges you to disregard any materials sent to you by the Ancora Group, including any [•] proxy card or [•] voting instruction form, and NOT to vote using any [•] proxy card or [•] voting instruction form that may be sent to you by the Ancora Group. If you have already voted using a [•] proxy card or [•] voting instruction form sent to you by the Ancora Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card or WHITE voting instruction form to vote by Internet, telephone, or by marking, dating, signing, and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. You cannot vote “FOR” more than ten (10) director nominees at the Annual Meeting. You are permitted to vote for fewer than ten (10) nominees. If you vote “FOR” less than ten (10) nominees, your shares will only be voted “FOR” in respect of those nominees you have marked. If you vote “FOR” more than ten (10) nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, at (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 from other countries.
In the event that the Ancora Group withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a WHITE proxy card to submit a later-dated vote by Internet, telephone, or mail. In the event that the Ancora Group withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules, any votes cast in favor of the Ancora Group’s candidate(s) will be disregarded and not be counted, whether such vote is provided on U. S. Steel’s WHITE proxy card or the Ancora Group’s [•] proxy card.
Although U. S. Steel is required to include all nominees for election on its universal proxy card, for additional information regarding the Ancora Group nominees and any other related information, please refer to the Ancora Group’s proxy statement, which is accessible without cost at www.sec.gov. You may receive solicitation materials from the Ancora Group, including proxy statements and [•] proxy cards or [•] voting instruction form. U. S. Steel is not responsible for the accuracy or completeness of any information provided by or relating to the Ancora Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Ancora Group or any other statements the Ancora Group may make.
All director nominees have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. Our Board does not anticipate that any of our director nominees will be unable to serve as a director. If, at the time of the Annual Meeting, any nominee is unable to serve or for good cause will not serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS SELECTION OF DIRECTOR NOMINEES
SELECTION OF DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee is responsible for identifying nominees for election to the Board, and may consider nominees suggested by several sources, including outside search firms, incumbent Board members and stockholders.
The committee seeks candidates who have experiences and abilities relevant to serving as a director of U. S. Steel and will represent the best interests of our stockholders as a whole, not any specific interest group or constituency. With input from the Board Chair and other directors, the committee evaluates the qualifications of each director candidate in accordance with the criteria described in the director selection criteria section of our Corporate Governance Principles, as summarized below.
Director Selection Criteria
In evaluating the qualifications of director candidates, the Corporate Governance & Sustainability Committee considers a number of factors, including the following:

Independence. Directors should neither have, nor appear to have, any conflicts of interest that would impair their ability to represent the interests of all our stakeholders or to fulfill their responsibilities on the Board.
Commitment. Directors should be able to contribute the time necessary to be actively involved in the Board and its decision-making and should be able and willing to prepare for and attend Board and committee meetings.
Qualifications. Directors should be or have been in leadership positions in their field of endeavor and have a record of excellence in that field. In selecting candidates for recommendation or re-election to the Board, the Corporate Governance & Sustainability Committee considers all aspects of a candidate’s qualifications and skills in the context of the needs of the Corporation at that point in time with a view towards creating a multifaceted Board with a variety of experiences and backgrounds, including with regard to leadership, expertise, skills, perspectives, characteristics, and geography.
Integrity. Directors should have a reputation for integrity and be of the highest ethical character.
Judgment. Directors should have the ability to exercise sound business judgment on a wide range of matters.
Knowledge. Directors should have a firm understanding of business strategy, corporate governance, board operations and other relevant business matters.
Skills. Directors should be selected so that the Board has an appropriate mix of skills in critical core areas, including, but not limited to:
– risk oversight, – strategic planning, – operations of a large organization, – accounting, – compensation,	– finance, – technology and innovation, – sustainability, – government relations, and – legal.
The Corporate Governance & Sustainability Committee and the Board may take into account other factors they consider to be relevant to the success of a publicly traded company operating in the steel industry. As part of the annual nomination process, the committee reviews the qualifications of each director nominee, including currently serving Board members, and reports its findings to the Board. On February 25, 2025, the Corporate Governance & Sustainability Committee determined that each director nominee recommended by the Board satisfied the director selection criteria and advised the Board that each of the director nominees listed under “Proposal 1: Election of Directors — 2025 Director Nominees” was qualified to serve on the Board.
A brief description of the background and qualifications of each Board-recommended nominee is provided on pages 13-22. No nominee has a familial relationship to any other director, nominee for director or executive officer. The independence of directors and nominees and other information related to the Board of Directors is described in, “Corporate Governance — Director Independence” in this proxy statement. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.

10	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR RETIREMENT POLICY
Stockholder Recommendations for Director Nominees
The Corporate Governance & Sustainability Committee will consider director candidates recommended by stockholders. Notice of a recommendation must be sent in writing to the Chair of the Corporate Governance & Sustainability Committee, c/o the Corporate Secretary of United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219. The recommendation must include:
–
the candidate’s name, address, occupation and share ownership;

–
any other biographical information that will enable the Corporate Governance & Sustainability Committee to evaluate the candidate in light of the criteria described above;

–
information concerning any relationship between the candidate and the stockholder making the recommendation; and

–
certain other information regarding the stockholder and candidate as detailed in our by-laws.

The recommendation must also identify the writer as a stockholder of U. S. Steel and provide sufficient detail for the Corporate Governance & Sustainability Committee to consider the recommended individual’s qualifications. The committee will evaluate the qualifications of candidates recommended by stockholders using the same criteria as used for other Board-nominated candidates.
DIRECTOR RETIREMENT POLICY
Our Corporate Governance Principles require non-employee directors to retire at the first annual meeting of stockholders after they reach age 74. However, the Board may grant exceptions to this policy on a case-by-case basis. An employee director who ceases to be an executive officer of U. S. Steel must retire from the Board, except that, at the Board’s request, a director who retires from the position of CEO may remain on the Board through the last day of the month in which that director turns 70. All directors who undergo a significant change in their business or professional careers must offer to resign from the Board. Mr. Faraci and Ms. Tracey, current directors, will retire from our Board at the Annual Meeting under this policy. The Board waived the retirement policy for Mr. Sutherland for one year to provide for leadership continuity in light of the pending merger with Nippon Steel.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS KEY SKILLS OF OUR DIRECTOR NOMINEES
KEY SKILLS OF OUR DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee considers current Board skills, background, experience, tenure and anticipated retirements to identify gaps that may need to be filled through the Board refreshment process. The following chart summarizes the core competencies that the Board considers valuable to effective oversight of U. S. Steel and illustrates how our Board nominees individually and collectively represent these competencies. The chart is intended to show the key competencies that each director brings to the Board, so the absence of an indicator for a particular skill does not mean that the director lacks that skill. The charts below reflect voluntary self-identification by each of the nominees.

12	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES
2025 DIRECTOR NOMINEES
For the upcoming Annual Meeting, the Board, based on the recommendation of the Corporate Governance & Sustainability Committee, is recommending the election of ten (10) nominees as a director. All nominees have informed the Board that they are willing to serve. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one. It is the intention of the proxyholders to vote proxies for the election of the nominees named in this proxy statement unless such authority is withheld.
A brief summary of the background and qualifications of each director nominee is provided on the following pages.
The Board of Directors recommends a vote FOR the election of each of the following 2025 Director Nominees using the WHITE proxy card.

Director Since: 2020
Age: 60
Board Committees
–
Audit

–
Compensation & Organization

Other Public Directorships
(past five years)
–
Citizens Financial Group (NYSE: CFG)
(since 2024)

–
RTX Corporation (NYSE: RTX)
(since 2020)

–
Affiliated Managers Group Inc (NYSE: AMG)
(2020-2024)

–
Raytheon Company
(formerly NYSE: RTN)
(2014-2020)

Education
–
B.A. in Accounting, University of Massachusetts

Tracy A. Atkinson Independent Director

Reasons for Nomination
Tracy Atkinson has over three decades of global business leadership in the banking and asset management industries and brings deep financial expertise, invaluable perspectives of institutional investors and experience in global compliance and regulatory matters. Her broad experience as a corporate director on the boards of leading public companies further strengthens the Board’s oversight of corporate governance matters, ensuring robust leadership and strategic decision-making.
Key Director Skills:
–
As a Certified Public Accountant, former audit partner at PricewaterhouseCoopers, and former Finance Executive and Treasurer at State Street, Ms. Atkinson has a sophisticated understanding of financial reporting, accounting, internal controls, enterprise risk management frameworks and practices, capital allocation and financial strategy.

–
In her former role as Chief Administrative Officer at State Street, Ms. Atkinson gained invaluable experience leading enterprise-wide transformation activities, company goal setting and performance management. In addition, as the former Chief Compliance Officer at State Street, she gained hands-on experience navigating regulatory change during a period of significant industry challenge and intense regulatory pressure.

–
As a seasoned director on public company boards, Ms. Atkinson has a track record of driving shareholder value and guiding companies through pivotal strategic transactions. While serving on Raytheon’s board, she played a key role in overseeing the $121 billion merger of equals with United Technologies Corporation.

Career Highlights

State Street Corporation (NYSE: STT) — a leading financial services provider for institutional investors
–
EVP and Chief Administrative Officer (2019-2020)

–
EVP and Chief Compliance Officer (2017-2019)

–
Treasurer (2016-2017)

–
EVP, Finance (2010-2017)

–
EVP and Chief Compliance Officer (2009-2010)

–
EVP and Chief Compliance Officer, State Street Global Advisors (2008-2009)

MFS Investment Management — a global equity and fixed-income asset manager
–
Various leadership positions (2004-2008)

PricewaterhouseCoopers — a global audit, tax and consulting advisory firm
–
Partner (1999-2004)

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2023
Age: 61
Board Committees
–
Audit

–
Compensation & Organization

Other Public Directorships
(past five years)
–
Stanley Black & Decker
(NYSE: SWL) (since 2014; Board Chair since 2022)

–
Endurance International Group Holdings, Inc. (formerly Nasdaq: EIGI) (2019-2021)

Education
–
B.A. in Management and Administration, Louisiana State University, Shreveport

Andrea J. Ayers Independent Director

Reasons for Nomination
Andrea Ayers brings nearly three decades of senior leadership experience in driving digital transformation, strategic growth and operational excellence. As a public company director on boards of several leading companies, Ms. Ayers has provided critical contributions in overseeing corporate strategy, M&A transactions and integration efforts. She contributes to the Board extensive expertise in human capital management and talent development, having overseen a global enterprise with nearly 125,000 employees worldwide.
Key Director Skills
–
As CEO of Convergys, Ms. Ayers developed deep expertise in managing strategic, operational and financial matters, overseeing strategic acquisitions and integration efforts. Under her leadership, Convergys grew from a company with three business lines to a full-scale provider of customer management solutions.

–
During her service on the board of Stanley, Black & Decker, she has played a critical role in guiding that company through a large-scale digital transformation effort, empowering it to successfully navigate evolving market dynamics and customer preferences.

–
Having led a global company, Ms. Ayers has built significant expertise in human capital management, talent and leadership development, building high-performing teams and fostering a culture of continuous improvement and innovation.

Career Highlights
Convergys Corporation (now Concentrix Corporation) — (formerly NYSE: CVG) — a leading customer and information management systems provider – President and CEO (2012-2018)	– COO, Convergys Customer Management Group, Inc. (2010-2012) – President, Convergys Customer Management Group, Inc. (2008-2012) – Other leadership and staff positions (1990-2008)

14	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2017
Age: 69
Board Committees
–
Executive

Other Public Directorships (past five years)
–
Lockheed Martin (NYSE: LMT) (since 2008)

Memberships:
–
The Business Council

–
G100

Education
–
B.S. in Accounting, Bradley University

–
MBA, University of Illinois

David B. Burritt President and Chief Executive Officer

Reasons for Nomination
David Burritt has more than four decades of global business leadership experience in the steel and construction manufacturing industry. Under his leadership, U. S. Steel has grown into an industry innovator, preferred partner and reliable supplier for many of our customers, with transformed, lean and agile operations. Mr. Burritt provides the Board with critical perspectives on the Company’s customer-centric strategy and contributes extensive insights into the global commodities market, talent strategy and evolving customer expectations.
Key Director Skills
–
Under Mr. Burritt’s leadership, U. S. Steel has embarked on a transformative journey, marked by the inauguration of state-of-the-art facilities like Fairfield Tubular and Big River Steel. He launched the Company’s customer-centric approach, which has been pivotal in establishing a strong foundation for the Company’s shareholder value creation strategy throughout business cycles.

–
With over a decade of executive leadership experience at U. S. Steel, Mr. Burritt has an insider’s view of the U.S. and global steel industry. His roles have encompassed overseeing all strategic, financial and day-to-day business operations. He serves as a member of the Executive Committee of the World Steel Association and National Safety Council, advocating for the company’s interests and industry standards.

–
His prior experience as CFO at a global public company equipped him with a deep understanding of strategic planning and global operations management. During his tenure at Caterpillar Inc., Mr. Burritt successfully guided the company through the global recession and various transformation initiatives.

Career Highlights

United States Steel Corporation
–
President and CEO (since 2017)

–
President and COO (2017)

–
EVP and CFO (2013-2017)

Caterpillar Inc. (NYSE: CAT) — a leading construction, mining, energy and rail manufacturer
–
CFO and VP, Global Finance and Strategic Services (2004-2010)

–
Corporate Controller & Chief Accounting Officer (2002-2004)

–
Corporate 6 Sigma Champion (2001-2002)

–
General Manager, Strategic & Business Services — Europe, Africa, Middle East Region (1998-2001)

–
Finance Director & Senior Business Resources Manager, Belgium (1994-1998)

–
Other leadership and management positions throughout finance and business organizations (1978-1994)

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2023
Age: 54
Board Committees
–
Audit

–
Corporate Governance & Sustainability

Other Public Directorships
(past five years)
–
None

Education
–
B.A. in Business Administration, Florida A&M University

–
J.D., Yale Law School

–
MBA, Harvard Business School

Alicia J. Davis Independent Director

Reasons for Nomination
Alicia Davis is an experienced senior executive leader of a leading global enterprise in the automotive manufacturing industry. She brings decades of experience in overseeing strategy, corporate development, and corporate law. Her deep industry knowledge and expertise in capital markets is instrumental in guiding U. S. Steel through the current macroeconomic environment, providing critical insights to the Board.
Key Director Skills
–
As Chief Strategy Officer at Lear Corporation, Ms. Davis leads the central strategy organization, overseeing enterprise-wide strategic and financial planning. With experience in global investment banking firms Raymond James and Goldman Sachs, she has represented both public and private companies in numerous strategic transactions.

–
At Lear Corporation, she played a key role in the company’s acquisition of Kongsberg Automotive’s Interior Comfort Systems business (2022) and I.G. Bauerhin (IGB) in 2023, which expanded Lear’s portfolio of vehicle technologies while driving international growth and innovation.

–
Her significant legal experience and distinguished academic background, extend her expertise to risk mitigation, environmental compliance and governance.

Career Highlights

Lear Corporation — a global automotive supplier
–
SVP and Chief Strategy Officer (since 2021)

–
SVP, Strategy and Corporate Development (2021)

–
SVP, Corporate Development and Investor Relations (2019-2021)

–
VP, Investor Relations (2018-2019)

University of Michigan Law School — an academic institution
–
Professor from Practice (since 2023)

–
Associate Dean for Strategic Initiatives (2016-2018)

–
Professor of Law (2009-2023)

–
Assistant Professor of Law (2004-2009)

Kirkland & Ellis LLP — a global law firm
–
Of Counsel (2004-2006)

–
Associate (2002-2004)

Raymond James & Associates — a global wealth management, capital markets, asset management firm
–
Vice President (2001-2002)

–
Associate (1999-2001)

Goldman Sachs — a leading global investment banking, securities, and asset and wealth management firm
–
Analyst (1993-1995)

16	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2022
Age: 65
Board Committees
–
Compensation & Organization

–
Corporate Governance & Sustainability

Other Public Directorships
(past five years)
–
Matthews International Corporation (NASDAQ: MATW) (since 2015)

–
Ampco-Pittsburgh Corporation (NYSE: AP) (2019-2022)

–
TimkenSteel Corporation (NYSE: TMST) (2015-2021)

Education
–
B.S. in Marketing, Indiana University of Pennsylvania

–
Attended the Loyola University of Chicago MBA program

Terry L. Dunlap Independent Director

Reasons for Nomination
Terry Dunlap brings over four decades of leadership experience in the global steel and manufacturing industries, driving growth, operational efficiency and innovation. He has a proven track record in overseeing large-scale projects, building high-performing teams and navigating the complexities of cyclical market dynamics. His deep understanding of the markets and manufacturing processes, coupled with his extensive knowledge of global industry trends and strong expertise in labor relations, bolsters the Board’s ability to create shareholder value while identifying new growth opportunities.

Key Director Skills
–
Mr. Dunlap has significant experience leading businesses through transformative growth, having served as interim CEO and President of TimkenSteel. During his tenure, he successfully revitalized that company by strengthening its balance sheet and streamlining its operational and organizational structure to establish a new growth momentum.

–
At Allegheny Technologies, Mr. Dunlap has overseen numerous innovation-driven initiatives to enhance business performance, playing a key role in positioning the company as a global leader in specialty rolled products.

–
With deep operational experience across a wide range of steel industry business functions, Mr. Dunlap has worked in sales, marketing, manufacturing, supply chain management and information technology. Additionally, his expertise extends to human capital management, where he has effectively navigated labor relations matters to build strong and effective teams.

Career Highlights
Sweetwater LLC — a consulting company focused on manufacturing and technology
–
Principal (since 2015)

TimkenSteel (NYSE: TMST) — a leading manufacturer of high-performance steel products
–
Interim CEO and President (2019-2021)

Allegheny Technologies (NYSE: ATI) — a global diversified specialty materials manufacturer
–
EVP, Flat Rolled Products Group (2008-2014)

–
President, Flat Rolled Products Group (2002-2008)

–
CIO and VP, Procurement (2000-2002)

–
General Manager, Stainless & Nickel Alloy Business Unit (1998-2000), Supply Chain & Logistics (1996-1998), Electrical Steel Business Unit (1995-1998)

–
Director, International Sales and Business Development (1992-1995)

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2011
Age: 63
Board Committees
–
Corporate Governance & Sustainability (Chair)

Other Public Directorships
(past five years)
–
WESCO International, Inc. (NYSE: WCC)
(since 2009)

Memberships
–
Business Roundtable

–
The Business Council

–
National Association of Manufacturers (board of directors)

Education
–
B.S. in Mechanical Engineering, Villanova University

–
MBA, University of Rochester

John J. Engel Independent Director

Reasons for Nomination
John Engel is a seasoned executive with decades of experience in strategic planning, risk oversight and managing complex operational and financial matters. With over 15 years at WESCO International, Mr. Engel played a pivotal role in driving the company’s growth and transformation. His extensive expertise in supply chain and manufacturing provides deep insights to the Board oversight of the evolving landscape of steel production and global markets. With his deep roots in Pittsburgh, Mr. Engel brings valuable institutional knowledge, which strengthens the Board’s ability to effectively oversee strategic decisions and risk management.
Key Director Skills
–
During his tenure at WESCO, Mr. Engel has overseen more than 30 acquisitions and led WESCO’s $4.5 billion merger with Anixter, a global leader in supply chain solutions, advancing WESCO’s customer-focused growth strategy, positioning that company to effectively adapt to the challenges of the global economy.

–
Mr. Engel successfully led the integration of WESCO and Anixter businesses, surpassing WESCO’S three-year targets multiple times and exceeding all operational synergy goals established at the time of the merger.

–
To capture the next wave of value creation through innovative, data-driven solutions, Mr. Engel currently oversees WESCO’s strategic investments in big data, including the integration of artificial intelligence to enhance supply chain efficiencies and optimize operations.

Career Highlights

WESCO International, Inc. (NYSE: WCC) — a leading provider of distribution, logistics services and supply chain solutions
–
Chairman of the Board (since 2011)

–
President and CEO (since 2009)

–
SVP and COO (2004-2009)

Gateway, Inc. — an American computer hardware manufacturer (acquired by Acer Inc.)
–
SVP and General Manager (2003-2004)

Perkin Elmer, Inc. (NYSE: PKI) — a global analytical services and solutions provider
–
EVP and General Manager (2000-2003)

–
SVP and General Manager (1999-2000)

Allied Signal, Inc. — a manufacturer of aerospace systems and components (acquired by Honeywell International, Inc.)
–
VP and General Manager (1994-1999)

General Electric Company (NYSE: GE) — an American multinational conglomerate
–
Various engineering, manufacturing, and general management positions (1985-1994)

18	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2012
Age: 72
Board Committees
–
Audit Committee (Chair)

Other Public Directorships
(past five years)
–
Halliburton (NYSE: HAL) (since 2012)

–
BlackRock, Inc. (NYSE: BLK) (since 2000; Lead Director since 2017)

Education
–
B.S. in Geology, Augustana College

–
M.S. in Geology, University of Illinois

Murry S. Gerber Independent Director

Reasons for Nomination
Murry Gerber has over 40 years of experience leading and advising companies in the energy, natural resources, and industrials sectors — industries important to U. S. Steel’s suppliers and customers. He brings extensive expertise in oversight of strategic, operational and financial matters for large global enterprises. As an independent director at BlackRock and Halliburton, Mr. Gerber offers valuable insights into leading corporate governance and business impact practices, strengthening the Board’s oversight of long-term growth strategy.
Key Director Skills
–
As a director at BlackRock, Mr. Gerber has leveraged his financial and business acumen to oversee critical decisions during a period of significant transformation, including the acquisitions of Merrill Lynch Investment Managers in 2006 and Barclays Global Investors (BGI) in 2009, which resulted in Blackrock becoming the largest manager of ETFs in the world.

–
Mr. Gerber helped establish Coral Energy, now Shell Trading North America, and served as Treasurer of Shell Oil, bringing valuable enterprise risk management expertise to the Board.

–
In leadership roles at EQT and Shell Oil, Mr. Gerber spearheaded extensive shareholder value creation initiatives, driving substantial growth and performance improvements and leading the organization through technological change as it pioneered the development of shale gas, contributing to American energy independence.

Career Highlights
EQT Corporation (NYSE: EQT) — an American energy company engaged in hydrocarbon exploration and pipeline transport – Executive Chairman (2010-2011) – Chairman and CEO (1998-2010)	Shell Trading North America (formerly Coral Energy) — a petroleum products company – CEO (1995-1998) Shell Oil Company — a British multinational oil and gas company – Treasurer (1994-1996)

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	19

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2016
Age: 63
Board Committees
–
Corporate Governance & Sustainability

Other Public Directorships
(past five years)
–
ON Semiconductor
(NYSE: ON) (since 2014)

–
The Shyft Group
(NYSE: SHYF)
(since 2018)

–
BorgWarner
(NYSE: BWA) (2018-2022)

Education
–
B.Sc. in Mechanical Engineering, King’s College London

Paul A. Mascarenas Independent Director

Reasons for Nomination
Paul Mascarenas brings more than three decades of extensive experience in the automotive and industrial sectors, with a proven track record in product development, program management and driving global business strategies. He held senior leadership roles at a leading automotive company, where he led transformative initiatives to advance innovation, expanding the company’s technology portfolio and building strategic relationships with key technology partners to strengthen manufacturing capabilities. Through his broad experience with several technology and manufacturing companies, he contributes valuable insights to Board discussions, representing perspectives of our key customers.
In 2015, Mr. Mascarenas was awarded an Order of the British Empire (OBE) by Her Majesty, Queen Elizabeth II, for his contributions to the automotive industry.
Key Director Skills
–
Mr. Mascarenas has critical knowledge of engineering and the automotive industry, advising the Board on technical matters and strategic customer relations. As Chief Technical Officer at Ford, he led the company’s global research and innovation activities, including Ford’s “Blueprint for Mobility,” V2X (vehicle-to-infrastructure) communications, and autonomous driving technologies.

–
Through his leadership of new vehicle programs at Ford in multiple global markets and developing diversified project strategies tailored to various regions, Mr. Mascarenas gained extensive expertise in global business operations.

–
In his current role at a venture capital firm, Mr. Mascarenas has gained extensive experience in identifying and evaluating investment opportunities at the forefront of industrial innovation, advising companies on complex financial strategies.

Career Highlights

Fontinalis Partners — a venture capital firm
–
Venture Partner (since 2014)

Ford Motor Company (NYSE: F) — a leading global automotive company
–
Chief Technical Officer (2011-2014)

–
Vice President, Engineering — Global Product Development (2005-2010)

–
Other business management positions (1982-2004)

20	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2019
Age: 67
Board Committees
–
Audit

–
Compensation & Organization

Other Public Directorships
(past five years)
–
CH Robinson Worldwide Inc. (NYSE: CHRW) (since 2024)

–
Holcim (NYSE: HCMLF) (since 2024)

–
Shin Etsu Chemical Co., LTD (TSE: SHECY) (since 2022)

–
PPG Industries, Inc. (NYSE: PPG)
(2015-2023)

Education
–
B.S. in Mechanical Engineering, University of Texas at Austin

–
Advanced Management Program at Harvard Business School

Michael H. McGarry Independent Director

Reasons for Nomination
Michael McGarry has over 40 years of experience in managing global manufacturing, logistics, strategic and operational matters for large, capital-intensive enterprises, many of which operate in highly regulated industries. He brings expertise in public company accounting, risk management, talent development, disclosure and financial system management, making him a key member of the U. S. Steel Board.
Key Director Skills
–
During his tenure with the Pittsburgh-based PPG Industries, Mr. McGarry played a pivotal role in several strategic initiatives that transformed that company from a diversified glass, chemicals and coatings manufacturer into a highly focused coatings enterprise, achieving over $15 billion in revenues.

–
Mr. McGarry has held key executive leadership roles across the US, Europe, and Asia, leading completion of several PPG’s largest acquisitions, including the $1 billion acquisition of Glidden and the $2.3 billion acquisition of Comex, a leading Mexican paint company, significantly expanding the company operations to over 70 countries and sales in more than 140 countries around the world.

–
Mr. McGarry’s extensive experience overseeing PPG’s compliance with evolving environmental regulations, coupled with his leadership in implementing eco-friendly innovations and sustainability practices, enables him to contribute to the oversight of U. S. Steel’s sustained long-term growth strategy.

Career Highlights

PPG Industries (NYSE: PPG) – a leading global supplier of paints, coating and specialty materials
–
Executive Chairman (2023)

–
Chairman and CEO (2016-2022)

–
President and COO (2015-2016)

–
COO (2014-2015)

–
EVP (2012-2014)

–
SVP, Commodity Chemicals (2008-2012)

–
VP, Managing Director, Coatings, PPG Europe (2006-2008)

–
VP, Chlor-Alkali and Derivatives (2004-2008)

–
General Manager, Fine Chemicals (2000-2004)

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	21

PROPOSAL 1: ELECTION OF DIRECTORS 2025 DIRECTOR NOMINEES

Director Since: 2008
Age: 75
Board Committees
–
Executive

Other Public Directorships
(past five years)
–
GATX Corporation
(NYSE: GATX) (2002-present)

–
Imperial Oil, Ltd (NYSEAMERICAN: IMO) (2010-2023)

Memberships
–
American Iron and Steel Institute (Fmr. Chairman)

–
Steel Manufacturers Association

–
Canadian Steel Producers Association

–
National Association of Manufacturers

–
International Iron and Steel Institute

Education
–
B.Com., University of Saskatchewan

–
MBA, University of Pittsburgh’s Katz Graduate School of Business

David S. Sutherland Independent Board Chair

Reasons for Nomination
David Sutherland brings a more than 30-year leadership career in the steel manufacturing industry to the U. S. Steel Board, including his CEO role with a leading North American steel plate and energy pipe manufacturer. He contributes to the Board his deep understanding of the entire steel production, manufacturing, and operational process, as well as insights into overseeing large, capital intensive investments and integration, industry-wide macroeconomic trends and labor relations, with a solid track record of shareholder value creation.
Key Director Skills
–
Through his service as CEO of IPSCO, Mr. Sutherland brings top level enterprise experience to the Board, having developed and executed a growth strategy that drove IPSCO’s revenue from $1.1 billion to $3.8 billion. He was also responsible for overseeing several strategic opportunities, such as the company’s acquisition of NS Group, Inc., as well as its own sale to the Swedish steel company SSAB in 2007, expanding that company’s global reach.

–
Mr. Sutherland has deep operational experience in all aspects of our industry, including steel, tubulars, and coil processing. He has held important line and staff positions and has been deeply involved in manufacturing, marketing and sales. In addition to his top executive roles, he has served as chairman of the American Iron and Steel Institute and held other directorships with the Steel Manufacturers Association and the International Iron and Steel Institute.

–
Having led teams through transformational M&A, greenfield investment and integration, structural change and broader labor negotiations, Mr. Sutherland has first-hand experience navigating industrial labor relations and building effective human capital and corporate change management strategies.

Career Highlights

IPSCO, Inc. – leading North American steel producer
–
President and CEO (2002-2007)

–
EVP and COO (2001-2002)

–
VP, Raw Materials and Coil Process (1997-2001)

–
Senior managerial positions overseeing tubular operations, corporate scheduling, and employee and labor relations (1977-1997)

22	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Corporate
Governance
Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. We have a long and rich tradition relating to corporate governance and public company disclosure, including being one of the first publicly traded companies in United States history to hold an annual meeting of stockholders and to publish an annual report. In this section, we describe some of our key governance policies and practices.
OUR GOVERNANCE FRAMEWORK

U. S. Steel is committed to maintaining the highest standards of corporate governance and ethical conduct, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of U. S. Steel, its stockholders and its customers. Our governance framework gives our highly experienced directors the structure necessary to provide oversight, advice and counsel to U. S. Steel. The Board’s responsibilities include:

–
overseeing the management of our business and the assessment of our business risks;

–
overseeing the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical principles;

–
reviewing and approving our major financial objectives and strategic and operating plans;

–
overseeing our sustainability, human capital management and succession planning for the CEO and other key executives; and

–
establishing an effective governance structure, including appropriate board composition and planning for board succession.

The Board discharges its responsibilities through regularly scheduled meetings, as well as telephone or video conferences, actions by written consent and communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of our stockholders.
–
During the fiscal year ended December 31, 2024, the Board held 10 meetings as well as interim conference calls and business updates.

–
All of the current directors attended in excess of 75% of the meetings of the Board and the committees on which they served.

–
All 13 then-serving directors attended the 2024 Annual Meeting of Stockholders.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties. The Board regularly reviews U. S. Steel’s governance policies and practices, which take stockholder feedback into consideration. Our Corporate Governance Principles, in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of U. S. Steel.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	23

CORPORATE GOVERNANCE OUR GOVERNANCE FRAMEWORK
CORPORATE GOVERNANCE MATERIALS
The following materials are available on our website, www.ussteel.com: – Corporate Governance Principles – By-laws – Board Committee Charters – Code of Ethical Business Conduct	These materials are also available in print to any person, without charge, upon written request to: Corporate Secretary United States Steel Corporation 600 Grant Street, Suite 1884 Pittsburgh, PA 15219
Corporate Governance at a Glance
Leadership Structure
–
Our Board Chair is independent and interacts closely with our CEO

–
The independent Board members elect our Board Chair annually. Among other duties, our Board Chair leads executive sessions of the independent directors to discuss certain matters without management present

Board Composition
–
The Board assesses its performance through annual Board and committee self-evaluations

–
The Corporate Governance & Sustainability Committee periodically evaluates the mix of skills on the Board to ensure the Board’s composition is aligned with U. S. Steel’s strategic needs

–
Demonstrated commitment to Board refreshment, as evidenced by three new directors added to, and three directors rotating off, the Board since 2022

Board Independence	– 9 out of 10 of our nominees are independent – Our CEO is the only employee director – The independent directors regularly hold executive sessions without management present
Board Committees
–
We have four Board committees — Executive, Audit, Corporate Governance & Sustainability, and Compensation & Organization

–
With the exception of the Executive Committee (composed of our Board Chair and CEO), all other committees are composed entirely of independent directors

Management Succession Planning
–
The Board actively monitors succession planning and talent development and receives regular updates on employee engagement, and retention matters

–
The Board regularly reviews senior management succession and development plans

Director Stock Ownership
–
Our directors are required to receive more than half of their annual retainer in shares of our common stock, which will either vest after one year or are deferred until retirement, at the election of the director, and are subject to robust ownership requirements

Risk Oversight
–
Our full Board is responsible for risk oversight, and has designated committees to oversee certain key risks, including sustainability/climate-related risks and cybersecurity risks

–
Our Board oversees management as management fulfills its responsibilities to assess and mitigate risks and to control major risk exposures

Accountability to Stockholders
–
We hold annual director elections and use majority voting in uncontested director elections

–
We implemented a proxy access by-law provision in line with market standards, which enables certain of our stockholders to nominate directors and have their eligible nominees included in the proxy statement with our nominees

–
We actively and routinely reach out to our stockholders through our engagement program

24	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE KEY AREAS OF BOARD OVERSIGHT
KEY AREAS OF BOARD OVERSIGHT
Business Strategy
A primary responsibility of our Board is oversight of our business strategy.

Long-Term Planning At least one multi-day Board meeting each year is dedicated to our long-term strategic planning.	Capital Allocation Review The Board devotes significant time to reviewing our capital allocation strategy aligned with the corporate strategy.
Capital Budgets Review
Annually, the Board reviews and approves our capital authorization and spending budgets, which are designed to strategically deploy capital in ways that achieve operational excellence, grow profitability, generate strong returns and improve sustainability performance.

Regular Review of Plans and Progress
At each regular Board meeting throughout the year, the Board reviews our strategy, operating plans, overall financial performance, and our progress on each of these, and provides significant guidance and feedback.

Regular Interaction with Management
To oversee management’s performance in executing our strategy, the Board receives regular updates and actively engages in dialogue with our executive management team. Members of our Board also periodically visit our facilities to monitor the execution of our strategy in our operating segments, and to assess areas for improvement or potential risk.

Succession Planning
Our Board and management consider succession planning and professional development to be an integral part of the Corporation’s long-term strategy. The Board and management have a robust, well-developed succession planning process that not only develops internal leadership candidates, but also considers external leadership candidates for top executive roles. Our Board discusses succession planning at least annually.
STEP 1	STEP 2
Our full Board reviews senior management succession and development plans with our CEO
Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances

The Board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions. The Board is responsible for monitoring our management succession and leadership development plans.
Our Corporate Governance Principles require all executive officers to retire at age 65. The Compensation Committee may, in its discretion, waive that requirement, and did waive it for Mr. Burritt.
Creating Long-term Stockholder Value

The primary goal of our capital allocation strategy is to create long-term stockholder value driven by four priorities for cash:
–
maintaining balance sheet strength that supports the Company’s strategic objectives;

–
investing in new, less capital-intensive technologies that are also less carbon intensive, to support sustainable innovation to achieve our strategy;

–
reinvesting in our current assets to advance operational excellence to deliver high-quality products and service to our customers; and

–
returning cash to stockholders through dividends and stock buybacks.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	25

CORPORATE GOVERNANCE KEY AREAS OF BOARD OVERSIGHT
Sustainability

FULL BOARD

The Board monitors and guides the Corporation's sustainability practices, reporting metrics and performance and retains overall oversight of sustainability, risk and strategic direction, and, in addition to the areas of risk oversight described on page 27, has delegated to each of the three standing committees specific oversight responsibilities.

AUDIT COMMITTEE

- Assists the Board in overseeing the operational activities of the Corporation and identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change; and
- oversees ethics and compliance program to ensure strong governance culture

COMPENSATION & ORGANIZATION COMMITTEE

Oversees human capital-related matters, including in the areas of employee engagement and talent strategy

CORPORATE GOVERNANCE & SUSTAINABILITY COMMITTEE

- Oversees the sustainability program as a whole and the risks associated with achieving certain sustainability-related measures, including greenhouse gas emissions and other climate-related matters and sustainable use and management of natural resources (such as air, water, land and minerals);
- Meets at least quarterly, and regularly reports climate-related matters to the Board; and
- As part of its oversight, reviews sustainability as a standing agenda item, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions and intensity reduction targets, the use of reporting and disclosure frameworks, and community engagement activities

MANAGEMENT

Takes an active role in managing and assessing climate-related risks and opportunities by integrating climate-related risk into our overall Enterprise Risk Management (ERM) framework, as well as forming interdepartmental committees to drive our sustainability strategy.

Culture and Human Capital Management
Moving up the talent curve is a critical success factor to achieving our corporate strategy. Because we believe U. S. Steel will only be able to successfully execute on its strategic priorities with the full engagement of a talented workforce, the Board and its committees oversee human capital management. The Board receives periodic reports on the results of employee engagement or inclusion surveys, the collective bargaining process and relationship between management and the United Steelworkers, and relevant workforce metrics, including those related to talent attraction, retention, engagement and development, and pay and hiring practices. The Compensation & Organization Committee has been delegated specific oversight responsibilities for human capital management and engagement strategies.
Director Visits to U. S. Steel Facilities

The Board also believes that visits to facilities enable it to observe the Corporation’s culture first-hand, and periodically our Board members visit facilities across our footprint. In 2024, directors visited our Research and Technology Center in Munhall, Pennsylvania. These experiences enable the Board to demonstrate and observe U. S. Steel’s culture of caring and prioritization of safety and evaluate whether the Corporation is adopting business practices that create the engaged and stable workforce needed to achieve its long-term strategy.

26	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD’S ROLE IN RISK OVERSIGHT
BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is responsible for overseeing the assessment and management of risks impacting U. S. Steel. The Board annually reviews U. S. Steel’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; political, and regulatory issues; employee and labor issues; and financial results and projections. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within its specific areas of responsibility. Each committee regularly reports to the full Board on its respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	27

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
Cybersecurity Oversight
With investors and stakeholders focused on cybersecurity risks across the globe, we are confident in the Board’s execution of its oversight of this risk, among others. Our management team works with the Board, primarily through the Audit Committee, to keep them informed and educated on cybersecurity topics, including:

CYBERSECURITY RISK BOARD OVERSIGHT

The Board of Directors is responsible for overseeing the assessment and management of enterprise-level risks that may impact U. S. Steel.

AUDIT COMMITTEE

The Audit Committee has primary responsibility for overseeing risk management, including oversight of risks from cybersecurity threats.

MANAGEMENT

Management, including the Chief Information Officer and Chief Information Security Officer, reports on cybersecurity matters regularly to the Board, primarily through the Audit Committee, including:

- an annual report regarding specific risks and mitigation efforts within U. S. Steel; and
- a 5-year cybersecurity threat assessment conducted by third party experts.

Management provides benchmarking information and updates on key operational and compliance metrics to the Board.

- **Training:** Cybersecurity training is provided to the full Board of Directors, including training by third party experts, to educate directors on the current cyber threat environment and measures companies can take to mitigate risk and impact of cyber attacks.
- **Incident Response Plan:** The Company maintains a Cybersecurity Incident Response Plan, which establishes an organizational framework and guidelines intended to facilitate an effective response and handling of cybersecurity incidents that could jeopardize the availability, integrity, or confidentiality of U. S. Steel's assets.

BOARD LEADERSHIP STRUCTURE
The Board regularly considers the appropriate leadership structure for U. S. Steel. It has concluded that the Company and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Board Chair, or whether the Board Chair should be an independent director. David S. Sutherland currently serves as the Company’s independent Board Chair. The Board believes that the current structure of separating the chair and CEO roles provides for independent oversight of management and accountability to stockholders. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what will provide the best leadership structure, taking into account the needs of U. S. Steel at that time.
If the Board Chair is not independent, then the independent directors will elect from among themselves a Lead Director. The Board Chair (or Lead Director) is elected annually by the Board.
Because our current Board Chair is independent, his duties also include the duties of the Lead Director listed below.
Duties of Independent Board Chair

–
Chair Board meetings as well as executive sessions of the independent directors

–
Serve as a liaison between the CEO and the independent directors

–
Approve Board meeting agendas and, in consultation with the CEO and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items

–
Approve the type of information to be provided to directors for Board meetings

–
Be available for consultation and direct communication with our stockholders

–
Call meetings of the independent directors when necessary and appropriate

–
Perform other duties as the Board may designate

28	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES
BOARD COMMITTEES
The Board has three standing committees, each of which is comprised exclusively of independent directors: the Audit Committee; the Compensation & Organization Committee; and the Corporate Governance & Sustainability Committee.
Each standing committee has a written charter adopted by the Board, which is available on our website (https://www.ussteel.com). Committee charters are regularly reviewed and updated to incorporate best practices and prevailing governance trends. The Board also has an Executive Committee that acts on, and reports to the Board on, routine or delegated matters that arise between Board meetings.
Each standing committee is required to have at least three members, and all members must be independent. Each standing committee’s charter requires the committee to perform a self-evaluation and review its charter annually. In its sole discretion and at our expense, a committee may retain or obtain the advice of outside advisors, including consultants or independent legal counsel, to assist it in fulfilling its duties and responsibilities.
CURRENT COMMITTEE MEMBERSHIPS OF OUR DIRECTORS
Director	Audit Committee	Compensation & Organization Committee	Corporate Governance & Sustainability Committee	Executive Committee
Tracy A. Atkinson	■	■
Andrea J. Ayers	■	■
David B. Burritt				■
Alicia J. Davis	■		■
Terry L. Dunlap		■	■
John J. Engel			■
John V. Faraci*		■
Murry S. Gerber	■
Paul A. Mascarenas			■
Michael H. McGarry	■	■
David S. Sutherland (Independent Board Chair)				■
Patricia A. Tracey	■		■
Total Meetings Held in 2024:	4	6	5
■ Member    ■ Chair
*
Following Mr. Faraci’s retirement at the Annual Meeting, Michael McGarry will serve as Chair of the Compensation & Organization Committee.

Chair:
Murry S. Gerber*
Members:
Tracy A. Atkinson*
Andrea J. Ayers
Alicia J. Davis
Michael H. McGarry*
Patricia A. Tracey
All members are “financially literate.”
*
These three directors meet the SEC’s definition of an “audit committee financial expert.”

No member of the Audit Committee serves on the audit committees of more than two other publicly traded companies.

Audit
Duties and Responsibilities
–
Review and discuss with management and the independent registered public accounting firm matters related to our annual audited financial statements, quarterly unaudited financial statements, earnings press releases, and the accounting principles and policies applied;

–
Review and discuss with management and the independent registered public accounting firm matters related to our internal controls over financial reporting;

–
Review the responsibilities, staffing and performance of our internal audit function;

–
Review our compliance with legal or regulatory requirements and our corporate policies dealing with business conduct;

–
Appoint (subject to stockholder ratification), compensate, retain, and oversee the work of our independent registered public accounting firm, with sole authority to approve all fees and terms for audit and non-audit engagements; and

–
Oversee our enterprise risk management process and practices, including monitoring and overseeing cybersecurity risks.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	29

CORPORATE GOVERNANCE BOARD COMMITTEES

Chair:
John V. Faraci*
Members:
Tracy A. Atkinson
Andrea J. Ayers
Terry L. Dunlap
Michael H. McGarry
The Compensation Committee meets in executive session without management for a portion of each regular meeting.
*
Following Mr. Faraci’s retirement at the Annual Meeting, Michael McGarry will serve as Chair of the committee.

Compensation & Organization
Duties and Responsibilities
–
Review and approve the Company’s overall compensation philosophy and related compensation and benefit programs, policies and practices;

–
Recommend the CEO’s compensation to the independent directors based on the evaluation of the CEO’s performance;

–
Determine and approve, with input from the CEO, the compensation of the Corporation’s executive officers;

–
Assess whether our compensation policies and practices could be reasonably likely to create a risk that could have a material adverse effect on U. S. Steel;

–
Assess the independence of our executive compensation consultant;

–
Consider the most recent stockholder advisory vote on executive compensation; and

–
Review and discuss with management our human capital management and engagement strategies to attract, retain, motivate, and properly and fairly reward best talent.

The committee may also delegate authority to a committee consisting of officers of the Company to take action on matters involving the Company’s employee benefit plans that are routine in nature, are legally mandated, and/or do not have a material financial impact on the Company, provided that the Committee retains exclusive authority over executive compensation and benefits.
The Compensation Committee retains Pay Governance, LLC as its independent executive compensation consultant. A representative of Pay Governance attended all meetings of the Compensation Committee in 2024.

Chair:
John J. Engel
Members:
Alicia J. Davis
Terry L. Dunlap
Paul A. Mascarenas
Patricia A. Tracey
The Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

Corporate Governance & Sustainability
Duties and Responsibilities
–
Identify, evaluate and recommend nominees for the Board, consistent with the Corporate Governance Principles, including determining and monitoring whether each director and prospective director is “independent” within the meaning of any rules and laws applicable to the Corporation;

–
Make recommendations to the Board concerning the appropriate size, composition and leadership of the Board and its committees;

–
Make recommendations to the Board concerning the compensation of non-employee directors;

–
Recommend to the Board a set of corporate governance principles for the Corporation and annually review and recommend appropriate changes to the Board;

–
Review and discuss risk matters relating to legislative, regulatory and public policy issues affecting U. S. Steel’s businesses and operations;

–
Review public policy issues likely to be of interest to U. S. Steel’s various stakeholders, including employee health and safety, environmental, energy and trade matters;

–
Establish, review and approve changes to our codes of conduct for U. S. Steel employees and directors; and

–
Assist the Board in fulfilling its oversight responsibilities for sustainability matters, including greenhouse gas emissions and other climate-related matters, sustainable use and management of natural resources (such as air, water, land and minerals), and corporate social responsibility, including the Corporation’s record of compliance with related laws and regulations.

30	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD REFRESHMENT
BOARD AND COMMITTEE EVALUATION PROCESS
The Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. Each committee, other than the Executive Committee, annually reviews its own performance and reports the results and any recommendations to the Board. The process is designed and overseen by the Corporate Governance & Sustainability Committee.
STEP 1 Questionnaire	STEP 2 Board Assessment	STEP 3 Individual Interviews	STEP 4 Evaluation Results	Step 5 Follow up Actions
Directors respond to a wide range of questions about topics including Board operations and composition; fulfillment of Board responsibilities; Board and management dynamics, and Board access to resources. Open-ended questions are also used to identify key strengths and areas for improvements of the Board.
	The Board evaluation includes an assessment of whether the Board has the appropriate mix of skills, experience and other characteristics, and is made up of a sufficiently diverse group of people.	The Board Chair and Committee Chairs conduct individual interviews with each director to discuss Board, committee and director performance and effectiveness.	Results of the evaluations are discussed by the full Board and each committee, respectively.	Feedback from this evaluation process is used to make any necessary changes to Board practices, composition, size and other matters.
BOARD REFRESHMENT
Our Board maintains a robust process to identify, consider and evaluate potential board candidates. Our Corporate Governance & Sustainability Committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates through a thoughtful evaluation, supported by its outside consultants, the committee is focused on aligning the skills, experience and characteristics of our Board with the strategic development of U. S. Steel. A primary goal is to ensure that the Board membership consists of individuals with a variety of backgrounds, skills, experience and attributes.
The members aim to strike a balance between the knowledge and working relationships gained through longer-term service on the Board and the fresh insights and perspectives that come from adding new members. The Board has been undergoing a deliberate refreshment effort over the past several years to add important skills, experience and backgrounds, to oversee our corporate strategy. While the Board seeks director candidates who bring a breadth of experiences rather than any one specific area of expertise, in recent years it has focused on recruiting directors with strong financial acumen, CEO experience, customer-centricity and technology transformation experience. We have added three new directors in the last three years, each of whom enriches our Board with one or more of these attributes. The following shows our Board refreshment process:

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	31

CORPORATE GOVERNANCE DIRECTOR INDEPENDENCE
DIRECTOR INDEPENDENCE
The Board has determined that all of our directors and director nominees for 2025 other than Mr. Burritt meet the independence standards of both the New York Stock Exchange (“NYSE”) and the U.S. Securities and Exchange Commission (“SEC”). U. S. Steel has incorporated the NYSE and SEC independence standards into our own categorical standards for independence. The Board has affirmatively determined, based on all relevant facts and circumstances, that none of the directors or nominees for director, other than our CEO, Mr. Burritt, has a material relationship with U. S. Steel.
Audit Committee. The Board also determined that during 2024 no member of the Audit Committee accepted, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, or was an affiliated person of the Company or any of its subsidiaries. Therefore, each member satisfied both the SEC’s and the NYSE’s enhanced independence standards for audit committee members.
Compensation Committee. The Board also determined that no member of the Compensation Committee has a relationship to U. S. Steel that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Therefore, each member of the Compensation Committee satisfied the NYSE’s enhanced independence standards for compensation committee members.
For more information, our standards of director independence are located in our Corporate Governance Principles available on our website at https://www.ussteel.com.
MAJORITY VOTE
Except in the case of contested elections, each director nominee is elected if the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.
If an incumbent director is not re-elected in an uncontested election:
–
The director must tender an irrevocable offer to resign from the Board.

–
The Corporate Governance & Sustainability Committee, or another independent committee designated by the Board of Directors, must make a recommendation that the Board accept or reject the offer of resignation or take other action.

–
The director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

The Board must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. The Corporate Governance & Sustainability Committee, in making its recommendation, and the Board, in making its decision, may consider these factors and other information as it may consider appropriate and relevant to the circumstances.
At the upcoming Annual Meeting, because it is a contested election, director nominees will be elected by a plurality vote, rather than the majority voting standard described above. This means that the ten nominees who receive the highest number of votes cast at the Annual Meeting for their election will be elected. For more information, see “Proposal 1: Election of Directors — Contested Election” above.
LIMITATIONS ON OTHER BOARD SERVICE
Under our Corporate Governance Principles, a director may serve on no more than five public company boards (three if the director currently serves as a public company CEO).

32	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
COMMITMENT TO STOCKHOLDER ENGAGEMENT
The U. S. Steel Board and management team value its constructive, ongoing lines of communication with our stockholders to better understand their perspectives on our strategy, corporate governance, compensation and sustainability practices. Throughout the year, our CEO, CFO and Investor Relations team actively engage with our investors and the investment community, focusing on our business strategy, financial performance and stewardship priorities. In 2024, we held over 200 engagements with investors, meeting with stockholders collectively holding more than 35% of our outstanding shares. The management team shares feedback from these investor meetings with our Board and appropriate Board committees on a regular basis, providing critical input into our governance, sustainability policies and business strategy considerations.
As a result of the pending merger with Nippon Steel, the Board and management team undertook a highly focused stockholder engagement effort in 2024, with the primary objective of discussing and better understanding investor perspectives on the terms and benefits of the transaction and efforts to achieve the closing conditions. Our investors have been highly supportive of the pending merger, as evidenced by the affirmative vote of 98% of shares that were voted in favor of the merger at the special meeting in 2024. In these engagement meetings, stockholders did not share any significant feedback on our governance, compensation or sustainability practices.
Our regular annual stockholder engagement program includes the following:
Our Engagement Process

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	33

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
Actions Taken by the Board Following Stockholder Engagement
The Board takes seriously the stockholder feedback heard throughout the year from our ongoing engagement efforts. As part of our commitment to maintain the highest standards of governance and compensation practices, we continually look for ways to enhance our programs and policies in line with evolving stockholder expectations.
Below we highlight specific actions the Board has taken over the past several years in response to stockholder feedback:
Topic	What We Heard From Our Stockholders	Responsiveness Actions
Sustainability	Encouraged by our increased and enhanced sustainability disclosure and GHG reduction goals
–
Released annual Sustainability Report, supplemented by periodic additional reporting (such as TCFD and Climate Strategy reports)

–
Announced 20% GHG Emissions Intensity Reduction Goal by 2030, compared to a 2018 baseline, and net-zero by 2050 ambition

Talent Strategy	Disclosure of our comprehensive inclusive benefits provides helpful insight into U. S. Steel’s culture of caring	– Increased reporting on talent strategy and workforce demographics,
Executive Compensation	Preference for continued compensation program alignment with the Company’s performance
–
Board is pleased with stockholder feedback and 95.6% average ‘Say-on-Pay’ vote support over the past three years, but in effort to enhance our existing program, initiated a refreshed benchmarking effort of compensation practices relative to our peers to ensure alignment

See page 46 for more on enhancements to our executive compensation program

Governance	Desire for continued transparency around corporate governance programs and disclosures
–
Regular, proactive practice of ongoing Board refreshment, with three new independent directors appointed in the past three years

–
Enhanced proxy disclosure of Board composition, qualifications and skills

–
Annual website disclosure regarding political contributions

Communications from Stockholders and Interested Parties
Stockholders and interested parties may send communications through the Corporate Secretary of U. S. Steel to the Board, Committee Chairs, Board Chair, or outside directors as a group. The Corporate Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, matters not pertaining to the functioning of the Board or to the Corporation’s affairs, and matters not relevant to stockholders generally. All communications should be directed to: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219.

34	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE OUR SUSTAINABILITY FRAMEWORK
OUR SUSTAINABILITY FRAMEWORK
U. S. Steel is a leading steel producer of high-quality, value-added steel products that serve as the building blocks of a sustainable future.
U. S. Steel’s Best for All® approach to investments in our people, our communities, and our sustainability efforts is designed to positively impact people locally and globally. To help our customers achieve their sustainability goals and emissions reduction targets, we are committed to lowering the carbon footprint of our products by developing innovative solutions and leveraging the latest technological advancements. Outside of the organization, U. S. Steel is engaging the community and working with local leaders to develop better neighborhoods for the communities in which we operate.
Environmental
U. S. Steel is committed to effective environmental stewardship. Our business practices are designed to reduce negative environmental impacts. We believe part of being a good corporate citizen requires a dedicated focus on how our industry affects the environment. We continue to promote cost-effective environmental strategies by supporting the development of appropriate air, water and waste laws and regulations at the local, state, national and international levels. In addition, we are working to achieve a 20% reduction in GHG emissions intensity (Scope 1 plus Scope 2) by 2030, against our 2018 baseline, which was 2.31 metric tons CO2e/metric ton raw steel for Scope 1 plus Scope 2, and continue to take actions to move towards our net-zero ambitions. We are committed to annual public reporting on progress against these goals, as well as the measures being implemented to achieve them.
Social
Ensuring an inclusive work environment has been an integral part of our business DNA for years, and we are proud of the progress we’ve made to provide an environment where everyone belongs and can thrive. We work closely with our stakeholders to learn different viewpoints and experiences. Our external collaborations contribute invaluable perspectives that help us to know what will bring us to our Best for All future. More information regarding our company culture, community engagement initiatives and talent strategy can be found on the Sustainability section of our website.
Governance
Our Board oversees our sustainability program primarily through the Corporate Governance & Sustainability Committee. The Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item at each quarterly meeting, including reports and discussions on sustainability strategic priorities, implementation of the GHG emissions intensity reduction targets, and the use of reporting and disclosure frameworks, and the committee reviews all sustainability reports prior to publication.
It also makes recommendations to the Board and monitors compliance with U. S. Steel’s programs and practices regarding government relations and political contributions, corporate philanthropy and stockholder engagement.
The Audit Committee also assists the Board in identifying and reviewing risks that could have a material impact on U. S. Steel, including risks related to climate change.
Our culture is based on our S.T.E.E.L. Principles: Safety First; Trust and Respect; Environmental Stewardship, Excellence and Accountability; and Lawful and Ethical Conduct. We expect our employees and members of our Board to take personal responsibility to “do what’s right,” and our Code of Ethical Business Conduct serves as the foundation for the actions of our employees and directors.
To learn more about our sustainability efforts, please visit the ESG Data Hub on U. S. Steel’s website, where you will find the following documents:
– Sustainability Report – GRI/SASB Index – Climate Strategy Report – TCFD Report	– Corporate Governance Principles – By-laws – Audit Committee Charter – Compensation & Organization Committee Charter – Corporate Governance & Sustainability Charter

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	35

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
The goal of U. S. Steel’s director compensation program is to attract and retain individuals of substantial accomplishment with demonstrated leadership capabilities to serve as directors. Our compensation program also reflects the time and talent required to serve on the board of a complex corporation. While the Board seeks to provide sufficient flexibility in the form of compensation to meet directors’ varying needs, in order to align the interests of directors with the interests of stockholders, the majority of our non-employee director compensation is equity-based. Non-employee directors must receive a minimum of 55% of the retainer in the form of equity, with the remainder in either equity or cash. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.
2024 Director Compensation Structure
For 2024, the Board maintained an annual retainer of $300,000, following a robust benchmarking review process as described below. Each committee chair received an additional $20,000 retainer and the Board Chair received an additional $150,000 retainer. Directors do not receive meeting fees or committee membership fees.
Compensation Review Process
The Corporate Governance & Sustainability Committee reviews director compensation on an annual basis and makes a recommendation to the Board of Directors.
–
Pay Governance, an independent compensation consultant, presents an annual benchmarking report on director compensation for the same peer group of companies the Compensation Committee uses for determining compensation for our executives, and for a larger general comparator group of 140 companies in a similar revenue range as U. S. Steel.

After reviewing the information presented by Pay Governance, as well as other public information on the topic, the committee evaluates the plan design and compensation levels to ensure they are consistent with market trends, and recommends to the Board any appropriate changes.
Director Stock Ownership
The Director Compensation Policy also established a stock ownership guideline for non-employee directors. Directors are expected to hold five times the maximum cash portion of their retainer within five years of joining the Board.
Other Compensation
We provide transportation or reimburse the cost of transportation when a director travels on U. S. Steel business, including to attend meetings of the Board or a committee, and pay other U. S. Steel business-related expenses.
Deferred Compensation Program
As noted above, each non-employee director is required to receive a minimum of 55% of his or her retainer in the form of equity-based compensation, which percentage may be increased at the election of the director. Directors may elect to receive this equity in the form of Deferred Stock Units (as defined below), which are distributed upon leaving the Board, or restricted stock units with a one-year vesting term. For any director who does not submit a timely election, 55% of the retainer is paid in the form of restricted stock units.
A “Deferred Stock Unit” is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Deferred Stock Units such director has. When a director leaves the Board, such director receives actual shares of common stock corresponding to the number of Deferred Stock Units in his or her account. The ongoing value of each Deferred Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Deferred Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.
Non-Employee Director Stock Program
Upon joining our Board, each non-employee director is eligible to receive a matching grant of up to 1,000 shares of U. S. Steel common stock. To receive this grant, a director must first purchase at least 1,000 shares in the open market within six months after joining the Board.

36	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
Director Compensation Table
The following table shows the compensation of non-employee directors in 2024:
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Other Compensation ($)	Total ($)
Tracy A. Atkinson	135,000	165,032	0	300,032
Andrea J. Ayers	0	300,014	0	300,014
Alicia J. Davis	135,000	165,032	0	300,032
Terry L. Dunlap	90,000	210,014	0	300,014
John J. Engel	144,000	176,039	0	320,039
John V. Faraci	144,000	176,039	0	320,039
Murry S. Gerber	144,000	176,039	0	320,039
Jeh C. Johnson	0	300,014	0	300,014
Paul A. Mascarenas	120,000	180,001	0	300,001
Michael H. McGarry	135,000	165,032	0	300,032
David S. Sutherland	0	450,040	0	450,040
Patricia A. Tracey	45,000	300,014	0	345,014

(1)
Compensation Election and Fees Paid in Cash. The amount shown represents the cash portion of the annual retainer paid to directors as described above. The directors elected to receive their 2024 annual retainer as equity-based compensation in the following amounts: Messrs. Johnson and Sutherland and Mses. Ayers and Tracey — 100%; Mr. Dunlap — 70%; Mr. Mascarenas — 60%; and all other then-serving directors — 55%. Ms. Tracey received a portion of her 2023-2024 retainer in cash, paid in 2024.

(2)
Grant Date Fair Value. The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). This column reflects the award of the annual grants made on April 30, 2024 with a grant date fair value of  $36.69 per unit. Grants are made in whole shares.

(3)
Unvested Stock Units for Non-Employee Directors. As of year-end December 31, 2024:

Name	Restricted Stock Units	Deferred Stock Units
Tracy A. Atkinson	4,498	0
Andrea J. Ayers	0	8,212
Alicia J. Davis	4,498	0
Terry L. Dunlap	5,724	0
John J. Engel	0	4,818
John V. Faraci	2,399	2,409
Murry S. Gerber	4,798	0
Jeh C. Johnson	0	8,212
Paul A. Mascarenas	2,453	2,463
Michael H. McGarry	0	4,517
David S. Sutherland	0	12,319
Patricia A. Tracey	8,177	0

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	37

CORPORATE GOVERNANCE RELATED PERSON TRANSACTIONS POLICY
RELATED PERSON TRANSACTIONS POLICY
The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Sustainability Committee.
For purposes of this policy, related persons include:

–
any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation;

– any person who is the beneficial owner of more than 5% of any class of the Corporation’s voting securities; and – an immediate family member of any person described above.
The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which U. S. Steel or any of its subsidiaries was, is or will be a participant, and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000.
The standards applied by the Corporate Governance & Sustainability Committee when reviewing transactions with related persons include:

–
the benefits to the Corporation of the transaction;

–
the terms and conditions of the transaction, and whether they are comparable to the terms generally available to or from an unrelated third party, or to and from our employees; and

– the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation.
Under the policy, certain transactions are automatically pre-approved and do not need to be brought to the Corporate Governance & Sustainability Committee for individual approval.
The transactions that are automatically pre-approved include:

–
transactions involving compensation to directors and executive officers of the type that is required to be reported in our proxy statement;

–
indebtedness for ordinary business travel and expense payments;

–
transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10% of any class of equity securities of that company, provided that the amount involved does not exceed the greater of   $1,000,000 or 2% of that company’s consolidated gross annual revenues;

–
transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

–
transactions where the rates or charges involved are determined by competitive bid;

–
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and

–
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Sustainability Committee under this policy during 2024.

38	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 2:
Advisory Vote on Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve, on an advisory basis, the 2024 compensation of our five named executive officers as described in the Compensation Discussion & Analysis and the Executive Compensation Tables.

The Board of Directors recommends a vote FOR the resolution approving the compensation of our Named Executive Officers using the WHITE proxy card.

Background on this “Say-on-Pay” Proposal
Pursuant to federal securities law, we are asking our stockholders, on an advisory basis, to approve the compensation of the named executive officers (“NEOs”) listed in the compensation tables of this proxy statement:
RESOLVED, that the stockholders of United States Steel Corporation approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in U. S. Steel’s proxy statement for the 2025 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.
We intend to offer this non-binding advisory vote — commonly known as a “say on pay” vote — at each of our annual meetings. Although the vote is not binding, U. S. Steel and its Board welcome our stockholders’ views on the compensation of our NEOs and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.
The Board of Directors recommends a vote FOR this proposal based on the efforts of the Compensation & Organization Committee and the Board to design an executive compensation program that:
–
Aligns the interests of U. S. Steel executives with our stockholders;

–
Provides market-aligned pay opportunities that attract, reward and retain key talent needed to drive outstanding corporate performance and create long-term stockholder value; and

–
Reflects the input received from stockholders on our executive compensation program through our robust engagement program.

Before voting, we encourage you to read the Compensation Discussion and Analysis, the executive compensation tables and other relevant information in this proxy statement for additional details on our executive compensation programs and the 2024 compensation paid to our NEOs.
2024 Say-on-Pay Vote
At the 2024 Annual Meeting of Stockholders, approximately 97% of the votes cast were “For” our advisory vote on executive compensation. We value the feedback we receive from regular engagement with our stockholders and are encouraged by the support we have received over the past several years for our compensation program and recognition of our responsiveness to stockholders.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	39

PROPOSAL 2: Advisory Vote on Executive Compensation COMPENSATION & ORGANIZATION COMMITTEE REPORT
COMPENSATION & ORGANIZATION COMMITTEE REPORT
The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2024.
John V. Faraci, Committee Chair	Terry L. Dunlap
Tracy A. Atkinson	Michael H. McGarry
Andrea J. Ayers

40	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Compensation
Discussion and Analysis
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Corporation’s “Named Executive Officers” (“NEOs”) — the individuals who served as our principal executive officer, principal financial officer, and the next three most highly compensated executive officers of
U. S. Steel in 2024.
NAMED EXECUTIVE OFFICERS IN 2024
David B. Burritt President & Chief Executive Officer	Jessica T. Graziano Senior Vice President & Chief Financial Officer
Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer — North American Flat-Rolled Segment	James E. Bruno Senior Vice President — Business Development & President — USSK
Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
Contents
Our 2024 Performance Highlights	42
2024 Executive Compensation Program Overview	43
2024 Compensation Decisions	44
Compensation Governance Practices	45
Stockholder Feedback and Say-on-Pay Vote	46
Our Compensation Philosophy	47
Compensation Committee Decision-Making Process	47
2024 NEO Performance and Compensation Summaries	48
Our Compensation Process	51
Elements of Compensation	53
Compensation Policies and Other Considerations	62
Executive Compensation Tables	64

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT41

COMPENSATION DISCUSSION AND ANALYSIS OUR 2024 PERFORMANCE HIGHLIGHTS
OUR 2024 PERFORMANCE HIGHLIGHTS
2024 was another year of strong operational, financial and
strategic performance.
In spite of challenging market dynamics, our differentiated commercial strategy and completion of strategic investments position U. S. Steel to be more resilient through industry cycles, while continuing to deliver for our customers and offer a compelling employee value proposition to best talent.
Financial Performance Delivering Long-Term Value to our Stockholders Execution of our strategy yielded strong financial results, driven by consistent and reliable operations.	2024 FINANCIAL PERFORMANCE
	$1.366B	26 days
	Adjusted EBITDA	Cash Conversion Cycle
16%
Three-year Return on Capital Employed
Focus on Customer Success
Driving Revenues Through our customer-centric strategy, U. S. Steel continues to deliver for our customers with high quality solutions.
–
Completing Big River 2 (BR2) and other strategic investments at Big River to provide new capabilities to our customers (see inside front cover)

–
Launching new ZMag product line, providing superior corrosion resistance solutions supporting both the energy transition and onshoring technology

Employees
Fostering Performance-Based Culture In 2024, we continued to reward strong performance and promote inclusion and accountability with our employees.
–
Achieving industry-leading safety performance, with 0.06 OSHA days away from work

–
Strong focus on company culture and values, known as our S.T.E.E.L. Principles, including being recognized as among the World’s Most Ethical Companies for the third year in a row by Ethisphere(TM)

–
16 consecutive quarters of profit sharing for our USW-represented employees

0.06 Days
Industry-leading OSHA days away
from work (DAFW)

42	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2024 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
2024 EXECUTIVE COMPENSATION PROGRAM OVERVIEW
Our executive compensation program is designed to attract, reward and retain executives who make significant contributions through operational and financial achievements aligned with the goals and philosophy of our long-term strategy. The primary elements of our compensation program — base salary, annual incentive awards and long-term incentive awards — are described below. We also provide limited perquisites and standard retirement and benefit plans. The majority of our NEOs’ pay is variable and based on achievement of performance goals.
Element	Overview and Key Performance Metrics	Purpose
FIXED
Base Salary	Fixed cash baseline compensation takes into account the scope and complexity of the NEO’s role, individual qualifications and experiences, and internal value to the Corporation.	Base salaries are set at market competitive levels to attract and retain highly qualified executives to lead and implement our strategy.
VARIABLE
Annual Incentive Compensation Plan (AICP) Payout Range: 0%-230% of target for corporate and individual performance
Financial Metrics
EBITDA (75%)
A financial performance measure intended to focus the organization on driving sustained profitability.
Cash Conversion Cycle (CCC) (25%)
A financial liquidity measure intended to focus the organization on efficiently managing cash to maintain industry leading performance.

Performance-based annual cash incentive opportunities support achieving profitability and efficiency goals that are crucial to our strategic plan.

Individual Performance Assessments Impact AICP Payout
(-15% to +30%)
In addition to their role in achieving enterprise financial goals, named executive officers are evaluated on their individual performance in four key performance categories:
–
Safety;

–
Strategy Execution;

–
Advancing Critical Success Factors; and

–
Leadership.

Recognizes executives for their individual contribution to attaining our annual strategic, operational and corporate results.
Executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance.

Long-Term Incentive Program (LTIP) Payout Range: 0%-200% of target for corporate performance
Corporate Performance Metrics
Return On Capital Employed (ROCE)
A critical measure ensuring accountability for an appropriate return on shareholder capital. ROCE performance awards are based on rigorous performance targets approved at the time of grant over the three-year performance period, as well as for each year within the performance period.
Awards vest after the three-year performance period if ROCE performance metrics for each year and over the three-year performance period are achieved.

Variable long-term performance-based compensation motivates and rewards executives for achieving multi-year strategic priorities.

Time-Based Restricted Stock Units (RSUs)
RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions.
Awarding RSUs facilitates stock ownership and executive retention, and promotes stockholder alignment.
RSUs vest ratably over three years.
RSUs support retention of highly qualified executives to lead and implement our strategy. They align with stockholder interests as the value fluctuates with stock price performance.

*
Illustrations are based on 2024 CEO target compensation.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS 2024 COMPENSATION DECISIONS
2024 COMPENSATION DECISIONS
The Compensation Committee set 2024 total target direct compensation in January 2024 in line with the median compensation levels for the equivalent or similar positions in our executive compensation peer group, as reported by the Compensation Committee’s independent compensation consultant. The table below shows compensation decisions made for each NEO in 2024. In 2024, the base salary of each NEO was modestly increased to align with peer group trends. No changes were made to AICP or LTIP targets from the prior year.
NEO	2024 Base Salary ($)	2024 AICP Award(1) ($)	2024 LTIP Award Grants(2) ($)	Total(3) ($)
Burritt	1,450,000	2,048,438	10,500,000	13,998,438
Graziano	790,000	780,000	2,750,000	4,320,000
Buckiso	730,000	765,850	1,600,000	3,095,850
Bruno	730,000	765,850	1,600,000	3,095,850
Holloway	730,000	614,126	1,600,000	2,944,126

(1)
2024 AICP Award. Reflects the cash incentive award payment based on achievement of corporate and individual performance in 2024, as more fully described on pages 48-50.

(2)
2024 LTIP Award Grants. Granted in February 2024 in the form of equity and will vest over the 2024-2026 performance period.

(3)
Total. Does not include other amounts reported in the “All Other Compensation” column of the Summary Compensation Table.

Compensation Outcomes: Payouts Reflect Corporate Performance
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Compensation Committee for the annual and long-term incentive plans.
Coming off a strong 2023, the Compensation Committee set rigorous annual performance goals for 2024 that would require a high level of performance, against a backdrop of expected market and geopolitical volatility, supply chain disruptions and inflationary pressures, and ongoing work towards closing the pending merger with Nippon Steel. The 2024 annual incentive compensation corporate payout rates for NEOs were generally below target but above threshold, primarily due to EBITDA achievement at less than the target range. Despite operational and commercial execution, adjusted EBITDA achievement was below target primarily due to the supply chain impacts to BR2 timing and pricing throughout the year being lower than anticipated when the rigorous EBITDA goals were set. Results under the 2022-2024 LTIP awards were strong, with ROCE performance awards achieving above target results (143.2% payout), and TSR performance awards achieving above threshold results (86.32% payout). Because the performance awards were equally divided between ROCE and TSR awards, this resulted in an overall payout of 114.76% of the 2022-2024 performance awards.
For more information see “Vesting of 2022 Performance Awards” on page 57.

44	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION GOVERNANCE PRACTICES
CEO REALIZABLE PAY
Performance and/or stock-based compensation accounted for approximately 90% of our CEO’s target compensation in 2024. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the last three years is 108% of target value granted during the three-year period ending December 31, 2024.
Three-Year (2022-2024) Aggregate CEO Compensation (in $millions)
COMPENSATION GOVERNANCE PRACTICES
Our compensation program is designed to promote exceptional performance and align the interests of our executives with the interests of our stockholders while discouraging executives from excessive risk-taking.
What We Do

 –
Consider results of annual say-on-pay votes when making compensation decisions

 –
Use a market-based approach (competitive within our peer group) for determining NEO target pay levels

 –
Engage with our stockholders about our executive compensation program

 –
Align pay and performance

 –
Cap annual and long-term incentive awards, including when TSR is negative

 –
Use an independent compensation consultant

 –
Require significant stock ownership of executive officers

 –
Require a “double trigger” for change in control severance

 –
Require recoupment of incentive awards if a restatement of our financials is required, in compliance with the NYSE’s listing standards, and allow for recoupment if an executive engages in serious misconduct in material violation of law or our Code of Ethical Business Conduct, at the discretion of the Board

 –
Annually review for inappropriate risks associated with our compensation programs

What We Don’t Do

 –
Pay excise tax gross ups for change in control payments

 –
Guarantee minimum payout of annual or long-term performance awards

 –
Reprice options

 –
Allow directors or employees to engage in hedging transactions, short sales or pledging of our common stock

 –
Allow for payment of dividends or dividend equivalents on unearned RSUs or performance shares

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
STOCKHOLDER FEEDBACK AND SAY-ON-PAY VOTE
The U. S. Steel Board and management team value constructive, ongoing lines of communication with our stockholders to better understand their perspectives on our strategy, corporate governance, compensation and sustainability practices. Throughout the year, our CEO, CFO and Investor Relations team actively engage with our investors and the investment community, focusing on our business strategy, financial performance and stewardship priorities. In 2024, we held over 200 engagements with investors, meeting with stockholders collectively holding more than 35% of our outstanding shares. The management team shares feedback from these investor meetings with our Board and appropriate Board committees on a regular basis, providing critical input into our governance, sustainability policies and business strategy considerations.
As a result of the pending merger with Nippon Steel, the Board and management team undertook a highly focused stockholder engagement effort in 2024, with the primary objective of discussing and better understanding investor perspectives on the terms and benefits of the transaction and efforts to achieve the closing conditions. Our investors have been highly supportive of the pending merger, as evidenced by the affirmative vote of 98% of shares that were voted in favor of the merger at the special meeting in 2024. In these engagement meetings, stockholders did not share any significant feedback on our governance, compensation or sustainability practices.
In each of the last four years, we received over 93% support for our executive compensation program, and achieved a 97% say-on-pay vote in 2024.
Over the years we have implemented various changes to our compensation practices to further align pay with performance, reduce the volatility in program metrics to ensure executive compensation is tied to controllable actions, and respond to stockholder feedback. We also have expanded disclosure around the rationale behind compensation decisions to provide stockholders with more information upon which to assess our program structure.
Finally, our engagements often focus on the health and safety of our employees and how executives are judged in these areas. We have enhanced our disclosure in this area to provide more transparency to stockholders about how individual performance is assessed.
Compensation Changes Made in Response to Stockholder Feedback
Actions Taken	Goal
Implemented a target range for annual incentive compensation	Address volatility and impact of market factors on annual incentive payouts to reduce likelihood of results on minimum / maximum extremes
Included ESG metrics into long-term performance-based compensation	Reward executives if transformational strategic objectives are completed
Expanded clawback provisions for executive compensation	Provide accountability for executive officers in the event of intentional or reckless serious misconduct
Enhanced disclosure on individual performance	Provide more transparency around how executives’ performance is judged, including how safety factors into our executive compensation program
Revised the AICP formula to enable partial payout of incentive award based on superior individual performance	Ensure highly qualified executives are motivated even in periods of market decline, given cyclicality of the business
Eliminated use of stock options, as part of the annual awards	Reduce volatility in executive compensation payouts and respond to stockholders’ disfavor of options
Revised TSR and ROCE calculations to include components of TSR or ROCE for each year in the performance period while maintaining the largest weighting on three-year TSR or ROCE performance	Provide better alignment to stockholder experience, by reducing extremes in vesting and increasing data points used in the calculation, given high volatility in stock price performance

46	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PHILOSOPHY
OUR COMPENSATION PHILOSOPHY
Our Compensation Program is Designed Around Four Guiding Principles:

Strong Pay-for-Performance Approach	– Majority of target compensation opportunity is performance- and/or stock-based – Our compensation programs are focused on objective corporate performance measures and individual performance
Align Pay with Long-Term Interests of our Stockholders
–
Equity comprises the largest portion of an executive’s compensation, a substantial portion of which is performance-based

–
Executives are subject to rigorous stock ownership and holding requirements

Support our Strategic and Financial Goals	– Balance of compensation elements that focus on both short-term and long-term corporate performance and goals that align with our annual and long-term strategic objectives
Attract, Reward and Retain Executives
–
Our long-term incentive grants include restricted stock units that may retain some value in a period of stock market decline

–
Executive compensation is targeted to be competitive with and aligned to the median of our peer group

Compensation Committee Decision-Making Process
We have a robust and ongoing annual process to plan, review and determine executive compensation, which includes at least annual engagement with our stockholders. When evaluating the compensation reported in the Summary Compensation Table against company performance, it is helpful to keep in mind the timing for each of the decisions that are made by the Compensation Committee.
Date	Compensation Element
Determined January 2024
Base Salary and Annual/Long-Term Incentive Program Target Grant Values
–
Base salaries and target grant values under the AICP and LTIP were determined in January 2024 based on a market competitive total target compensation package.

–
Annual and long-term corporate performance targets for 2024 grants were decided based on, in part, market conditions at the time.

Determined after 2024 year-end and paid March 2025	Annual Incentive Awards – AICP awards reported for 2024 were determined after 2024 year-end based on 2024 corporate and individual performance and were paid in March 2025.
Certified after 2024 year-end 2022-2024 awards paid in February 2025
Long-Term Incentive Awards
–
Performance for 2022-2024 LTIP awards was certified after 2024 year-end and vested, as applicable, in February 2025.

–
Interim performance criteria for 2023 TSR and 2023 and 2024 ROCE performance awards were certified in February 2025; awards do not vest until the applicable three-year performance period is complete.

Preview of 2025 Compensation Decisions. In January 2025, the Compensation Committee considered each executive’s experience, tenure and value to the business when 2025 target salary, AICP and LTIP grant decisions were made. The Compensation Committee also ensured that all decisions were in line with competitive market medians. No changes were made to any NEO’s AICP or LTIP targets. Similar to awards granted in 2024, the Compensation Committee granted 2025-2027 LTIP in the form of time-based RSUs and ROCE performance-based awards, and suspended the use of relative TSR performance awards to avoid the potential volatility in our stock price associated with the outcome of the merger with Nippon Steel.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS 2024 NEO PERFORMANCE AND COMPENSATION SUMMARIES
2024 NEO PERFORMANCE AND COMPENSATION SUMMARIES
The Compensation Committee sets challenging operational and financial performance targets to motivate executives to achieve short- and long-term success. To link pay to performance, the Compensation Committee believes that most of an executive’s compensation should be paid in the form of performance- and/or stock-based compensation, with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
In addition to rigorous company performance goals, the Compensation Committee includes an assessment of individual performance in determining AICP awards. The Compensation Committee assesses our NEOs on their individual performance related to safety, leadership and culture, executing our strategy, progressing on our critical success factors, and overall leadership. The CEO provides input to the Compensation Committee on the performance of the other NEOs. Base salary and target annual and long-term award opportunities are generally aligned with our peer group median. The summaries below describe the Compensation Committee’s assessment of individual performance used to determine the AICP awards for 2024 based on individual performance goals.
David B. Burritt President & Chief Executive Officer
2024 Compensation Decisions
Base Salary		$1,450,000
AICP		$2,048,438
LTIP	RSUs granted	$6,650,000
	ROCE performance awards granted	$3,850,000
Total		$13,998,438

Responsibilities
Mr. Burritt oversees U. S. Steel’s long-term strategic direction to deliver value for customers, employees and stockholders. He is responsible for the overall mission and culture at U. S. Steel, senior leadership development and succession planning, and engaging with key strategic customers, industry leaders, and policymakers.

2024 Individual Performance Summary
–
Fostered the highest integrity tone for unwavering commitment to our S.T.E.E.L. Principles with strong safety and environmental performance

–
Elevated the merit-based talent engagement strategy focused on attracting, retaining, and rewarding the best talent

–
Provided resilient enterprise leadership, for progressing the pending partnership with Nippon Steel, despite unprecedented illegal interference

–
Boldly led a coalition of adaptive advocacy across all stakeholder groups and policy leaders, while overseeing the integration process to align operations and business strategies for long-term, post-merger success

–
Championed successful completion of the largest organic strategic investment in U. S. Steel history, including Big River 2 construction, which doubles the capability at Big River Steel Works and adds capabilities to the Company’s diverse steel product and service portfolio

–
Inspired excellence and innovation with ongoing dedicated engagement with employees, customers, and suppliers to reinforce strong focus on operational quality and reliability performance

48	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2024 NEO PERFORMANCE AND COMPENSATION SUMMARIES
Jessica T. Graziano Senior Vice President & Chief Financial Officer
2024 Compensation Decisions
Base Salary		$790,000
AICP		$780,000
LTIP	RSUs granted	$1,925,000
	ROCE performance awards granted	$825,000
Total		$4,320,000

Responsibilities
Ms. Graziano leads all aspects of U. S. Steel’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversees the strategy organization, real estate group, labor relations and sales and operations planning functions.

2024 Individual Performance Summary
–
Provided executive leadership of financial and strategic aspects of pending merger with Nippon Steel, including enhanced investor relations efforts

–
Led comprehensive employee engagement initiatives throughout the year focused on pending merger and integration matters

–
Oversaw continued execution of fixed cost management initiatives to optimize functional support organizations

Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer — North American Flat-Rolled Segment
2024 Compensation Decisions
Base Salary		$730,000
AICP		$765,850
LTIP	RSUs granted	$1,120,000
	ROCE performance awards granted	$480,000
Total		$3,095,850

Responsibilities
Mr. Buckiso has executive responsibility for all North American Flat-Rolled (NAFR) production facility activities, overseeing daily steelmaking operations, as well as our flat-rolled joint ventures.

2024 Individual Performance Summary
–
Led record safety performance in North American steelmaking operations

–
Provided outstanding leadership over NAFR steelmaking operations, delivering increased EBITDA margins compared to competitors through optimized commercial strategy

–
Enhanced organizational focus on operational excellence resulting in production efficiency and reduced unplanned outage time

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS 2024 NEO PERFORMANCE AND COMPENSATION SUMMARIES
James E. Bruno Senior Vice President — Business Development & President — USSK
2024 Compensation Decisions
Base Salary		$730,000
AICP		$765,850
LTIP	RSUs granted	$1,120,000
	ROCE performance awards granted	$480,000
Total		$3,095,850

Responsibilities
Mr. Bruno leads all aspects of the European business, including oversight of steelmaking operations, administrative and reporting procedures, and people systems. Mr. Bruno also is responsible for engaging with key policymakers in Europe and the enterprise information technology group as well as our commercial strategy.

2024 Individual Performance Summary
–
Assumed leadership of broader commercial organization and spearheaded initiatives to optimize commercial strategy

–
Successfully transitioned IT functions to an outsourced model, enhancing efficiency, scalability and service levels, while optimizing internal resources

–
Provided executive leadership of USSK operations, achieving continued record safety performance of zero days away from work for fourth year in a row

Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
2024 Compensation Decisions
Base Salary		$730,000
AICP		$614,126
LTIP	RSUs granted	$1,120,000
	ROCE performance awards granted	$480,000
Total		$2,944,126

Responsibilities
Mr. Holloway serves as legal and business advisor to the Board of Directors, the CEO, and the senior leadership team, and has executive responsibility for all legal, regulatory, corporate governance, ethics and compliance matters, as well as environmental matters and government affairs matters across the Company.

2024 Individual Performance Summary
–
Provided critical executive leadership of all legal, regulatory and government affairs aspects of pending merger with Nippon Steel

–
Balanced, business-conscious management of environmental affairs and regulatory matters focused on exceptional compliance performance and achieved key victory in U.S. Supreme Court

–
Achieved U. S. Steel’s recognition of one of World’s Most Ethical Companies by EthisphereTM for third year in a row, by elevating ethical culture and consciousness throughout the organization

50	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
OUR COMPENSATION PROCESS
Role of the Compensation Committee and Independent Consultant
The Compensation Committee retained Pay Governance, LLC as its independent consultant to assist in evaluating our executive compensation programs and setting executive officers’ compensation. Using an independent consultant provides additional assurance that our executive compensation programs are competitive and consistent with U. S. Steel’s objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without the express approval of the Compensation Committee. There were no services performed by the consultant for management in 2024.
The consultant participates in Compensation Committee meetings, including executive sessions, and regularly advises the Compensation Committee regarding compensation trends and best practices, plan design, and the reasonableness of individual compensation awards.
For our CEO’s compensation, the Compensation Committee makes its determinations based upon its evaluation of the CEO’s performance, and evaluates the reasonableness of this compensation with its consultant. Each year, the Compensation Committee reviews with the Board of Directors the CEO’s goals and objectives, and the evaluation of the CEO’s performance against the prior year’s goals and objectives. The CEO does not participate in the presentations to, or discussions with, the Compensation Committee in connection with the setting of his compensation.
2024 Pay Governance Services

During 2024, Pay Governance performed the following specific services:
–
provided presentations on executive compensation trends, best practices and recent developments;

–
advised on compensation program design;

–
prepared competitive assessments by position for each element of compensation and for total compensation for our executive officers; and

–
reviewed the peer groups used for benchmarking executive compensation.

The Compensation Committee has assessed the independence of the consultant under the NYSE listing standards and SEC rules and concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

Compensation and Risk Management
The Compensation Committee’s compensation consultant annually performs a risk assessment of our executive compensation program and, based on its most recent review, the consultant has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:
–
Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are awarded in equity, make up the majority of our executives’ compensation;

–
Capped Awards: Payments under our AICP are capped at 230% of target and our long-term performance awards are capped at 200% of target;

–
Performance Metrics: Different metrics are used in the annual and long-term incentive programs; and

–
Governance Practices: U. S. Steel maintains strong governance practices such as a rigorous stock ownership policy, an insider trading policy, including anti-hedging and pledging provisions, and a clawback policy that addresses events that result in the restatement of financial results, misconduct or reputational harm to the Company.

For these reasons, the Compensation Committee concluded that our 2024 compensation and organization policies and practices are not reasonably likely to create a risk that could have a material adverse effect on the Company.
Tally Sheets
The Compensation Committee uses tally sheets to evaluate the total compensation and projected payments to the NEOs under various termination scenarios. This analysis is undertaken annually to assist the Compensation Committee in determining whether the compensation package of each NEO is appropriately aligned with our compensation philosophy and the compensation practices of our peers.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
Executive Compensation Peer Group
The Compensation Committee also considers relevant market pay practices in its decision making process. As a frame of reference to guide executive compensation decisions, it uses data from an executive compensation peer group to benchmark and assess the competitiveness of the compensation of our NEOs.
When making compensation decisions and designing program features, we assess the competitiveness of each element of compensation and compensation in total. We also use this peer group as a reference when analyzing pay-for-performance alignment. In setting the executive compensation peer group, the Compensation Committee considered a set of broader, industrial peers who might compete with U. S. Steel for talent as well as companies outside of the material/industrial industry who might attract our executives that have skills transferable outside of the metals industry. The Compensation Committee aims to set executive compensation targets in line with the executive compensation peer group median.
The 2024 executive compensation peer group consists of industrial companies appropriately sized to the Company. It was selected based on the following criteria:
–
Large companies primarily from the Materials sector or Industrials sector within the Global Industry Classification Standard (GICS) classification codes;

–
Companies similar in complexity – specifically, companies that have:

o
revenues that range from half to double that of U. S. Steel;

o
capital intensive businesses as indicated by lower asset turnover ratios;

o
market capitalization reasonably aligned with U. S. Steel; and

o
similar employee levels;

–
Acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “beta”) to align with that of U. S. Steel; and

–
Elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The 2024 executive compensation peer group consisted of the following companies:
Adient plc	Eaton Corporation plc	PPG Industries, Inc.
Alcoa Corporation	Freeport-McMoRan Inc.	Reliance, Inc.
Cleveland-Cliffs Inc.	Illinois Tool Works Inc.	Steel Dynamics, Inc.
Commercial Metals Company	Lear Corporation	Textron Inc.
Crown Holdings, Inc.	Masco Corporation	The Goodyear Tire & Rubber Company
Cummins Inc.	Nucor Corporation	Whirlpool Corporation
Eastman Chemical Company	Parker-Hannifin Corporation
For 2024, Arconic Corporation was removed from the peer group because it was taken private by Apollo Global Management, Inc. in 2023.

52	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
ELEMENTS OF COMPENSATION
The elements of compensation provided to our executives include base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. The distribution of compensation among the various compensation elements is based on the Compensation Committee’s belief that to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation, with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business. See page 43 for an overview of the main elements of our program.
Base Salary
Base salary is designed to compensate for the required day-to-day activities and responsibilities of each position and is set at a market competitive level to attract and retain talent, while also taking into account factors such as the executive’s contribution, individual qualifications and experiences, and internal value to U. S. Steel. Base salary is paid in cash.
Annual Incentive Compensation Plan
Our AICP aligns our executive officers’ compensation with the achievement of annual performance goals that support our business strategy. Typically, the annual incentive awards are paid in cash, but the Compensation Committee retains discretion to provide the award in cash, stock, or a combination of both. The AICP is designed to focus executives primarily on efficient cash management and profitability.
Actual amounts earned are based on the formula illustrated below, with predetermined performance goals based on the achievement of EBITDA and Cash Conversion Cycle (CCC) performance measures. Final awards may be increased or decreased based on individual performance. The individual performance factor is based on a percentage of the executive’s target award. The Compensation Committee determined that EBITDA and CCC were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability.
2024 AICP INCENTIVE FORMULA
AICP PERFORMANCE MEASURES

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
SETTING CORPORATE PERFORMANCE GOALS
The Compensation Committee sets challenging operational and financial performance targets that drive and motivate executives to achieve short- and long-term success. Target setting is based on latest market intelligence, commercial optimization, and operational excellence. The Compensation Committee set the target goals for AICP purposes in the first quarter of 2024, using an approach that considered:
–
Our strong performance in 2023;

–
Expected 2024 financial performance and the annual operating plan;

–
Anticipated benefits from completing strategic projects during 2024; and

–
Fluctuations in global steel prices and other macroeconomic factors.

The Committee also considered the dynamic market conditions at the beginning of the year, while recognizing that ongoing uncertainty around economic performance would likely impact the year.
Consistent with the approach in 2023, the Compensation Committee adopted a “target range” around the expected operating plan level of EBITDA and CCC for 2024 in order to mitigate the impact of market volatility on the awards. The target performance goal for both EBITDA and CCC is set in line with our annual operating plan, and, if achieved, would result in a payout of 100% for that component. The committee sets the threshold and maximum performance goals at a wide range in recognition of the volatile industry in which we operate. Achievement of threshold performance results in a 50% payout, and achievement of maximum performance goals results in a 200% payout. The goals were considered rigorous when set.
Specifically, the Compensation Committee made the following determinations:
–
Actual performance for 2024 that falls within the target range would result in a payout of between 95% and 105% of the target award for each NEO.

–
Target EBITDA goals for 2024 were set at much higher levels than for 2023, and higher than 2023 actual performance. The Compensation Committee determined that a sufficient degree of stretch existed in the target range. The committee also established a maximum EBITDA performance goal that was significantly above the 2023 performance goal.

Target Cash Conversion Cycle for 2024 was set lower (meaning, more rigorous) than 2023 performance, acknowledging the superior performance of 2023 and what would be optimal for the business in 2024. Maintaining an optimal level of Cash Conversion Cycle is imperative as we balance profitability and liquidity.
SETTING INDIVIDUAL EBITDA GOALS
In addition to determining corporate performance targets, the Compensation Committee approved EBITDA goals for each NEO, as follows:
–
For all NEOs other than Messrs. Buckiso and Bruno, the EBITDA goal is based on the total corporate results, which generally reflect the operational results of all business segments.

–
For executives assigned to a specific segment, such as Messrs. Buckiso and Bruno, 50% of the EBITDA goal is based on the EBITDA goal for that segment and 50% is based on total corporate EBITDA. This segment allocation of the EBITDA goal is intended to create stronger corporate, business segment and individual accountability by tying executive awards to the performance of the segments for which they are directly responsible.

2024 AICP CORPORATE PERFORMANCE GOALS AND RESULTS
The payout result (which does not include individual performance) was determined based on achievement of the performance measures described in the table below. This payout rate demonstrates the performance alignment design of our plan.
Performance Measure	Threshold	Target Range	Maximum	Actual	2024 Payout Result
Cash Conversion Cycle (Days)	29	26-21	19	26	95%
EBITDA: ($Millions)
Flat-Rolled	$650	$950-1,250	$1,550	$934	93%
Europe	$0	$50-200	$300	$71	97%
Corporate EBITDA	$1,200	$1,800-2,550	$3,200	$1,366	62%

54	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
AWARD ADJUSTMENT FOR INDIVIDUAL PERFORMANCE
Our executive officers may earn up to an additional 30% of their target award (or have their award reduced by up to 15%) based on their individual performance. In addition to their role in achieving the enterprise financial goals, NEOs are evaluated on their individual performance in the following categories:
Performance Category	Purpose
Safety
Employee safety is our top priority and is not compromised. Executives are expected to demand strict compliance to our safety protocols and demonstrate and facilitate safe work practices. Our expanded 360 safety initiative also requires our NEOs to ensure a psychologically safe environment for our employees.

Strategy Execution
Our NEOs are expected to contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best for All strategy.

Advancing Critical Success Factors
Our NEOs are expected to work towards improving on the three areas that are critical to our long-term success:
–
Moving Down the Cost Curve

–
Moving Up the Talent Curve

–
Winning in Strategic Markets

Leadership
As leaders of U. S. Steel, our NEOs are expected to demonstrate a values-based tone at the top and exemplify our S.T.E.E.L. Principles. Ensuring engagement and development within their respective areas of responsibility is essential to U. S. Steel’s future success.

A description of each NEO’s individual performance is included on pages 48-50.
2024 AICP PAYOUT
Executive	Target AICP Award as % of Base Salary(1)	Target Award(2)	Corporate Payout Rate(3)	Actual AICP Amount Awarded(4)
Burritt	150%	$2,156,250	70%	$2,048,438
Graziano	100%	$780,000	70%	$780,000
Buckiso	100%	$722,500	82%	$765,850
Bruno	100%	$722,500	83%	$765,850
Holloway	85%	$614,125	70%	$614,126

(1)
Base Salary. Actual salary earned for 2024.

(2)
Target Award. Amount that would be paid to the executive assuming the Corporation achieved the AICP target performance objectives and before consideration of individual performance.

(3)
Corporate Payout Rate. Determined by the Corporation’s actual performance measured against the 2024 performance metrics and before individual performance is considered.

(4)
Actual AICP Amount Awarded. Amount awarded by the Compensation Committee after consideration of individual performance, which is more fully described on pages 48-50.

Long-Term Incentive Program
Awards granted under the Long-Term Incentive Program (LTIP) are allocated among performance-based awards and time-based restricted stock units (RSUs). Prior to 2024, the value of performance-based awards was divided equally between ROCE performance awards and relative TSR performance awards. In 2024, the Compensation Committee suspended the use of relative TSR performance awards to avoid the potential volatility in our stock price associated with the outcome of the merger with Nippon Steel, and instead granted that portion of the LTIP award in time-based RSUs. The Compensation Committee believes that the added weighting to RSU grants provides valuable retention benefits to help retain management through the period prior to the transaction closing. The Compensation Committee believes that these long-term incentive vehicles best accomplish the objectives of aligning pay with performance and retaining executives.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
The Compensation Committee granted the long-term incentive awards shown in the table below on February 27, 2024. All long-term awards were granted in stock.
LONG-TERM INCENTIVE AWARDS GRANTED IN 2024
Executive	Target ROCE Based Performance Awards	Restricted Stock Units	Grant Date Fair Value of Equity Awards
Burritt	81,020	139,950	$10,499,942
Graziano	17,360	40,510	$2,749,838
Buckiso	10,100	23,570	$1,599,914
Bruno	10,100	23,570	$1,599,914
Holloway	10,100	23,570	$1,599,914
HOW OUR PERFORMANCE AWARDS WORK
Performance awards provide an incentive for executives to earn shares based on our performance over a three-year performance period, with goals set at the beginning of each performance period. The performance awards do not pay dividends or carry voting privileges prior to vesting.
ROCE Performance Awards — How We Determine Payouts
ROCE performance awards are determined based on our weighted average cost of capital for each year within the performance period, as well as over the three-year performance period. ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted.
Shares may be earned each year if the performance goals are met or forfeited if the performance goals are not met. Awards do not vest and pay out until the end of the three-year performance period and are subject to the executive’s continued employment. For the full three-year performance period, ROCE is calculated as the simple average of the Corporation’s ROCE for each calendar year in the three-year performance period. The ROCE awards pay out at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.
ROCE performance goals are not disclosed during an ongoing performance period for competitive reasons.
TSR Performance Awards — How We Determine Payouts
TSR performance awards are based on relative performance, with the payout determined based on the rank of the Corporation’s TSR compared to the TSR of peer group companies, for each year within the performance period, as well as the average over the three-year performance period.

56	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Shares may be earned each year if the performance goals are met, or forfeited if the performance goals are not met. Awards do not vest and pay out until the end of the three-year performance period and are subject to the executive’s continued employment. As noted in the table below, above-market performance at the 55th percentile is required for target payout, and no payout is made for performance below the 30th percentile. Also, to address any potential pay for performance disconnect, payout for three-year TSR is capped at target if our TSR is negative over the three-year performance period (regardless of relative performance).
TSR Performance Award Goals
Level	Relative TSR Ranking	Award Payout as a % of Target(1)
	<30th percentile	0%
Threshold	30th percentile	50%
Target	55th percentile	100%
Maximum	≥80th percentile	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. TSR performance is calculated over a three-year performance period as described in Appendix B of this proxy statement.

2024 PERFORMANCE AWARD GRANTS
For performance awards granted in 2024, the three-year performance period began on January 1, 2024, and will end on December 31, 2026 (the “2024 Performance Period”), and performance goals were based on ROCE. The ROCE performance awards were granted in stock. See page 59 for information on “in-flight” awards.
VESTING OF 2022 PERFORMANCE AWARDS
The performance period for the performance awards granted in 2022 ended on December 31, 2024. The value of these awards was equally divided between ROCE performance awards and relative TSR performance awards, and they were granted in stock. The TSR performance awards resulted in a payout at 86.32% of target and the ROCE performance awards resulted in a payout at 143.2% of target, resulting in an overall payout of 114.76% of the 2022-2024 performance awards. The relative TSR and ROCE goals, results and payouts are described below.
2022 TSR Performance Awards
The 2022 TSR performance award goals are the same as the TSR performance award goals shown on the table above. The Corporation’s relative annualized TSR compared to the selected peer group for the 2022-2024 performance period resulted in a payout at 86.32% of the target award as shown below.
2022-2024 TSR Performance Results
	Weighting	Actual Results (Peer Group Percentile)	Payout Rate
Year 1 (2022)	20%	25.8%	0%
Year 2 (2023)	20%	84.5%	40%
Year 3 (2024)	20%	46.1%	13.59%
Years 1-3 (2022-2024)	40%	40.5%	32.73%
	Total Payout		86.32%

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Vesting of 2022-2024 TSR Performance Awards
	Shares Granted at Target	Payout Rate	Shares Vested as a Result of Payout	Fair Value of Performance Awards Upon Vesting(1)
Burritt	99,900	86.32%	86,234	$3,254,471
Graziano(2)	11,490	86.32%	9,918	$374,305
Buckiso	15,770	86.32%	13,613	$513,755
Bruno	15,770	86.32%	13,613	$513,755
Holloway	15,770	86.32%	13,613	$513,755

(1)
Fair Value of Performance Awards Upon Vesting. Calculated using $37.74, the average high/low closing stock price as of the February 25, 2025 vesting date, which is the date the Compensation Committee certified the results.

(2)
Ms. Graziano was hired in August 2022, and received a prorated award in 2022.

2022 ROCE Performance Awards
The Corporation’s ROCE for the performance period was above target performance level, resulting in a payout at 143.2% of the target award as shown below.
2022-2024 ROCE Performance Targets and Results
2022-2024 ROCE Performance Goals
Level	ROCE Performance Goals	Award Payout as a % of Target(1)
	<5%	0%
Threshold	5%	50%
Target	10%	100%
Maximum	15%	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. ROCE performance is calculated over the three-year performance period as described in Appendix B of this proxy statement.

2022-2024 ROCE Performance Results
	Weighting	Actual Results	Payout Rate
Year 1 (2022)	20%	33.7%	40%
Year 2 (2023)	20%	10.8%	23.2%
Year 3 (2024)	20%	3.5%	0%
Years 1-3 (2022-2024)	40%	16.0%	80%
	Total Payout		143.20%
Vesting of 2022-2024 ROCE Performance Awards
	Shares Granted at Target	Payout Rate	Shares Vested as a Result of Payout	Fair Value of Performance Awards Upon Vesting(1)
Burritt	117,840	143.2%	168,747	$6,368,512
Graziano(2)	12,590	143.2%	18,029	$680,414
Buckiso	18,610	143.2%	26,650	$1,005,771
Bruno	18,610	143.2%	26,650	$1,005,771
Holloway	18,610	143.2%	26,650	$1,005,771

(1)
Fair Value of Performance Awards Upon Vesting. Calculated using $37.74, the average high/low closing stock price as of the February 25, 2025 vesting date, which is the date the Compensation Committee certified the results.

(2)
Ms. Graziano was hired in August 2022 and received a prorated award.

58	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
In-Flight TSR Performance Awards
For the outstanding TSR performance awards, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 25, 2025, the Compensation Committee certified the relative TSR results for the 2024 portion of the 2023-2025 TSR performance awards. For 2024, the Corporation achieved a TSR in the 46.1st percentile of the performance peer group, which is above the threshold performance level, resulting in 13.59% of the shares earned for the 2024 period.
2023-2025 Awards	Shares Granted at Target	Shares Earned as a Result of 2024 Performance
Burritt	89,560	12,171
Graziano	22,060	2,998
Buckiso	12,830	1,744
Bruno	12,830	1,744
Holloway	12,830	1,744
In-Flight ROCE Performance Awards
For the outstanding ROCE performance awards, each year of the three-year performance period is weighted at 20% and the full three-year period is weighed at 40%. On February 25, 2025, the Compensation Committee certified the 2024 ROCE results for the in flight performance awards. For 2024, the Corporation achieved a ROCE that is above the threshold performance level, resulting in 13% of the target shares earned in 2024 for the 2023-2025 and 2024-2026 performance awards.
2023-2025 Awards	Shares Granted at Target	Shares Earned as a Result of 2024 Performance
Burritt	112,010	14,561
Graziano	27,590	3,587
Buckiso	16,050	2,087
Bruno	16,050	2,087
Holloway	16,050	2,087
2024-2026 Awards	Shares Granted at Target	Shares Earned as a Result of 2024 Performance
Burritt	81,020	10,533
Graziano	17,360	2,257
Buckiso	10,100	1,313
Bruno	10,100	1,313
Holloway	10,100	1,313

RESTRICTED STOCK UNITS
Restricted stock units (RSUs) are awards that deliver shares of common stock and accumulated dividends upon vesting. RSUs generally vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.
The Compensation Committee believes that RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. Since the value of the RSUs is variable based upon our stock price, this element of executive compensation is aligned with our stockholders’ interests. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking excessive risks that would not be in the best long-term interest of stockholders.
STRATEGIC TRANSFORMATION AWARD
In December 2021, to accelerate execution of the Best for All strategy, the Compensation Committee granted a special performance-based award (the “Strategic Transformation Award”) to our CEO and six other executive officers whose roles are critical to successfully executing our transformational strategy. The Strategic Transformation Award is described in detail in our 2022 Proxy Statement filed on March 11, 2022.
In 2022, Ms. Graziano was granted a Strategic Transformation Award, consistent with the awards granted to other non-CEO executives in 2021 to ensure alignment among the leadership in executing the Corporation’s strategic vision and goals. The Strategic Transformation Award is payable in shares of the Corporation’s common stock after the close of the performance period (January 1, 2022-December 31, 2025) to the extent the following strategic objectives are achieved, with performance with respect to each strategic objective measured on a separate basis:

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Strategic Objective	Rationale
On Time and on Budget Completion of the Corporation’s Second Mini Mill	Requires budget and operational discipline to support our profitability goals.
EBITDA Margin Expansion	Emphasizes profitability as the Corporation continues to invest in new mini mill steelmaking and finishing capabilities.
Greenhouse Gas Emissions Intensity	Motivates long-term management of key sustainability risks across the enterprise.
For each objective, a payout is achievable at threshold (50% of target), target (100% of target) or maximum (200% of target) based on performance achieved.
The Compensation Committee believes the Strategic Transformation Awards clearly establish a pay for performance compensation structure, rewarding executives if the Corporation’s transformative and additional strategic objectives are achieved.
Benefits & Retirement Programs
Benefits
NEOs participate in many of the benefits provided to non-represented employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. We believe these benefits support our overall retention objectives.
Retirement Programs
We provide retirement benefits to attract and retain talented executives. We believe our retirement programs are reasonable in light of competitive pay practices and the total compensation of our executives. In 2024, all of our NEOs received matching contributions and other employer contributions, known as Retirement Account contributions, under the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”), which is a tax-qualified 401(k) defined contribution plan.
All NEOs were also covered under the following non tax-qualified programs that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:
Plan	Purpose
United States Steel Corporation Supplemental Thrift Program	To provide matching contributions that cannot be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
United States Steel Corporation Non Tax-Qualified Retirement Account Program	To provide Retirement Account contributions that cannot be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
United States Steel Corporation Supplemental Retirement Account Program
To provide benefits based upon compensation paid under our annual incentive compensation plans, which is excluded under the Savings Plan. These benefits are intended to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.
To support our retention objectives, benefits under this program are subject to service-based and age-based restrictions. Unless the Corporation consents, benefits are not payable if the executive voluntarily terminates employment:
–
prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65);

–
within 36 months of the date coverage under the program commenced; or

–
for participants hired on or after January 1, 2019, prior to age 60 and completion of five years of service.

Mr. Buckiso is the only NEO who was covered by the United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “Pension Plan”) and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). The Pension Plan was closed to new entrants on July 1, 2003, and benefits under both plans were

60	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
frozen for all non-represented employees on December 31, 2015. Mr. Buckiso’s service with the Corporation will continue to be counted for purposes of determining eligibility for benefits under these plans.
For more information on our retirement programs, see the Non-Qualified Deferred Compensation table and Pension Benefits table later in this proxy statement.
PERQUISITES AND SECURITY
We provided a limited number of modest perquisites to our NEOs in 2024. These perquisites facilitate the ability of our executives to do their jobs without undue distractions or delays, have clear business-related purposes and ensure their safety and security. As described in the footnotes to the Summary Compensation Table on page 65 of this proxy statement, they include:
Category	Rationale
Security Services (Including Transportation)*	To protect employees who are the subject of a credible and specific threat on account of their roles with the Corporation (security level generally depends upon the nature of the threat or risk)
International Tax Gross Ups & Reimbursements*	To offset increased costs that would otherwise be owed by expatriate employees assigned to our Slovakian business
Personal Aircraft Usage
To allow the travel time of our executives to be used productively for the Corporation and for security purposes. Due to the visibility of his role and consistent with safety and security best practices, we make available and recommend that our CEO utilize private aircraft for business and personal travel.

Personal Use of Corporate Automobile*	Where necessary for security purposes
Relocation Benefits	To attract talent from all locations
Executive Physical Stipend	To promote the health of our executives
Legal Services	To provide affected executives with legal advice regarding merger-related compensation impacts

*
Available only to certain NEOs.

We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for relocation, tax equalization, and expenses and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Stock Ownership and Holding Guidelines
We have comprehensive stock ownership and holding guidelines designed to align the interests of our executive officers with those of our stockholders. As shown below, our executives are required to accumulate and retain a minimum level of ownership in the Company’s common stock based upon their base salary. The stock ownership guidelines require that, until the ownership requirement is satisfied, an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% of the after-tax value of shares issued upon the exercise of stock options. All NEOs are in compliance with the policy.
Executive	Ownership Requirement*
Burritt	6x base salary
Graziano	3x base salary
Buckiso	3x base salary
Bruno	3x base salary
Holloway	3x base salary

*
Unvested restricted stock units count towards the ownership requirement.

Anti-Hedging and Pledging Policy
We have a policy that prohibits all directors and employees, including the NEOs, from purchasing any financial instruments (including but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in any transactions, that are designed to hedge or offset any decrease in our stock price. The policy also prohibits directors and executive officers, including the NEOs, from pledging our stock as collateral for a loan or holding shares in a margin account.
Executive Officer Recoupment (Clawback) Policy
On July 25, 2023, the Board revised the Corporation’s clawback policy (the “Clawback Policy”) to bring our executive compensation recoupment arrangements into compliance with new NYSE requirements. The policy provides for mandatory recoupment of erroneously awarded incentive compensation if U. S. Steel is required to prepare an accounting restatement due to:
(i)
material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to those statements; or

(ii)
an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

The amount of compensation subject to mandatory clawback is the excess of incentive-based compensation actually paid during the period over the amount that would have been received had the financial statements been correct in the first instance.
The Clawback Policy also retains the existing optional procedures to recover payment of any compensation (cash or equity) if an executive:
(i)
engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of our publicly filed financial results; or

(ii)
knowingly, intentionally, or recklessly engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the executive officer knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or the Code of Ethical Business Conduct that caused significant financial or reputational harm to the Corporation.

The Board has wide discretion in determining the amount to be recouped pursuant to the optional recoupment provisions. The Clawback Policy is attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2024.

62	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Change in Control Arrangements
The Change in Control Severance Plan (the “CIC Plan”) generally provides for the payment of severance benefits to certain eligible executives, including each of the NEOs, if their employment with the Corporation terminates involuntarily following a change in control.
The CIC Plan enables our executives to evaluate corporate transactional opportunities that may be in the best interests of our stockholders, while limiting concerns about the potential impact of these opportunities on their job security. Under the CIC Plan, payments require a “double trigger,” meaning the NEO is eligible for change in control severance payments and benefits only if he or she is terminated without cause or voluntarily for good reason in connection with a change in control. In general, upon a change in control and termination, each of our NEOs is entitled to a payment equivalent to a multiple of his or her salary and annual incentive award. The severance payment multiple is 2.5x for Mr. Burritt and 2x for all other NEOs. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under the CIC Plan. See “Potential Payments Upon Termination or Change in Control” for additional information.
Severance Plan
The Executive Severance Plan provides severance benefits to eligible executives in the event of a company-initiated separation without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under the AICP. We believe the Executive Severance Plan helps attract and retain executives by providing a level of protection against involuntary job loss. See “Potential Payments Upon Termination or Change in Control” for additional information.
Insider Trading Policy
U. S. Steel has an Insider Trading Policy governing the purchase, sale and other dispositions of its securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. The Insider Trading Policy is filed with our Annual Report on Form 10-K for the year ended December 31, 2024 as Exhibit 19.
Practices Regarding the Grant of Equity Awards
All equity awards are granted under a shareholder-approved plan. Although we have not granted stock options since 2021, stock options were granted at an exercise price equal to the closing market price of the Corporation's common stock on the date of the grant. Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates.
Other Compensation Agreements
In general, we do not enter into long-term employment agreements with our executives but may enter into agreements for a limited period of time to attract or retain experienced professionals for high level positions. In 2024, we had letter agreements with Ms. Graziano and Mr. Buckiso. Ms. Graziano was hired on August 8, 2022, and her offer letter provides for, in addition to her target annual compensation and certain new hire cash awards: $1,000,000 in three-year cliff vesting restricted stock units, a Strategic Transformation Award, and additional severance benefits. In August 2020, we entered into a letter agreement with Mr. Buckiso to provide certain make-whole, retention and other payments in consideration for his continued employment with the Corporation beyond the date for which he was eligible for an immediate retirement under the Pension Plan and Non Tax-Qualified Pension Plan.
Accounting and Tax Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to U. S. Steel, including tax deductibility. Tax consequences are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond our control. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Compensation Committee does not limit compensation to those levels or types of compensation that will be deductible by the Corporation.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES Summary Compensation Table
EXECUTIVE COMPENSATION TABLES
The titles of executives used in the compensation tables of this proxy statement reflect the current titles of each executive.
Summary Compensation Table
The following table sets forth certain compensation information for the years 2022, 2023 and 2024 for U. S. Steel’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) and our three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2024.
Name	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3)(4) ($)	Non-Equity Incentive Compensation(5) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
David B. Burritt President & Chief Executive Officer	2024	$1,437,500	—	$10,499,942	$2,048,438	—	$766,497	$14,752,377
	2023	$1,400,000	—	$10,500,023	$4,284,000	—	$549,904	$16,733,927
	2022	$1,376,250	—	$9,499,935	$7,380,469	—	$731,715	$18,988,369

Jessica T. Graziano Senior Vice President & Chief Financial Officer	2024	$780,000	—	$2,749,838	$780,000	—	$327,599	$4,637,437
	2023	$737,500	$3,500,000	$2,750,311	$1,504,500	—	$199,636	$8,691,947
	2022	$278,986	$500,000	$3,999,882	$306,884	—	$38,833	$5,124,585

Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer – North American Flat-Rolled Segment	2024	$722,500	—	$1,599,914	$765,850	$219,792	$246,099	$3,554,155
	2023	$691,250	—	$1,599,948	$1,500,013	$245,660	$168,074	$4,204,945
	2022	$650,000	—	$1,500,012	$1,492,725	—	$199,012	$3,841,749

James E. Bruno Senior Vice President− Business Development & President – USSK	2024	$722,500	—	$1,599,914	$765,850	—	$193,119	$3,281,383
	2023	$691,250	—	$1,599,948	$1,278,813	—	$1,598,188	$5,168,199
	2022	$650,000	—	$1,500,012	$1,492,725	—	$1,921,146	$5,563,883

Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer	2024	$722,500	—	$1,599,914	$614,126	—	$211,645	$3,148,185
	2023	$691,250	—	$1,599,948	$1,198,628	—	$163,847	$3,653,673
	2022	$650,000	—	$1,500,012	$1,443,000	—	$198,747	$3,791,759

(1)
Salary. Reflects the actual amount earned each year. Ms. Graziano’s salary for 2022 reflects a partial year as she was hired on August 8, 2022.

(2)
Bonus. The 2022 and 2023 bonus for Ms. Graziano represents a new hire cash award.

(3)
Stock Awards. Includes restricted stock units and performance awards that are reported at the target number of shares, and the grant date fair value of such awards includes a factor for the probable performance outcome of the TSR performance awards and excludes the effect of estimated forfeitures.

The potential maximum payout for the performance awards is 200% of target. Potential maximum payouts for 2022 performance awards would be: $11,399,974 for Mr. Burritt, $5,199,668 for Ms. Graziano, and $1,799,964 for Messrs. Buckiso, Bruno, and Holloway. Potential maximum payouts for 2023 performance awards would be: $13,399,952 for Mr. Burritt, $3,300,626 for Ms. Graziano, and $1,919,856 for Messrs. Buckiso, Bruno and Holloway. Potential maximum payouts for 2024 performance awards would be: $7,699,736 for Mr. Burritt, $1,649,808 for Ms. Graziano, and $959,854 for Messrs. Buckiso, Bruno, and Holloway.
(4)
Stock Awards.

Reflects the grant date fair value of awards made during each calendar year as determined pursuant to Accounting Standard Codification Topic 718 (ASC 718), as follows:
•
Compensation Expense: $47.52 per share for 2024 RSU grants; $29.91 per share for 2023 RSU grants; and, except Ms. Graziano, $24.19 per share for 2022 RSU grants.

•
TSR Performance Awards: $37.41 per share for 2023 awards; and, except Ms. Graziano, $28.53 per share for 2022 awards. No TSR Performance awards were granted in 2024.

•
ROCE Performance Awards: $47.52 per share for 2024 awards; $29.91 per share for 2023 awards; and, except Ms. Graziano, $24.19 per share for 2022 awards.

•
Ms. Graziano’s 2022 Awards: In 2022, Ms. Graziano received (i) a new hire grant of equity consisting of 41,980 three-year cliff vesting restricted stock units, (ii) a prorated 2022 LTIP award consisting of 16,790 restricted stock units, 11,490 performance shares based on relative TSR, and 12,590 performance shares based on ROCE, and (iii) a Strategic Transformation Award consisting of 83,951 performance shares based on objectives to be achieved over 4 years (January 1, 2022 — December 31, 2025) consistent with the awards granted to the other NEOs. The grant date fair market value used to calculate compensation expense is $26.11 per share for the TSR performance award and $23.82 per share for all other grants and awards described in (i), (ii) and (ii) above.

For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2024, financial statement footnote 15.
(5)
Non-Equity Incentive Compensation. Includes short-term incentive awards earned pursuant to the AICP; for 2022, also includes the payout of cash-based ROCE performance awards granted in 2020.

(6)
Change in Pension Value & Nonqualified Deferred Compensation Earnings. Represents the aggregate increase in actuarial value on an accumulated benefit obligation (ABO) basis

64	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Summary Compensation Table
that accrued to Mr. Buckiso under the Corporation’s defined benefit retirement plans and programs, calculated using the same assumptions used for the Corporation’s annual financial statements except that retirement age is assumed to be the normal retirement age for the respective plans. The actuarial value of Mr. Buckiso’s aggregate change in pension amount in 2022 was $(120,854) resulting in no amount shown for him in that year. Values reported in the earnings column of the 2024 Non-Qualified Deferred Compensation table are not included here because the earnings are not above-market and are not preferential.
Mr. Buckiso is the only NEO covered by such plans and programs. See the 2024 Pension Benefits table on page 68 for details.
(7)
All Other Compensation. 2024 components include:

Name	U. S. Steel Savings Plan Contributions(a)	Non-Qualified Defined Contribution Plan Accruals(b)	International Tax Gross Ups & Reimbursements(c)	Perquisites(d)	TOTAL
Burritt	$43,325	$529,252	—	$193,920	$766,497
Graziano	$46,658	$194,325	—	$86,616	$327,599
Buckiso	$40,858	$191,405	$8,571	$5,265	$246,099
Bruno	$36,183	$177,278	$(56,936)	$36,594	$193,119
Holloway	$40,858	$165,787	—	$5,000	$211,645

(a)
U. S. Steel Savings Plan Contributions. Includes: (i) employer matching contributions and (ii) other non-elective employer contributions known as Retirement Account contributions made to the executive’s account in the U. S. Steel Savings Plan (a tax-qualified 401(k) defined contribution plan) during the most recently completed fiscal year.

(b)
Non-Qualified Defined Contribution Plan Accruals. Includes accruals under the following programs:

•
The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to certain limits under the Internal Revenue Code.

•
The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.

•
The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for all NEOs) under the U. S. Steel Savings Plan multiplied by incentive compensation paid under our Annual Incentive Compensation Plan.

(c)
International Tax Gross Ups & Reimbursements. For Mr. Bruno’s international assignment, this amount includes $1,028,383 in taxes paid on his behalf to his host country tax jurisdiction, a U.S. tax refund of  $(7,114) and Tax Equalization payment of  $(1,078,205). For Mr. Buckiso’s prior international assignment, this amount includes $4,697 in taxes paid on his behalf to his host country tax jurisdiction, and a U.S. tax gross-up of  $3,874.

(d)
Perquisites. The amount shown for Mr. Burritt includes personal aircraft use (which is recommended for safety and security reasons) of  $186,753 and security services of $2,167. The amount shown for Ms. Graziano includes personal aircraft use of  $81,582 and automobile services of  $34. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used, as published twice per year by a nationally recognized and independent service. Calculated incremental costs for personal flights include costs related to all flight hours flown in connection with the personal use. The Corporation applies consistent allocation methods for flights that are not entirely either business or personal. The amount shown for Mr. Buckiso includes tax preparation services in the amount of  $265. The amount shown for Mr. Bruno includes an the cost of a company provided automobile of  $4,387, tax preparation services in the amount of  $1,615, housing benefits of  $8,077 and a relocation benefit of $17,515. The amount shown for each NEO includes a $5,000 stipend for executive physical benefits. This column does not include $126,210 in legal services provided to the NEOs and other participants in our Change in Control Severance Plan in connection with the pending merger with NSC, as this amount was not able to be allocated to any particular individual.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table summarizes the grant of non-equity incentive compensation and equity-based incentive compensation to each Named Executive Officer in 2024.
Name	Plan Name(1)	Grant Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(6)			All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock Awards(8) ($)
			Threshold(4) ($)	Target ($)	Maximum(5) ($)	Threshold(4) (#)	Target (#)	Maximum(5) (#)
Burritt	AICP	1/30/24	$1,078,125	$2,156,250	$4,959,375	—	—	—	—	—	—
	LTIP	2/27/24	—	—	—	40,510	81,020	162,040	139,950	$47.38	$10,499,942
Graziano	AICP	1/30/24	$390,000	$780,000	$1,794,000	—	—	—	—	—	—
	LTIP	2/27/24	—	—	—	8,680	17,360	34,720	40,510	$47.38	$2,749,838
Buckiso	AICP	1/30/24	$361,250	$722,500	$1,661,750	—	—	—	—	—	—
	LTIP	2/27/24	—	—	—	5,050	10,100	20,200	23,570	$47.38	$1,599,914
Bruno	AICP	1/30/24	$361,250	$722,500	$1,661,750	—	—	—	—	—	—
	LTIP	2/27/24	—	—	—	5,050	10,100	20,200	23,570	$47.38	$1,599,914
Holloway	AICP	1/30/24	$307,063	$614,125	$1,412,488	—	—	—	—	—	—
	LTIP	2/27/24	—	—	—	5,050	10,100	20,200	23,570	$47.38	$1,599,914

(1)
Plan Name. AICP refers to the Corporation’s Annual Incentive Compensation Plan and LTIP refers to the Corporation’s Long-Term Incentive Program, which are both maintained under the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan.

(2)
Grant Date. On January 30, 2024, the Compensation Committee established the annual incentive targets for the 2024 performance period. On February 27, 2024, the Compensation Committee approved the LTIP award grants for each NEO.

(3)
Estimated Future Payouts — AICP. Our NEOs received non-equity incentive awards under the AICP in 2024. For the AICP, threshold and target amounts shown reflect the amounts that were potentially payable to each executive at those levels, depending on the Corporation’s performance in 2024. The maximum amount includes a 30% adjustment for individual performance. For a discussion of this plan and actual 2024 award amounts, see the Annual Incentive Compensation Plan section in the “Compensation Discussion and Analysis” above.

(4)
AICP/LTIP Thresholds. The threshold level for the AICP award is 50% of the target award, which is based on EBITDA (75% of target) and cash conversion cycle (25% of target). Individual performance is also considered and may decrease an award by 15% or increase an award by up to 30% of target. The Compensation Committee retains discretion to reduce or eliminate the award. The threshold level for the LTIP performance-based awards, which consist of ROCE performance awards, is 50% of the target award.

(5)
AICP/LTIP Maximums. The maximum level for the AICP award is 230% of the target award, which includes a maximum additive of 30% of target for individual performance. The maximum level for the LTIP performance-based awards is 200% of the target award.

(6)
Estimated Future Payouts — LTIP. For 2024, performance awards represented approximately 37% of the total annual LTIP grant value for the CEO and approximately 30% of the total annual LTIP grant value for the other NEOs. For more information about the performance awards, see the Long-Term Incentive Program section in the “Compensation Discussion and Analysis” above.

(7)
All Other Stock Awards. Restricted stock unit grants were made on February 27, 2024. These units are time-based awards subject to ratable vesting over a three-year period, with one-third of the units vesting on the first anniversary of the grant date; an additional one-third of the units vesting on the second anniversary of the grant date; and the remaining one-third of the units vesting on the third anniversary of the grant date, subject in each case to continued employment through the vesting dates.

(8)
Grant Date Fair Value of Stock Awards. This column represents the full grant date fair value of the equity-based LTIP awards, calculated in accordance with ASC 718. The restricted stock units accrue dividends at a non-preferential rate ($0.05) per share (as of the last announced dividend) and are paid when the underlying restricted stock units are distributed; the value of these dividends is reflected in the fair value of the restricted stock unit grant. Restricted stock units carry no voting privileges. The maximum payout for the ROCE performance awards is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2024, financial statement footnote 15.

66	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Outstanding Equity Awards at 2024 Fiscal Year-End
Outstanding Equity Awards at 2024 Fiscal Year-End
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned shares, Units or Other Rights That Have Not Vested(3)(4) ($)
Burritt	2/24/2015	18,260	—	$24.78	2/24/2025
	2/28/2017	30,020	—	$39.265	2/28/2027
	12/30/2021	114,000	57,000	$23.52	12/30/2028			85,034	$2,890,306
	2/22/2022					52,374	$1,780,192	99,900	$2,931,083
	2/22/2022							117,840	$5,735,706
	2/28/2023					84,707	$2,879,191	89,560	$3,457,844
	2/28/2023							112,010	$2,870,644
	2/27/2024					139,950	$4,756,901	81,020	$1,756,969
Graziano	8/8/2022					47,577	$1,617,142	11,490	$337,119
	8/8/2022							12,590	$612,802
	8/8/2022							83,951	$2,853,494
	2/28/2023					24,520	$833,435	22,060	$851,720
	2/28/2023							27,590	$707,089
	2/27/2024					40,510	$1,376,935	17,360	$376,462
Buckiso	2/24/2015	8,880	—	$24.78	2/24/2025
	5/31/2016	10,820	—	$14.78	5/31/2026
	2/28/2017	5,460	—	$39.265	2/28/2027
	12/31/2021							84,560	$2,874,194
	2/22/2022					8,270	$281,097	15,770	$462,694
	2/22/2022							18,610	$905,817
	2/28/2023					14,267	$484,935	12,830	$495,357
	2/28/2023							16,050	$411,337
	2/27/2024					23,570	$801,144	10,100	$219,025
Bruno	2/28/2017	5,460	—	$39.265	2/28/2027
	12/31/2021							84,560	$2,874,194
	2/22/2022					8,270	$281,097	15,770	$462,694
	2/22/2022							18,610	$905,817
	2/28/2023					14,267	$484,935	12,830	$495,357
	2/28/2023							16,050	$411,337
	2/27/2024					23,570	$801,144	10,100	$219,025
Holloway	12/31/2021							84,560	$2,874,194
	2/22/2022					8,270	$281,097	15,770	$462,694
	2/22/2022							18,610	$905,817
	2/28/2023					14,267	$484,935	12,830	$495,357
	2/28/2023							16,050	$411,337
	2/27/2024					23,570	$801,144	10,100	$219,025

(1)
Unexercisable Stock Options. All options granted prior to 2021 vested in equal increments on the first three anniversaries of the grant date, subject in each case to employment on the respective vesting dates. The options granted to Mr. Burritt on December 30, 2021 vest in three increments with one-third of the options vesting upon reaching a 20-day average closing stock price of  $35; an additional one-third of the options vesting upon reaching a 20-day average closing stock price of  $45; and the remaining one-third of the options vesting upon reaching a 20-day average closing stock price of  $55, subject in each case to continued employment on the vesting dates, except in the event of a termination with consent. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35. In January 2024, one-third of the options vested when the 20-day average closing stock price exceeded $45. Mr. Burritt is required to hold the vested options (or net shares upon exercise) for one year from the date of vesting.

(2)
Unvested Shares or Units of Stock. Except as provided below, all restricted stock units vest in equal increments on the first three anniversaries of the grant date, subject to employment on the respective vesting dates, with pro rata vesting at early retirement (i.e., 30 years of service or age 55 with 10 years of service). Units vest in full at normal retirement (i.e., the later of  (i) six months following date of grant, or (ii) the earlier of age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2024, Mr. Burritt has met the requirements for a normal retirement and full vesting and Messrs. Buckiso and Bruno have met the requirements for an early retirement and pro rata vesting. Ms. Graziano’s 2022 awards include a new hire award in the form of 41,980 restricted stock units that will cliff vest on August 8, 2025 (three years from her date of hire). In addition, to preserve corporate income tax deductions and for other tax reasons related to the pending merger with NSC, RSUs that would otherwise have vested in 2024 were vested and settled in December 2023.

(3)
Market Value. Value is based on $33.99 per share, which was the closing price of the Corporation’s stock on December 31, 2024.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	67

EXECUTIVE COMPENSATION TABLES Pension Benefits
(4)
Equity Incentive Plan Awards. The 2022 and 2023 performance awards were divided equally between relative TSR performance awards and ROCE performance awards. The 2024 performance awards were entirely ROCE-based awards. For the 2022 relative TSR and ROCE performance awards, the performance period ended on December 31, 2024, with TSR performance earning a payout at 86.32% of target and ROCE performance earning a payout at 143.2% of target. As of December 31, 2024, the 2023 TSR performance awards are projected to pay out at 113.59% of target, the 2023 ROCE performance award is projected to pay out at 75.4% of target, and the 2024 ROCE performance award is projected to pay out at 63.8% of target. As noted above, for the unearned performance awards, Mr. Burritt has met the requirements for normal retirement and full vesting and Messrs. Buckiso and Bruno have met the requirements for early retirement and pro rata vesting.
Option Exercises and Stock Vested in 2024
The following table illustrates for each NEO, on an aggregate basis, the value realized from the exercise of stock options, and from the vesting of restricted stock unit awards and performance awards, in 2024.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Burritt	—	—	152,810	$7,253,908
Graziano	—	—	12,260	$580,388
Buckiso	—	—	26,623	$1,263,841
Bruno	—	—	26,623	$1,263,841
Holloway	—	—	26,623	$1,263,841

(1)
Value Realized on Vesting. Represents the market value on the vesting date of time-vested restricted stock unit awards and performance awards that had met the performance criteria. Value shown is before taxes.
Pension Benefits
The following table illustrates the actuarial present value of pension benefits accumulated by Named Executive Officers as of December 31, 2024. Mr. Buckiso was the only NEO covered by the Corporation’s defined benefit pension plan, which was closed to new entrants in 2003, and for which benefit accruals were frozen for all non-represented participants on December 31, 2015.
Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)
Buckiso	U. S. Steel Pension Plan	25	$1,338,205
	Non Tax-Qualified Pension Plan	25	$159,402
	Letter Agreement(3)	25	$1,257,466
	Total		$2,755,073

(1)
Number of Years Credited Service. Represents credited service years (rounded) used to calculate accrued benefits. Mr. Buckiso joined the Company in 1990. Because benefit accruals were frozen in 2015, the difference between his years of credited service and actual number of years of service with the Company does not result in any augmentation of his pension benefits.

(2)
Present Value of Accumulated Benefit. Calculated using the assumptions used in the preparation of our financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2024, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions used for the calculations in this table and in the Summary Compensation Table include a 5.91% discount rate for the 2024 calculations (5.50% for 2023 and 5.56% for 2022); a lump sum rate assumption of 2.00% for 2024 (2.75% for 2023 and 2.75% for 2022) assuming the Section 417(e) minimum was not applicable; a 100% lump sum benefit election for all plans; and unreduced benefit ages, which at December 31, 2015, are age 62 for the U. S. Steel Pension Plan and age 60 for the Non Tax-Qualified Pension Plan.

(3)
Letter Agreement. The Corporation entered into a letter agreement with Mr. Buckiso in August 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

U. S. Steel Pension Plan
The United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “U. S. Steel Pension Plan”) provides defined benefits for substantially all non-represented domestic employees who were hired before July 1, 2003. Mr. Buckiso is the only NEO who is a participant in the U. S. Steel Pension Plan and the United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”). Benefits under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan were frozen for all non-represented participants on December 31, 2015.
The U. S. Steel Pension Plan is designed to provide eligible employees with replacement income during retirement. The two primary benefits provided to non-represented employees are based on final earnings (the “Final Earnings Benefit”) and career

68	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES Pension Benefits
earnings (the “Career Earnings Benefit”) formulas. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pension payments. The Internal Revenue Code (the “Code”) limits the amount of pension benefits that may be paid from tax-qualified pension plans.
The Final Earnings Benefit component is based on a formula using a specified percentage (dependent on years of service) of average monthly earnings that is determined from the five consecutive 12-month calculation periods in which the employee’s aggregate earnings were the highest during the last ten 12-month calculation periods prior to retirement. Eligibility for an unreduced Final Earnings Benefit under the U. S. Steel Pension Plan is based on attaining at least 30 years of continuous service or at least age 62 with 15 years of continuous service. Because Mr. Buckiso has over 30 years of continuous service for eligibility purposes, he is eligible for an unreduced Final Earnings Benefit.
Under the Career Earnings Benefit component, the annual normal retirement benefit is equal to 1.3% of total career earnings. Career Earnings Benefits commenced prior to attaining normal retirement or age 62 with 15 years of service, but after attaining age 58, are reduced by one-quarter of one percent for each month the commencement of pension payments precedes the month in which the participant attains age 62. Career Earnings Benefits commenced prior to attaining age 58 are based on 1.0% of total career earnings and subject to a larger early commencement reduction. If he had retired on December 31, 2024, Mr. Buckiso’s annual Career Earnings Benefits would have been reduced by 30.04%.
Benefits accrued for the purpose of calculating both the Final Earnings and Career Earnings Benefits are limited to the executive’s unreduced base salary as of December 31, 2015, subject to the compensation limit under the Code.
U. S. Steel Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the U. S. Steel Pension Plan include an unreduced benefit age of 62, the election of a lump sum option and credited service, and career earnings and final average earnings as of December 31, 2015. Final average earnings are based on the average of the monthly salaries paid in the highest five consecutive 12 month period during the ten years preceding December 31, 2015.
The salary amounts include base salary, excluding incentive compensation. The number of years of credited service in the Pension Benefits table shows the number of years earned and used to calculate the accrued benefits reported.
Non Tax-Qualified Pension Plan
The purpose of the Non Tax-Qualified Pension Plan is to compensate individuals for benefits under the U. S. Steel Pension Plan that they cannot receive due to certain limits established under the Code. The amount payable under the Non Tax-Qualified Pension Plan is equal to the difference between the benefits the executive actually receives under the U. S. Steel Pension Plan and the benefits that the executive would have received under the U. S. Steel Pension Plan if not for the limitations imposed by the Code. Benefits under the Non Tax-Qualified Pension Plan were frozen on December 31, 2015.
Benefits paid under the Non Tax-Qualified Pension Plan are in the form of an actuarially determined lump sum payable to the executive upon termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the Non Tax-Qualified Pension Plan are the same assumptions used in calculations under the U. S. Steel Pension Plan and include an unreduced benefit age of 62, the election of a lump sum option and credited service, and estimated career earnings and final average earnings as of December 31, 2015.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	69

EXECUTIVE COMPENSATION TABLES NON-QUALIFIED DEFERRED COMPENSATION
Non-Qualified Deferred Compensation
The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2024.
Name	Plan Name	2024 Company Contributions/ Accruals(1)	2024 Aggregate Earnings(2)	2024 Year-End Aggregate Balance(3)
Burritt	Supplemental Thrift Program	$72,250	$(368,138)	$907,986
	Non Tax-Qualified Retirement Account Program	$92,862	$61,174	$927,664
	Supplemental Retirement Account Program	$364,140	$144,814	$2,146,061
	Total	$529,252	$(162,150)	$3,981,711
Graziano	Supplemental Thrift Program	$27,650	$(14,546)	$54,055
	Non Tax-Qualified Retirement Account Program	$38,792	$5,461	$84,121
	Supplemental Retirement Account Program	$127,883	$13,876	$172,295
	Total	$194,325	$4,791	$310,471
Buckiso	Supplemental Thrift Program	$27,708	$(109,348)	$274,723
	Non Tax-Qualified Retirement Account Program	$36,196	$21,257	$278,992
	Supplemental Retirement Account Program	$127,501	$66,635	$811,376
	Total	$191,405	$(21,456)	$1,365,091
Bruno	Supplemental Thrift Program	$29,200	$(128,602)	$320,819
	Non Tax-Qualified Retirement Account Program	$39,379	$27,191	$347,991
	Supplemental Retirement Account Program	$108,699	$47,095	$580,819
	Total	$177,278	$(54,316)	$1,249,629
Holloway	Supplemental Thrift Program	$27,708	$(87,631)	$224,139
	Non Tax-Qualified Retirement Account Program	$36,196	$19,074	$224,107
	Supplemental Retirement Account Program	$101,883	$42,162	$458,336
	Total	$165,787	$(26,395)	$906,582

(1)
Company Contributions/Accruals. Accruals are included in the All Other Compensation column of the Summary Compensation Table above. See footnote 7 to that table for more detail.

(2)
Aggregate Earnings. Determined by taking the investment returns in 2024 and adding dividend equivalents.

(3)
Year-End Aggregate Balance. The amount in the “2024 Year-End Aggregate Balance” column reported as compensation in our Summary Compensation Tables for years prior to 2024 is for Mr. Burritt $2,475,752; Ms. Graziano $89,523; Mr. Buckiso $456,797; Mr. Bruno $569,008; and Mr. Holloway $526,971.

Supplemental Thrift Program
The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions from the Corporation under the U. S. Steel Savings Plan that cannot be provided due to certain limits under the Code, including the statutory limits on covered compensation (limited to $345,000 in 2024) and combined Corporation and individual annual contributions (limited to $69,000 in 2024). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to 6% of the executive’s base salary.
An executive receives a lump sum distribution of the benefits payable under this program, upon his or her termination of employment with five years of continuous service (three years for employees hired on or after January 1, 2019), with the consent of the Corporation, or because of death. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.

70	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Non Tax-Qualified Retirement Account Program
The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (limited to $345,000 in 2024) and combined Corporation and individual annual contributions (limited to $69,000 in 2024). Retirement Account contributions are non-elective employer contributions that are in addition to the matching contributions made by the Corporation under the U. S. Steel Savings Plan.
Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a notional account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Together, benefit accruals under this program and Retirement Account contributions under the U. S. Steel Savings Plan equal 8.5% of the executive’s base salary.
Benefits under this program are payable in a lump sum distribution following the termination of employment with three years of continuous service, an involuntary termination of employment with eligibility for severance benefits, with the consent of the Corporation, or because of death. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.
Supplemental Retirement Account Program
The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the Corporation’s Annual Incentive Compensation Plan. Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service, attain age 65 (or, for employees hired on or after January 1, 2019, attain age 60 with five years of continuous service) become eligible to receive a benefit under the Supplemental Retirement Account Program upon retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who terminates employment prior to age 55 or within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or an involuntary termination with eligibility for severance benefits. Benefits are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Potential Payments Upon Termination or Change in Control
The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios which correspond to the columns in the table that follows:

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	71

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination Scenarios

Voluntary Termination (With Consent) or Retirement	Assumes retirement pursuant to a retirement plan or, if the executive is not eligible for retirement, a voluntary termination of employment with the consent of the Corporation.
Voluntary Termination (Without Consent) or Involuntary Termination (for Cause)
Assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to retirement, or that the Corporation terminates the executive’s employment for cause. Under these circumstances, the Compensation Committee is not likely to exercise any discretion in favor of the executive.

Involuntary Termination (Not for Cause)
Assumes an event causing the Corporation to terminate an executive’s employment involuntarily, not for cause, including:
–
the curtailment of certain lines of business; or

–
a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment.

Upon such termination, the executive may be eligible for benefits under our Executive Severance Plan, which provides for a lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan, and qualifies the executive for benefits under the non-qualified deferred compensation plans and for outplacement services.

Change in Control and Termination
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan. A detailed discussion describing the events and circumstances that would trigger payments under the CIC Plan is shown below.

Disability and Death
In general, if an employee dies or becomes disabled while actively employed, benefits under the Corporation’s plans are calculated as if the employee was fully vested.
–
Under the Long-Term Incentive Program, a person is considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

–
Under the U. S. Steel Pension Plan, employees with at least 15 years of service who become totally and permanently disabled prior to age 65 are eligible to retire on a permanent incapacity pension.

–
Under a permanent incapacity pension, benefits under the Pension Plan and Non Tax Qualified Pension Plan would become payable on May 1, 2025, five months after becoming disabled on December 31, 2024.

CHANGE IN CONTROL AND TERMINATION
All NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of this proxy statement. In addition to severance benefits paid under the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan.
Generally, payments under the CIC Plan are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, the Good Reason termination must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, the Change in Control must be a 409A Change in Control; see definition below).
Following a Change in Control, if there is a termination by the Corporation (other than for Cause or Disability) or by the executive for Good Reason, the executive is entitled to the following benefits:

72	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
–
Accrued compensation and benefits;

–
Cash severance;

–
Supplemental retirement benefit;

–
Welfare benefits;

–
Outplacement services; and

–
Legal fees  (reimbursement for legal fees incurred in contesting or disputing a termination of employment or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

A “Good Reason” termination involves a voluntary termination following any of these events:
–
Assignment of duties inconsistent with the executive’s position;

–
Reduction in base salary;

–
Relocation in excess of 50 miles from the executive’s current work location;

–
Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates, or to continue the executive’s participation therein at amounts and levels relative to other participants;

–
Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the CIC Plan; or

–
Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability, and the executive must give a notice of termination in connection with a termination for Good Reason).

A “Change in Control” happens under the CIC Plan if any of the following occurs:
–
A person (defined to include individuals, corporations, partnerships, etc.) acquires 20% or more of the voting power of the Corporation;

–
A merger occurs involving the Corporation, except where (a) a majority of directors continue to serve after the merger or (b) the merger constitutes the disposition of a division, business unit or subsidiary;

–
A change in the majority of the Board of Directors;

–
A sale of all or substantially all of the Corporation’s assets; or

–
Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:
–
The Corporation enters into an agreement that would result in a Change in Control;

–
A person acquires 15 percent or more of the voting power of the Corporation;

–
There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or

–
The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30% of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20% of the total voting power of the Corporation’s stock. Payments under the CIC Plan are due to the executive if:
–
there is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;

–
the executive reasonably demonstrates that an Applicable Event (defined below) has also occurred; and

–
a 409A Change in Control occurs within twenty-four months following the termination.

An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control. To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.
As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	73

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Potential Payments Upon Termination Tables
The following tables were developed using the termination scenarios shown above, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each type of compensation follows the tables. Non-qualified retirement benefits and equity awards would be distributed six months after the termination event. The estimated present values of the benefits provided to the NEOs under these termination scenarios were determined using the following assumptions:
1.
Unless otherwise noted, the tables reflect values as of December 31, 2024 that NEOs would have been entitled to, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2024.

2.
The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 31, 2024, which was $33.99.

3.
The normal life expectancy obtained from the 1971 Group Annuity Mortality Tables, or, for a permanent incapacity type of pension, life expectancy obtained from the Disabled Life Expectancy Tables (wages and salaried) based on the Corporation’s experience, made gender neutral on a nine to one male/female ratio.

4.
The December 31, 2024 Pension Benefit Guaranty Corporation interest rate of 2.25% was used to determine 2024 lump sum payment amounts.

Component	Termination Scenario
	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not For Cause)(1)	Change in Control and Termination(1)	Disability	Death
Burritt
Severance & Compensation Elements
Cash Severance	—	—	$3,675,000	$13,132,891	—	—
Short-Term Incentive	$2,048,438	—	$2,048,438	—	$2,048,438	$2,048,438
Restricted Stock Units	$9,416,284	$9,416,284	$9,416,284	$9,416,284	$9,416,284	$9,416,284
Performance Awards(2)	$16,737,085	$16,737,085	$16,737,085	$18,683,387	$16,737,085	$16,737,085
Strategic Transformation Award(3)	$3,487,096	$2,890,306	$2,167,746	$2,890,306	$2,167,746	$2,167,746
Benefits
Non-Qualified Deferred Compensation	$3,981,711	$3,981,711	$3,981,711	$3,981,711	$3,981,711	$3,981,711
Welfare Benefits	—	—	—	$45,916	—	—
Supplemental Retirement Benefit	—	—	—	$1,428,523	—	—
TOTAL	$35,670,614	$33,025,386	$38,026,264	$49,579,018	$34,351,264	$34,351,264
Graziano
Severance & Compensation Elements
Cash Severance	—	—	$1,630,000	$3,210,000	—	—
Short-Term Incentive	$780,000	—	$780,000	—	$780,000	$780,000
Restricted Stock Units	$809,064	—	$2,235,964	$3,827,512	$3,827,512	$3,827,512
Performance Awards(2)	$2,112,173	—	$2,112,173	$3,335,133	$2,693,266	$2,693,266
Strategic Transformation Award(3)	$2,853,494	—	$2,140,146	$2,853,494	$2,140,146	$2,140,146
Benefits
Non-Qualified Deferred Compensation	$310,470	—	$310,470	$310,470	$310,470	$310,470
Welfare Benefits	—	—	—	$57,698	—	—
Supplemental Retirement Benefit	—	—	—	$442,044	—	—
TOTAL	$6,865,201	—	$9,208,753	$14,036,351	$9,751,394	$9,751,394
Buckiso
Severance & Compensation Elements
Cash Severance	—	—	$1,510,000	$3,760,642	—	—
Short-Term Incentive	$765,850	—	$765,850	—	$765,850	$765,850
Restricted Stock Units	$658,897	$658,897	$658,897	$1,567,176	$1,567,176	$1,567,176

74	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Component	Termination Scenario
	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not For Cause)(1)	Change in Control and Termination(1)	Disability	Death
Performance Awards(2)	$2,044,568	$2,044,568	$2,044,568	$2,756,011	$2,382,598	$2,382,598
Strategic Transformation Award(3)	$2,874,194	$2,874,194	$2,155,646	$2,874,194	$2,155,646	$2,155,646
Benefits
Pension Plan Compensation	$1,839,129	$1,839,129	$2,076,505	$2,076,505	$1,690,439	$1,734,743
Non-Qualified Deferred Compensation	$1,365,091	$1,365,091	$1,365,091	$1,365,091	$1,365,091	$1,365,091
Welfare Benefits	—	—	—	$54,294	—	—
Letter Agreement(4)	$1,503,609	$1,503,609	$1,432,875	$1,432,875	$1,720,926	$1,607,995
Supplemental Retirement Benefit	—	—	—	$513,095	—	—
TOTAL	$11,051,338	$10,285,488	$12,009,432	$16,399,883	$11,647,726	$11,579,099
Bruno
Severance & Compensation Elements
Cash Severance	—	—	$1,510,000	$3,596,317	—	—
Short-Term Incentive	$765,850	—	$765,850	—	$765,850	$765,850
Restricted Stock Units	$658,897	$658,897	$658,897	$1,567,176	$1,567,176	$1,567,176
Performance Awards(2)	$2,044,568	$2,044,568	$2,044,568	$2,756,011	$2,382,598	$2,382,598
Strategic Transformation Award(3)	$2,874,194	$2,874,194	$2,155,646	$2,874,194	$2,155,646	$2,155,646
Benefits
Non-Qualified Deferred Compensation	$1,249,630	$1,249,630	$1,249,630	$1,249,630	$1,249,630	$1,249,630
Welfare Benefits	—	—	—	$57,387	—	—
Supplemental Retirement Benefit	—	—	—	$490,663	—	—
TOTAL	$7,593,139	$6,827,289	$8,384,591	$12,591,378	$8,120,900	$8,120,900
Holloway
Severance & Compensation Elements
Cash Severance	—	—	$1,400,500	$3,531,456	—	—
Short-Term Incentive	$614,126	—	$614,126	—	$614,126	$614,126
Restricted Stock Units	$658,897	—	$658,897	$1,567,176	$1,567,176	$1,567,176
Performance Awards(2)	$2,044,568	—	$2,044,568	$2,756,011	$2,382,598	$2,382,598
Strategic Transformation Award(3)	$2,874,194	—	$2,155,646	$2,874,194	$2,155,646	$2,155,646
Benefits
Non-Qualified Deferred Compensation	$906,583	$448,247	$906,583	$906,583	$906,583	$906,583
Welfare Benefits	—	—	—	$54,294	—	—
Supplemental Retirement Benefit	—	—	—	$484,567	—	—
TOTAL	$7,098,368	$448,247	$7,780,320	$12,174,281	$7,626,129	$7,626,129

(1)
Involuntary Termination (Not for Cause) and Change in Control and Termination. The value shown for cash severance benefits represents the total that would be paid under the Corporation’s Executive Severance Plan (Involuntary Termination (not for Cause)) and Change in Control Severance Plan (Change in Control and Termination), which includes $50,000 for outplacement services.

(2)
Performance Awards. The values shown for the 2022 TSR and ROCE equity awards are based on actual award value at the end of the performance period on December 31, 2024. The 2022 TSR awards resulted in a payout of 86.32% and the ROCE awards resulted in a payout of 143.2%, of the target number of shares. The values shown for the 2023 and 2024 ROCE and 2023 TSR equity awards represent a pro-rated award based on the number of months worked during the performance period multiplied by the expected performance through December 2024, except for Mr. Burritt who is fully vested in the unearned performance awards.

(3)
Strategic Transformation Award. For Mr. Burritt, the Strategic Transformation Award includes $2,890,306 in performance-based RSUs and $596,790 in performance-based stock options. For all other NEOs, the Strategic Transformation Award includes only performance-based RSUs.

(4)
Letter Agreement. The Corporation entered into a letter agreement with Mr. Buckiso in August 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	75

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination and Change-in-Control Provisions
CASH SEVERANCE
No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination with consent or at retirement; voluntary termination without consent; or involuntary termination for cause, disability or death.
Our Executive Severance Plan provides for the payment of a severance benefit to eligible executives in the event of an involuntary termination without cause. The severance benefit is a single lump sum payment equal to twelve months of the executive’s base salary plus an amount equivalent to the executive’s target bonus under our Annual Incentive Compensation Plan.
Cash severance is one of the payments made to executives under the CIC Plan in the event of a termination in connection with a Change in Control. Under the plan, payment would be made in a lump sum amount equal to 2.5 times (for Mr. Burritt) or 2 times (for the other NEOs) the sum of base salary plus the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years).
To receive any benefits under the Executive Severance Plan or the CIC Plan, the executive must execute an agreement containing a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.
SHORT-TERM INCENTIVE
Following retirement, a voluntary termination with the Compensation Committee’s consent, or involuntary termination not for cause, disability, or death, an executive would be entitled to receive a short-term incentive award under the Annual Incentive Compensation Plan if  (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Compensation Committee does not exercise its discretion to reduce or eliminate the award. For purposes of the plan, retirement means a termination of employment after having completed 30 years of service, attainment of age 60 with five years of service, or attainment of age 65.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent, regardless of whether the termination is for cause or not for cause, then no short-term incentive award is payable.
Because the cash severance payable under the CIC Plan, discussed above, includes a multiple of the target short-term incentive, no payments are made under the short-term incentive program in the event of a Change in Control.
RESTRICTED STOCK UNITS
Under the terms of our Long-Term Incentive Program (“LTIP”), restricted stock units are fully vested upon attainment of age 60 with 5 years of service or age 65, provided the executive is employed for at least six months following the date of grant (“Normal Retirement”) and vest on a pro rata basis as described below upon attainment of age 55 with 10 years of service or 30 years of service (“Early Retirement”). If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the vesting period (for example, ten months worked during a twelve-month vesting period would result in a vesting of ten-twelfths of the number of shares scheduled to vest). As of December 31, 2024, Mr. Burritt had met the requirements for a Normal Retirement, Messrs. Buckiso and Bruno had met the requirements for an Early Retirement, and no other NEOs were eligible to retire under the LTIP.
Upon retirement or a voluntary termination with consent, pro rata vesting would be applied to the restricted stock units for all NEOs, except Mr. Burritt, who has met the requirements for a Normal Retirement and is fully vested in his restricted stock units.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent, or involuntarily for cause, then all remaining unvested restricted stock units are forfeited.
For involuntary terminations that are not for cause, we have assumed that a prorated number of restricted stock units vested, except for Mr. Burritt, who has met the requirements for a Normal Retirement and is fully vested in his restricted stock units.
Restricted stock units require a termination in connection with a Change in Control in order for vesting to be accelerated. Unvested restricted stock units would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
In the event of disability or death, all unvested restricted stock units vest immediately.

76	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
PERFORMANCE AWARDS
Under the terms of the LTIP, performance awards are fully vested upon Normal Retirement and vest on a pro rata basis upon Early Retirement. If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the performance awards as described above. As of December 31, 2024, Mr. Burritt had met the requirements for a Normal Retirement, Messrs. Buckiso and Bruno had met the requirements for an early retirement, and no other NEOs were eligible to retire under the LTIP.
Upon retirement or a voluntary termination with consent, pro rata vesting has been applied to the performance awards for all NEOs, except for Mr. Burritt who has met the requirements for a Normal Retirement and is fully vested in his performance awards.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent, or involuntarily for cause, then all remaining unvested performance awards are forfeited.
For involuntary terminations that are not for cause, we have assumed that the executive terminated employment on December 31, 2024, and that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period.
Performance awards require a termination in connection with a Change in Control in order for vesting to be accelerated. The performance period would end upon the change in control, but the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
For performance awards for which the performance goals have been achieved, a modified proration is used in the event of disability or death, allowing 0% of the achieved award if such event occurs prior to the completion of the first year of the performance period, 50% if such event occurs on or after completion of the first year, but prior to completion of the second year, of the performance period, and 100% for events occurring on or after completion of the second year of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death.
STRATEGIC TRANSFORMATION AWARD
For the special performance-based RSU awards granted to Messrs. Burritt, Buckiso, Bruno and Holloway in December 2021 and to Ms. Graziano in August 2022, the award would fully vest in the event of a voluntary termination with consent or termination in connection with a Change in Control. In the event of a voluntary termination, including retirement, or an involuntary termination not for cause, disability, or death, a pro-rated number of the RSUs would vest based on the number of complete months worked during the performance period. Payment of any vested RSUs is subject to achievement of the performance criteria.
For the special performance-based options granted to the CEO in December 2021, a third of the options vest upon achievement of a 20-trading day average closing stock price that meets or exceeds the stock price hurdles of  $35, $45 and $55 over the seven-year performance period beginning on the date of grant. In April 2022, one-third of the options vested when the 20-day average closing stock price exceeded $35 and one-third of the options vested in January 2024 when the 20-day average closing stock price exceeded $45. The vesting of the remaining options is not accelerated under any circumstances and the performance period ends upon termination of employment, except that in the event of a termination with consent, the CEO shall be entitled to vest in the total number of shares subject to the option for the remainder of the performance period, subject to achievement of the stock price goals.
Pension Plan Compensation
Pension plan compensation includes benefits under the following plans:
U. S. STEEL PENSION PLAN
Mr. Buckiso is vested in his benefits under the U. S. Steel Pension Plan and would receive them under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the U. S. Steel Pension Plan. Benefits under the U. S. Steel Pension Plan may be payable under the Non Tax-Qualified Pension Plan to the extent they are limited by the qualified plan limitations established under the Internal Revenue Code.
If Mr. Buckiso were placed on layoff status as of December 31, 2024, then he would be eligible to remain on layoff for a period of up to two years. Having satisfied certain age and service requirements, Mr. Buckiso would be eligible to commence

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	77

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
a Rule-of-70/80 early retirement option on December 31, 2025. The present value amounts shown for an involuntary termination not for cause reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff, the lower early-commencement charges, and a temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension.
If Mr. Buckiso were totally and permanently disabled on December 31, 2024, then he would be eligible to commence a permanent incapacity pension on May 31, 2025, which is five months after the qualifying disability. The present value amounts shown reflect enhanced benefits attributable to the additional age and continuous service accrued during the five-month period, and the lower early-commencement charges, but not the temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension or, if earlier, governmental disability benefits.
If Mr. Buckiso’s employment were terminated due to his death, then death benefits would become payable to his survivor (typically his spouse) or, if there is no spouse, to his estate. The present value amounts shown are equal to the higher of  (i) the actuarial equivalent of his pension benefit (excluding the survivor and surviving spouse’s benefits) that would have been payable if he had retired on the date of death, or (ii) the value of the survivor and surviving spouse’s benefits as defined in the U. S. Steel Pension Plan.
NON TAX-QUALIFIED PENSION PLAN
Benefits from the Non Tax-Qualified Pension Plan would be payable on behalf of Mr. Buckiso under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the Non Tax-Qualified Pension Plan. The present value amounts shown for the various termination scenarios vary based upon the total amount payable under the U. S. Steel Pension Plan before the application of the statutory limitations established by the Internal Revenue Code.
Non-Qualified Deferred Compensation
Non-qualified deferred compensation includes benefits under the following plans.
SUPPLEMENTAL THRIFT PROGRAM
The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service (three years for employees hired on or after January 1, 2019). For all NEOs except Ms. Graziano, this condition has been met and therefore, this benefit is payable under all termination scenarios. For Ms. Graziano, this benefit is only payable upon death or if her employment is terminated with the consent of the Corporation.
NON TAX-QUALIFIED RETIREMENT ACCOUNT PROGRAM
The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. For all NEOs, except Ms. Graziano, this condition has been met and therefore, this benefit is payable under all termination scenarios. For Ms. Graziano, this benefit is only payable upon death, or if her employment is involuntarily terminated with eligibility for severance benefits, or with the consent of the Corporation.
SUPPLEMENTAL RETIREMENT ACCOUNT PROGRAM
The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after the earlier of  (i) completing at least 10 years of continuous service, (ii) for participants hired on or after January 1, 2019, attaining age 60 and completing five years of service, or (iii) attaining age 65. In addition, benefits are not payable if the participant terminates employment prior to age 55 or within 36 months of becoming a participant in the program. Messrs. Burritt, Buckiso and Bruno have met these conditions for payment as of December 31, 2024. For Ms. Graziano and Mr. Holloway, this benefit is only payable upon death, or if the executive’s employment is involuntarily terminated with eligibility for severance benefits, or with the consent of the Corporation.
Welfare Benefits
The amount shown for a change in control and termination represents the estimated cost of providing active employee insurance coverage to the executive for a period of 36 months.
Supplemental Retirement Benefit
The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control and is paid pursuant to the CIC Plan (see “Termination Scenarios — Change in Control and Termination,” above). For all NEOs, the Supplemental Retirement Benefit is equal to the sum of  (i) the Retirement Account

78	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if their employment had continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U.S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31, 2024.
Outplacement Services and Excise Tax Gross-Up
In the event of a termination in connection with a change in control, the CIC Plan provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following an Applicable Event. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	79

CEO PAY RATIO
We are committed to a compensation program that is internally equitable to motivate our employees to advance our strategy and enhance stockholder value. The disclosure below presents the ratio of annual total compensation of our CEO to the annual total compensation of our Median Employee (defined below), excluding our CEO.
For 2024, we determined that there was no change in our employee population or compensation arrangements that would significantly affect the CEO pay ratio and that it was reasonable to use the same median employee identified in 2023 as described below.
In 2023, we calculated each employee’s annual total cash compensation over the twelve months ended October 1, 2023 (the “Determination Date”) to identify our Median Employee. The following pay elements were included in determining the annual total cash compensation for each employee:
–
salary, base wages and/or overtime received (as applicable);

–
annual incentive payment received (for non-represented employees);

–
cash incentive payments, based on production (for represented employees only); and

–
other cash payments (including payments related to profit sharing, shift differential, holidays and vacations).

Our calculation includes all full-time, part-time, temporary and seasonal employees of U. S. Steel and its consolidated subsidiaries employed as of October 1, 2023 (other than the CEO). Excluded from the data were leased employees for whom we were unable to determine compensation. All four of our employees located in France and Germany, representing less than 5% of our total employee population, were excluded due to administrative challenges related to collecting the necessary data for these employees. We excluded two employees from France and two employees from Germany. Our total U.S. employee and non-U.S. employee population as of the Determination Date was 22,083.
We applied a foreign currency exchange rate to all compensation elements paid in currencies other than U.S. dollars.
We determined the Median Employee by:
(i)
calculating the annual total cash compensation described above for each employee;

(ii)
ranking the annual total cash compensation of all employees except for the CEO, from lowest to highest; and

(iii)
identifying the employee with the median total cash compensation (who we refer to as the “Median Employee”).

Once the Median Employee was determined, that employee’s annual total compensation was calculated in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”
The annual total compensation for fiscal year 2024 for our CEO was $14,752,377 and for the Median Employee was $99,474. The resulting ratio of our CEO’s annual total compensation, calculated as described above, to the annual total compensation of our Median Employee for fiscal year 2024 is 148 to 1.

80	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. The majority of target compensation opportunity is performance- and/or stock-based, and our compensation programs are focused on objective corporate performance measures and individual performance.
In accordance with SEC rules, we are providing certain disclosure regarding executive compensation for our CEO and our non-CEO NEOs and corporate performance for the fiscal years listed below. The SEC-defined “Compensation Actually Paid” (“CAP”) data in the table below does not reflect amounts actually realized by our NEOs. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute performance metrics and all our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
Pay Versus Performance Table
			Average SCT total for Non-CEO NEOs(2) ($)	Average comp. actually paid to Non-CEO NEOs(2)(5) ($)	Value of initial fixed $100 investment based on:
Year	SCT total for CEO(1) ($)	Comp. actually paid to CEO(1)(5) ($)			Company TSR(3) ($)	Peer Group TSR(3) ($)	Net Income ($ Millions)	Adjusted EBITDA(4) ($ Millions)
2024	$14,752,377	$(10,555,446)	$3,655,290	$(1,644,059)	$306.38	$351.30	$384	$1,366
2023	$16,733,927	$56,705,104	$5,429,691	$13,068,626	$436.12	$309.51	$895	$2,139
2022	$18,988,369	$22,645,854	$5,394,613	$6,035,332	$222.98	$183.39	$2,524	$4,233
2021	$18,824,816	$28,900,039	$6,093,786	$7,499,218	$210.31	$126.16	$4,174	$5,592
2020	$8,583,443	$17,122,835	$2,669,859	$4,017,986	$147.63	$122.40	$(1,165)	$(162)

(1)
CEO. Mr. Burritt was the Chief Executive Officer (CEO) of the Corporation for all years shown.

(2)
Non-CEO NEOs. The non-CEO NEOs of the Corporation for each year are as follows: for 2024 and 2023, Messrs. Bruno, Buckiso and Holloway and Ms. Graziano; for 2022, Messrs. Bruno, Buckiso and Holloway and Mses. Christie Breves and Graziano; for 2021, Messrs. Bruno, Holloway and Kenneth Jaycox and Ms. Breves; and for 2020, Messrs. Bruno, Buckiso, Holloway and Ms. Breves.

(3)
Total Shareholder Return (TSR). For purposes of this disclosure, the peer group Total Shareholder Return reflects the S&P 600 Steel Index. Dollar values assume an initial $100 investment for the cumulative period from December 31, 2019 through December 31, 2024, for the Corporation and the S&P 600 Steel Index, respectively, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

(4)
Company Selected Financial Performance Measure. The Corporation selected Adjusted EBITDA as the “most important” financial performance measure used to link performance to Compensation Actually Paid (CAP) to our CEO and other NEOs in fiscal year 2024, in accordance with Item 402(v) of Regulation S-K. Adjusted EBITDA is a non-GAAP measure. See the reconciliation to the corresponding GAAP measure set forth in Appendix A. This financial performance measure may not have been the most important financial performance measure for fiscal years 2023, 2022, 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

(5)
Compensation Actually Paid (CAP). The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K. These amounts reflect total compensation as set forth in the Summary Compensation Table (SCT) with the following deductions (grant date fair value of all equity awards granted in the fiscal year and the change in pension value) and additions (the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends; plus pension service costs):

SCT TOTAL TO CAP RECONCILIATION:
	SCT Total	Deductions from SCT Total(a)	Additions to SCT Total(b)	CAP
CEO	$14,752,377	$(10,499,942)	$(14,807,881)	$(10,555,446)
Average non-CEO NEO	$3,655,290	$(1,942,343)	$(3,357,006)	$(1,644,059)

(a)
Deductions from SCT Total. Represents the grant date fair value of equity-based awards granted in 2024, as disclosed in the Summary Compensation Table.

(b)
Additions to SCT Total. Reflects the value of equity calculated in accordance with the SEC rule for determining CAP for 2024. The equity component of CAP for 2024 is further detailed in the tables below.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	81

PAY VERSUS PERFORMANCE
CEO Equity Component of CAP for FY 2024:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2024(i)	Change in Value of Prior Years’ Awards Unvested on 12/31/2024	Change in Value of Prior Years’ Awards that Vested in 2024	Equity Value Included in CAP(ii)
Stock Options	—	$(800,280)	$32,490	$(767,790)
RSUs	$4,654,737	$(2,122,699)	$(59,506)	$2,472,532
TSR Performance Awards	—	$(5,805,580)	$(104,536)	$(5,910,116)
ROCE Performance Awards	$1,711,481	$(12,277,691)	$(36,297)	$(10,602,507)
Total	$6,366,218	$(21,006,250)	$(167,849)	$(14,807,881)
Average Non-CEO NEO Equity Component of CAP for FY 2024:
Equity Type	Fair Value of Awards Granted in Current Year at 12/31/2024(i)	Change in Value of Prior Years’ Awards Unvested on 12/31/2024	Change in Value of Prior Years’ Awards that Vested in 2024	Equity Value Included in CAP(ii)
Stock Options	—	—	—	—
RSUs	$924,794	$(540,845)	$(11,823)	$372,126
TSR Performance Awards	—	$(910,113)	$(13,833)	$(923,946)
ROCE Performance Awards	$251,695	$(3,081,614)	$(4,804)	$(2,834,723)
Total	$1,176,489	$(4,532,572)	$(30,460)	$(3,386,543)

(i)
Fair Value Calculations. The fair value calculation used for each type of equity award is as follows:

−
RSUs: Calculated using the average high/low closing stock price on December 31, 2024.

−
ROCE Performance Awards: Calculated using the average high/low closing stock price on December 31, 2024 and assuming company projected performance payouts for each incomplete performance period and company actual performance payouts for each completed performance period for 2024.

(ii)
Equity Value Included in CAP. Represents the aggregate of the following components: the fair value as of the end of the fiscal year of awards granted in that year; the change in fair value during the year of equity awards granted in prior years that remained unvested at the end of the year; the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year; plus accrued cash dividends. Performance awards include Total Shareholder Return (TSR) and Return On Capital Employed (ROCE).

The following chart shows the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, our net income, our adjusted EBITDA, and our cumulative TSR over the five-year period from 2020 through 2024.
CEO & AVERAGE NEO COMPENSATION ACTUALLY PAID VS. COMPANY TSR, NET INCOME, AND ADJ. EBITDA 2020-2024

82	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE
The following chart compares our cumulative TSR over the five-year period from 2020 through 2024 to that of the S&P 600 Steel Index.
TOTAL SHAREHOLDER RETURN (TSR): U. S. STEEL VS. S&P 600 STEEL INDEX, 2020-2024
Below are the financial performance measures that the Corporation considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs in fiscal 2024 to the Corporation’s performance. The measures in this table are not ranked.
Four Most Important Company Performance Measures for Determining NEO Compensation
Adjusted EBITDA	Relative TSR
Cash Conversion Cycle	ROCE
UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	83

Proposal 3:
Ratification of the
Appointment of
PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm
INFORMATION ABOUT THIS PROPOSAL Stockholders are being asked to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for 2025.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PwC as the independent registered public accounting firm using the WHITE proxy card.

Under the authority provided by its charter, the Audit Committee has appointed PwC as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee seeks stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of our financial controls and reporting.
If the appointment of PwC is not ratified by the stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm, but may still decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of U. S. Steel and our stockholders. PwC has served as the independent auditor of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners, including the lead engagement partner, and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area.
The Audit Committee annually requests PwC to prepare a self-assessment. Additionally, for the work performed on the 2024 audit, the Audit Committee discussed and evaluated PwC’s performance and also reviewed an evaluation by U. S. Steel’s management. This best practice assists the Audit Committee in its oversight role and annual evaluation of PwC to assess the quality of the audit and to recommend the retention of PwC. Based on this assessment, we believe the quality of PwC’s services, communication and interaction with the Audit Committee is of a high standard.
We expect representatives of PwC to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
In 2024, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2024, and audits of certain subsidiaries and

84	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 3: AUDIT FEES
certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.
AUDIT FEES
The following table shows the fees paid to PwC for professional services for 2023 and 2024:
	(Dollars in millions)
	2023	2024
Audit(1)	$4.5	$4.3
Audit-Related(2)	$0.5	$0.4
Tax(3)	$0.4	$0.3
All Other	$0.0	$0.0
Total	$5.4	$5.0

(1)
Audit fees were for: the audit of U. S. Steel’s annual financial statements; the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act; audits of certain subsidiaries, statutory and regulatory audits; the issuance of comfort letters, and consents and the review of SEC regulatory filings.

(2)
Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies.

(3)
Tax-related fees were for tax compliance services.

Pre-Approval Policy
The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms, as well as all non-audit engagements with PwC. The Audit Committee has delegated to its committee chair the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2023 and 2024, all audit and non-audit services were pre-approved by the Audit Committee in accordance with this pre-approval policy.
AUDIT COMMITTEE REPORT
Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2024 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Auditing Standards No. 1301 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2024, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2024. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence.
Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Murry S. Gerber, Committee Chair
Tracy A. Atkinson
Andrea J. Ayers
Michael H. McGarry
Patricia A. Tracey

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	85

Proposal 4:
Approval of Amended and
Restated 2016 Omnibus
Incentive Compensation
Plan

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan, which would:
–
authorize the issuance of an additional 9.73 million shares for the grant of awards under the amended plan, and

–
permit grants to be made for ten (10) years from the date of stockholder approval.

The Board recommends a vote FOR the Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan using the WHITE proxy card.

The United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”) was initially adopted by our Board of Directors on February 22, 2016, and approved by the stockholders on April 26, 2016. The 2016 Plan was last amended on April 27, 2021, to increase the number of shares authorized for issuance and to make certain other changes. No awards may be granted under the 2016 Plan after April 26, 2026.
On February 27, 2025, our Board of Directors, upon recommendation of the Compensation & Organization Committee (the “Compensation Committee”), approved and adopted an amendment and restatement of the 2016 Plan (the “Amended and Restated Plan” or the “Plan”), subject to approval by our stockholders at the Annual Meeting. The Amended and Restated Plan authorizes the issuance of an additional 9,730,000 shares of common stock under the Plan and permits grants to be made for ten (10) years from the date of stockholder approval. In all other respects, the terms of the Amended and Restated Plan are the same as the 2016 Plan.
WHY YOU SHOULD VOTE FOR THIS PROPOSAL
The purpose of the Amended and Restated Plan is to attract, retain and motivate employees and non-employee directors of outstanding ability, to align their interests with those of U. S. Steel’s stockholders, and to enable us to remain competitive with our peers. Having an adequate number of shares available for issuance under the Plan, and extending the time period over which we can grant awards to eligible participants, are necessary to fulfill these purposes.
If approved by the stockholders, the Amended and Restated Plan would authorize an additional 9,730,000 shares of common stock for issuance. The Compensation Committee expects that, with the shares currently available under the Plan, this would be sufficient for approximately three years based on our current equity award grant practices.
What happens if stockholders do not approve the Amended and Restated Plan?
If the Amended and Restated Plan is not approved by our stockholders, we will continue to grant equity awards under the current terms of the 2016 Plan until all shares remaining available for issuance are exhausted or, if earlier, the end of the term

86	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 4: BACKGROUND ON THE PLAN
of the 2016 Plan, which is April 26, 2026. Approximately 2,142,660 shares remained available under the 2016 Plan as of March 3, 2025 . The Board believes that, if the Amended and Restated Plan is not approved, the current shares available under the 2016 Plan would be insufficient to align the interests of key individuals with our stockholders through equity-based compensation and accordingly, such a shortage would compromise and disrupt our compensation program as well as impair our ability to obtain, reward and retain key personnel, or require us to shift our compensation plan to include more cash compensation. Failure of our stockholders to approve the Amended and Restated Plan will not affect the rights of existing award holders under the 2016 Plan or under the terms of any awards previously granted under the 2016 Plan.
No changes have been made to the Plan since the last amendment and restatement of the Plan was approved by the stockholders in 2021.
BACKGROUND ON THE PLAN
Highlights of the Plan

–
No repricing of stock options or stock appreciation rights without stockholder approval

–
Dividends and dividend equivalents may not be paid on options, appreciation rights, unvested full-value shares and, with respect to performance awards, before the performance goals are achieved and the performance awards are earned

–
Minimum vesting period of 12 months, except in the event of acceleration due to death, disability, retirement, termination of employment without cause or a change in control

–
Minimum 30% change in control trigger

–
Consummation of transaction required for change in control

–
“Double trigger” vesting of awards upon a change in control

–
No liberal share recycling

–
Recoupment policy of incentive awards

The Corporation currently maintains the 2016 Plan, as amended and restated in 2021. This plan, as adopted by the Board and approved by our stockholders, replaced the prior 2005 Stock Incentive Plan (the “2005 Plan”), under which awards are no longer issued.
The 2016 Plan initially authorized the issuance of 7,200,000 shares of common stock for equity awards granted after the date of the 2016 Annual Meeting. Since then, stockholders have approved several Plan amendments increasing the number of shares available for issuance: 6,300,000 additional shares in 2017; 4,700,000 additional shares in 2020; and 14,500,000 additional shares in 2021, for a total of 32,700,000 shares. No awards may be granted under the 2016 Plan after April 26, 2026.
In determining the number of additional shares of common stock to be requested under the Amended and Restated Plan, the Compensation Committee considered the goals of our long-term incentive program and the potential dilution that awarding the requested shares may have on existing stockholders. An independent compensation advisor assisted the Compensation Committee in determining the appropriate number of shares to be requested. The advisor examined a number of factors, including the Corporation’s burn rate and an overhang analysis, taking into account equity awards made under the 2016 Plan.
Burn Rate
The burn rate measures how quickly shares available under the Plan are being used. We calculate it as follows: total equity awards granted by the Corporation in a given year, divided by the weighted average common stock outstanding in that year. As shown in the table below, the three-year average burn rate for the 2016 Plan is 0.82%, which is generally in line with many institutional expectations and certain proxy advisory firms.
Fiscal Year	Options Granted	RSUs Granted	Performance Awards Granted(1)	Total Granted	Weighted Average Common Stock Outstanding	Burn Rate
2022	0	1,249,830	729,341	1,979,171	246,986,000	0.80%
2023	0	2,216,020	542,140	2,668,160	224,761,000	1.19%
2024	0	801,540	230,350	1,031,890	224,817,000	0.46%
Three-Year Average						0.82%

(1)
Performance Awards. In 2022, 2023 and 2024, the performance awards earned a total of 951,386 shares, 1,086,461 shares and 596,992 shares, respectively.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	87

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
Overhang
Overhang is an additional metric used to measure the cumulative dilutive impact of an equity program. We calculate overhang by the following formula:

where:
A is the number of outstanding stock options and outstanding full value awards;
B is the number of shares available for future grant under the plan; and
C is the total outstanding shares of common stock.

As of December 31, 2024, the Corporation had 588,273 outstanding stock options with a weighted average remaining term of 2.11 years, and a weighted average exercise price of  $28.60. As of that date, the Corporation had 4,646,975 outstanding full value awards, 4,084,130 shares available for future grant under the 2016 Plan, and 225,180,211 outstanding shares of common stock. This results in an overhang of 4%.
Because this proposal does not contemplate the amount or timing of specific equity awards in the future, and because the rates at which we have historically granted awards could change in the future, we cannot calculate with certainty the number of years for which awards will be available and the amount of dilution that may ultimately result. However, the current rationale and practices of the Compensation Committee with respect to equity awards are described in the “Long-Term Incentive Program” section and elsewhere in the Compensation Discussion and Analysis section of this proxy statement.
SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
The following is a summary of the main features of the Amended and Restated Plan. This summary is qualified in its entirety by the specific terms of the amended Plan, which is attached as Appendix C.
Purpose
The purpose of the Plan is to attract, retain and motivate employees and non-employee directors of outstanding ability and to align their interests with those of the Corporation’s stockholders.
Eligibility
Awards under the Plan may be granted to employees, non-employee directors and other service providers of U. S. Steel, or of our subsidiaries or affiliates. As of December 31, 2024, approximately 383 employees and 12 non-employee directors were eligible to receive awards under the Plan. Although other service providers are technically eligible under the Plan, the Compensation Committee generally does not treat them as eligible, has not granted awards to such service providers in the past, and does not presently intend to do so.
Shares Authorized for Issuance
The maximum number of shares of U. S. Steel common stock which may be issued under the 2016 Plan, as amended and restated in 2021, is 32,700,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. If approved by the stockholders, the Amended and Restated Plan would increase the maximum number of shares that may be issued under the Amended and Restated Plan to 42,430,000 shares, subject to proportionate adjustment in the event of stock splits and similar events.
For purposes of measuring the number of shares issued under the Plan, each stock option or appreciation right will reduce the number of shares available under the Plan by one share, except to the extent the award is settled in cash. All other awards, unless settled in cash, reduce the number of shares available under the Plan by 1.78 shares for each such share to which the award relates. Shares delivered in payment of the exercise price of an award or to satisfy withholding obligations, or which are repurchased through the use of option proceeds are counted against the number of shares granted, and are not again available for awards under the Plan. All shares covered by an appreciation right that is exercised and settled in shares are also counted against the number of shares granted.
If the number of shares to which an award granted under the 2016 Plan relates can be determined at the time of grant, that number is counted against the number of shares then available for issuance. If the number of shares cannot be determined at the time of grant, then the number of shares actually distributed pursuant to the award is counted against the number of available shares at the time of distribution. If, and to the extent, any award granted under the 2016 Plan or the Amended and

88	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
Restated Plan is forfeited or otherwise terminates without the issuance of shares, or is paid out in the form of cash, cash equivalents or any property other than shares, then any remaining shares relating to that award become available for issuance under the 2016 Plan or the Amended and Restated Plan, as applicable. There are no outstanding awards remaining under the 2005 Plan with shares that could again become available for issuance under the Amended and Restated Plan.
If shares are used to pay the exercise price of an award (whether the shares are delivered by the participant or withheld from the shares issuable upon exercise) or to satisfy a tax withholding obligation, or if shares are repurchased by the Corporation with option proceeds, then the number of shares so delivered, withheld or repurchased are not made available for future awards under the Plan.
Shares distributed pursuant to an award may be, in whole or part, authorized and unissued shares or treasury shares. No awards may be granted under the Amended and Restated Plan after [XX], 2035.
Administration
The Plan is currently administered (except in the case of awards to non-employee directors) by the Compensation Committee. As required by the Plan, each member of the Compensation Committee qualifies as a “non employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “independent” director under the rules of the New York Stock Exchange. In the case of awards to non-employee directors, the 2016 Plan is administered by the full Board.
The Compensation Committee has full and final authority to interpret and administer the Plan and to determine the persons who receive awards, the types of awards, the number of shares covered by each award, and to what extent and in what circumstances an award may be settled in cash, shares, other awards or property or accelerated, vested, canceled, forfeited, exchanged or surrendered. All decisions made by the Compensation Committee under the terms of the Plan are final, conclusive and binding on all persons, including the Corporation, its subsidiaries and participants.
The Compensation Committee may delegate to one or more officers, managers and/or agents of the Corporation the authority to perform administrative and other functions under the Plan. The Compensation Committee may also delegate to one or more officers of the Corporation the authority to grant awards to participants who are not directors or officers (as defined under Section 16 of the Exchange Act), subject to limitations established by the Compensation Committee and applicable law.
Types of Awards
The types of awards that may be granted under the Plan include but are not limited to: (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance awards and (5) other stock-based awards, including appreciation rights. Each of these is described below.
Stock Options. The Plan provides for the grant of non-statutory stock options. The option price for each stock option may not be less than 100% of the fair market value of the Corporation’s common stock on the date of grant. Fair market value, for purposes of the Plan, is generally the average of the publicly reported high and low sale prices per share of the Corporation’s common stock on the date of grant.
A stock option may be subject to restrictions and other terms and conditions, as determined by the Compensation Committee. All options have a term of ten years from the date of grant. The option price for each stock option will be payable upon exercise in cash, or by another method authorized by the Compensation Committee, including by delivery or withholding of U. S. Steel common stock issued pursuant to such option price for the shares being purchased.
Restricted Stock. Shares of the Corporation’s common stock may be issued subject to such restrictions and conditions as the Compensation Committee may specify, including but not limited to service requirements and performance goals (see “Performance Awards” below). From the date a restricted stock award is effective, the awardee will be a stockholder with respect to the award and will have all the rights of a stockholder with respect to such shares, subject only to the restrictions imposed by the Compensation Committee, including limitations on the right to vote restricted stock. Dividends and dividend equivalents may accrue on restricted stock but may not be paid before satisfaction of the restrictions.
Restricted Stock Units. Restricted stock units provide for the issuance of the Corporation’s common stock subject to such restrictions and conditions, including but not limited to service requirements and performance goals (see “Performance Awards” below), as the Compensation Committee may impose. The awardee will not be a stockholder with respect to the restricted stock units and will not have the rights of a stockholder with respect to such units until the shares are issued upon the vesting of the award. The Committee may determine to pay dividend equivalents relative to the shares that ultimately vest.
Performance Awards. Performance awards are based on the achievement of one or more performance goals during a specified performance period, as established by the Compensation Committee at the time of the award.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	89

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
These awards may be designated as performance shares or performance cash awards.
–
Performance shares are denominated in shares of common stock and may be paid in shares or cash.

–
Performance cash awards are denominated in dollars, have an initial value that is established by the Compensation Committee at the time of grant, and may be paid in cash or shares.

Performance Goals
The Compensation Committee will determine and set the performance goals applicable to the award, the performance period during which the achievement of the goals will be measured, the amount that may be earned by the participant based on the achievement of the goals, and any other terms and conditions applicable to the award. The Compensation Committee may retain the discretion to reduce (but not to increase) the amount of a performance share award which will be earned based on the achievement of performance goals. Dividends and dividend equivalents may accrue, but may not be paid with respect to performance awards before the performance goals are achieved and the performance awards are earned.
Performance goals may be based on one or more of the following objective performance measures listed below and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis.

–
safety performance

–
stock price

–
capital expenditures

–
earnings per share

–
earnings per share growth

–
return on capital employed

–
return on invested capita

–
return on capital

–
costs

–
net income

–
net income growth

–
operating margin

–
revenues

–
revenue growth

–
revenue from operations

–
net sales

–
expenses

–
income from operations as a percent of capital employed

–
income from operations

–
income from operations per ton shipped

–
tons shipped

–
cash flow

–
market share

–
return on equity

–
return on assets

–
earnings (including EBITDA and EBIT)

–
operating cash flow

–
operating cash flow as a percent of capital employed

–
economic value added

–
gross margin

–
total stockholder return

–
stockholder equity

–
debt

–
debt to stockholder equity

–
debt to earnings (including EBITDA and EBIT)

–
interest expense and/or other fixed charges

–
earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges

–
environmental emissions improvement

–
workforce diversity

–
number of accounts

–
workers’ compensation claims

–
budgeted amounts

–
cost per hire

–
turnover rate

–
training costs and expenses

Performance goals based on these performance measures may be based upon:
–
the performance of the participant, the Corporation, a subsidiary or subsidiaries, affiliate or affiliates, any branch, department, business unit or other portion thereof under such measure for the performance period; and/or

–
a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Compensation Committee at the time of making a performance award.

The Compensation Committee may in its discretion also determine to use other objective performance measures as performance goals. The Compensation Committee determines and certifies whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.
Other Stock-Based Awards. The Compensation Committee may grant to eligible employees, in lieu of salary or cash bonus, other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, U. S. Steel common stock, including, without limitation, purchase rights, appreciation rights, shares of common stock awarded without restrictions or conditions, subject to the limitations of the Plan, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock, as the Compensation Committee in its discretion may determine.
The Compensation Committee may, in its discretion, also use other stock-based awards in connection with, or to satisfy obligations of the Corporation or a subsidiary or an affiliate under, other compensation or incentive plans, programs or arrangements of the Corporation or any subsidiary or affiliate for eligible participants, including the Deferred Compensation

90	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
Program for Non-Employee Directors and the Non-Employee Director Stock Program. The Compensation Committee will determine the terms and conditions of other stock-based awards. Appreciation rights may not be granted at a price less than the fair market value of the underlying shares on the date of grant.
Award Limits
Awards may not be granted to a participant in any calendar year in excess of the following aggregate limits, subject to the limits described below:
–
For stock options and appreciation rights, 1,000,000 shares (this limit applies separately to each type of award).

–
For restricted stock and restricted stock units subject to performance goals, 1,000,000 shares (this limit applies separately to each type of award).

–
For performance shares, 1,000,000 shares (or the cash value thereof).

–
For performance cash awards, $20,000,000 in value.

The aggregate grant date fair value of awards that may be granted to any individual non-employee director in any single calendar year shall not exceed $500,000. This limit does not apply to any awards made at the election of a non-employee director in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments. In the event a dividend or other distribution is declared on the Corporation’s stock, or if the outstanding stock is changed into or exchangeable for a different number or kind of stock or securities of the Corporation or another corporation, the award limitations above, and any shares remaining in the Plan that are not subject to outstanding awards, shall be adjusted in an equitable manner as determined by the Compensation Committee.
Vesting
Awards granted under the Plan will vest based upon employment or service for a period of at least twelve (12) months from the date on which the award is granted, with no acceleration of vesting to result in vesting in full in a shorter period, except that the Compensation Committee has discretion to provide for accelerated vesting or exercisability in connection with death, disability, retirement, involuntary termination of employment or service without cause or a change in control. Up to five percent of the aggregate number of shares authorized for issuance under the Plan may be issued pursuant to awards that do not satisfy these vesting restrictions.
Repricing and Reload Options Prohibited
The Compensation Committee may not, without stockholder approval:
–
amend or modify the terms of any outstanding option or appreciation right to reduce the exercise price; or

–
cancel, exchange, or permit or accept the surrender of, any outstanding option or appreciation right in exchange for an option or appreciation right with an exercise price that is less than the exercise price of the original option or appreciation right, or an award, cash or other securities for purposes of repricing the option or appreciation right.

No option may be granted to any individual on account of the use of shares to exercise a prior option.
Change in Control
Unless otherwise determined by the Compensation Committee, if a change in control occurs and within two years thereafter a participant’s employment is terminated either:
–
involuntarily for any reason other than cause; or

–
voluntarily for good reason, in the case of a member of executive management;

then all outstanding stock options, and other awards will become fully exercisable and remain exercisable until the expiration date of the award.
Also, all restrictions or limitations, including risks of forfeiture and deferrals, on awards subject to restrictions or limitations under the Plan will lapse.
All performance goals applicable to performance awards will be measured over the shortened performance period ending on the date of the change in control. Unless otherwise determined by the Compensation Committee at the time of grant, scheduled vesting dates for performance based awards are not affected by a change in control, and all awards remain payable on the dates provided in the underlying award agreements and the Plan.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	91

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
Executive Officer Recoupment (Clawback) Policy
The Compensation Committee may determine that an award may be forfeited and/or any value received from the award is subject to recovery under any law, government regulation, stock exchange listing requirement or any policy adopted by the Corporation. On July 25, 2023, the Board revised the Corporation’s Clawback Policy to bring the Corporation’s executive compensation recoupment arrangements into compliance with the NYSE’s clawback requirements. The policy provides for mandatory recoupment of erroneously awarded incentive compensation in the event that the Corporation is required to prepare an accounting restatement due to (i) its material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or (ii) an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
The amount of compensation subject to recovery pursuant to mandatory recoupment is the excess of incentive-based compensation actually paid during the period over the amount that would have been received had the financial statements been correct in the first instance. The Clawback Policy also retains the existing optional procedures to recover payment of any compensation (cash or equity) if an executive (i) engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of the Corporation’s publicly filed financial results, or (ii) knowingly, intentionally, or recklessly engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the executive officer knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or the Code of Ethical Business Conduct that caused significant financial or reputational harm to the Corporation. The Board has wide discretion in determining the amount to be recouped pursuant to the optional recoupment provisions.
No Material Changes to Plan Without Stockholder Approval
The Board may amend, alter, suspend, discontinue or terminate the Plan at any time without stockholder approval, except to the extent that stockholder approval is required by law or stock exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the Plan or modifies the requirements for participation in the Plan, or if the Board determines that stockholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Plan or any award may materially and adversely affect the rights of such participant under any previously granted award.
Plan Benefits
The following table sets forth information on all stock options, restricted stock units, and performance awards granted under the 2016 Plan and includes awards subsequently forfeited, if any, as of February 25, 2025. The closing price of the Corporation’s common stock on February 25, 2025 was $38.11 per share.
Name	Stock Options Granted	Restricted Stock Units Granted(1)	Performance Awards Granted(2)	Total Granted
Burritt	316,300	1,407,280	1,963,413	3,686,993
Graziano	—	187,070	353,420	540,490
Buckiso	16,280	226,030	443,478	685,788
Bruno	16,280	242,945	443,478	702,703
Holloway	—	227,820	443,478	671,298
Executive Officers (excluding NEOs) (2 People)	850	226,700	173,234	400,784
Non-Employee Directors	—	746,789	—	746,789
All Employees (excluding Executive Officers)	1,802,280	10,359,603	2,481,056	14,642,939

(1)
Restricted Stock Units. Includes all restricted stock units and deferred stock units granted under the 2016 Plan.

(2)
Performance Awards. Includes all earned performance awards and the maximum number of shares potentially issuable under unearned performance awards, in each case, granted under the 2016 Plan.

92	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
New Plan Benefits
No awards made under the Amended and Restated Plan prior to the date of the Annual Meeting were granted subject to shareholder approval of this Proposal 4. Future awards under the Amended and Restated Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Corporation, divisional, and individual performance. Accordingly, it is not possible to determine the future benefits that would be received under the Amended and Restated Plan, other than with respect to the Common Stock Units received by our non-employee directors pursuant to our mandatory Deferred Compensation Program for non-employee directors. See “Director Compensation” in this Proxy Statement.
Federal Income Tax Consequences
The following is a brief summary of the federal income tax consequences of the grant and exercise of awards under present law. It should not be taken as tax advice by Plan participants, who are urged to consult their individual tax advisors.
Nonqualified Stock Options. A participant who is awarded a nonqualified stock option will not recognize any taxable income for federal income tax purposes upon receipt of the award. Upon exercise of the option, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price generally will be taxable to the participant as ordinary income. If the option price of a nonqualified stock option is paid in whole or in part with shares of the Corporation’s common stock, then no income, gain or loss will be recognized by the participant on the receipt of shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the option, less the amount of cash, if any, paid upon exercise generally will be taxable as ordinary income.
Restricted Stock. A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided the shares are subject to restrictions on transfer and a substantial risk of forfeiture. However, a participant may elect under Section 83(b) of the Code to recognize ordinary income on the date of grant equal to the excess (if any) of the then-fair market value of the shares determined without regard to the restrictions over the amount, if any, paid for the shares. If the participant does not make a Section 83(b) election, in the year in which the shares first become transferable or are no longer subject to a substantial risk of forfeiture, then the participant will recognize ordinary income equal to the excess, if any, of the then-fair market value of the shares over the amount, if any, paid for the shares.
Restricted Stock Units and Performance Awards. A participant who is awarded restricted stock units, performance shares or performance cash awards will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any shares of common stock or cash received pursuant to the award generally will be taxable as ordinary income in the year in which the participant receives such shares of common stock or cash.
Appreciation Rights. A participant will not recognize any taxable income for federal income tax purposes upon receipt of appreciation rights. The value of any common stock or cash received in payment of appreciation rights generally will be taxed as ordinary income in the year in which the participant receives the common stock or cash.
Other Tax Matters. The lapse of vesting or other restrictions on a stock option or appreciation right, restricted stock and restricted stock units, or the deemed achievement or fulfillment of performance goals for awards, in connection with the occurrence of a change in control, in certain circumstances, may result in a 20% federal excise tax (in addition to federal income tax) to the participant.
Equity Compensation Plan Information
Plan Category	(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(2) Weighted-average exercise price of outstanding options, warrants and rights	(3) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in Column (1) (b)
Equity compensation plans approved by security holders(a)	7,872,563	$28.60	4,084,130
Equity compensation plans not approved by security holders(c)	—	(one for one)	—
Total	7,872,563	—	4,084,130

(a)
The numbers in columns (1) and (2) of this row contemplate all shares that could potentially be issued as a result of outstanding grants under the 2005 Stock Incentive Plan and the 2016 Omnibus Incentive Compensation Plan, as amended and restated as of December 31, 2024. (For more information, see Note 15 to the Consolidated Financial Statements included in our Annual report on Form 10-K for the year ended December 31, 2024). Column (1) includes (i) 751,863 shares of common stock that could be issued for the Common Stock Units outstanding under the Deferred Compensation Program for Non-Employee Directors and (ii) 3,770,904 shares that could be issued for the 1,885,452 performance awards outstanding under the Long-Term Incentive Compensation Program (a program under the 2016 Omnibus Incentive Compensation Plan, as amended and restated). The weighted-average exercise price in column (2) does not reflect the Common Stock Units since the weighted average exercise price for Common Stock Units is one for one; that is, one share of common stock will

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	93

Proposal 4: SUMMARY OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
be given in exchange for each unit of such phantom stock accumulated through the date of the director’s retirement. Also, the calculation in column (2) does not include the performance awards since the shares issued for performance awards can range from zero for one to two for one; that is, performance awards may result in up to 3,770,904 of common stock being issued (two for one), or some lesser number of shares (including zero shares of common stock issued), depending upon the Corporation’s common stock performance versus that of a peer group of companies or the Corporation’s return on capital employed performance over a performance period.
(b)
Represents shares available under the 2016 Omnibus Incentive Compensation Plan, as amended and restated.

(c)
At December 31, 2024, U. S. Steel had no securities remaining for future issuance under equity compensation plans that had not been approved by security holders. Column (1) represents Common Stock Units that were issued pursuant to the Deferred Compensation Plan for Non-Employee Directors prior to its being amended to make it a program under the 2005 Stock Incentive Plan and 2016 Omnibus Incentive Compensation Plan, as amended and restated. The weighted average exercise price for Common Stock Units in column (2) is one for one; that is, one share of common stock will be given in exchange for each unit of phantom stock upon the director’s retirement from the Board of Directors. All future grants under this amended plan/program will count as shares issued under the 2016 Omnibus Incentive Compensation Plan, as amended and restated, a stockholder approved plan.

94	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Proposal 5:
Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Provide for Limited Officer Exculpation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation to provide for limited officer exculpation as permitted by General Corporation Law of the State of Delaware.

The Board of Directors recommends a vote FOR approval of the Proposed Charter Amendment using the WHITE proxy card.

We are seeking stockholder approval for an amendment to the Eleventh Article of our Amended and Restated Certificate of Incorporation to provide exculpation from liability for our officers from certain claims of breach of the fiduciary duty of care, similar to protections currently available to directors of U. S. Steel (the “Proposed Charter Amendment”). A copy of the Proposed Charter Amendment, marked with strike-outs to show the deletions and underlined text to show additions, is included in Appendix D to this proxy statement.
As part of the Board’s ongoing evaluation of our corporate governance structures and practices, the Board considered the benefits and detriments of the Proposed Charter Amendment. We believe that U. S. Steel and its stockholders will benefit from limiting officer liability and have included a summary below of the principal factors the Board considered in electing to pursue the Proposed Charter Amendment.
WHY YOU SHOULD VOTE FOR THIS PROPOSAL
The proposed amendment to our certificate of incorporation will align the protections available to our officers with those available to our directors and will decrease the potential for U. S. Steel to incur litigation costs and higher insurance premiums.
Background
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) was amended to authorize exculpation of officers of Delaware corporations in certain actions to the same extent as directors, except that exculpation of officers is not permitted for any action by or in the right of the corporation, including in the case of derivative claims. For more than 35 years, Delaware law has permitted corporations to exculpate directors from personal liability for monetary damages associated with certain breaches of the duty of care. Until now, that protection did not extend to a Delaware corporation’s officers. To address inconsistent treatment between officers and directors, as well as rising litigation and insurance costs, this change to Delaware law extends the opportunity for Delaware corporations to exculpate certain of their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	95

Proposal 5: VOTE REQUIRED FOR APPROVAL
As permitted by Section 102(b)(7), the Proposed Charter Amendment would exculpate certain of our officers, in addition to our directors, for personal liability for breach of the duty of care in certain actions to the fullest extent permitted by the DGCL. Like the provision limiting the liability of our directors, the Proposed Charter Amendment would not permit the limitation of liability of our officers for:
–
any breach of the duty of loyalty to the Company or its stockholders;

–
acts or omissions not in good faith, or involving intentional misconduct or a knowing violation of law; or

–
any transaction from which the officer derived an improper personal benefit.

In addition, consistent with Section 102(b)(7), the Proposed Charter Amendment would not permit the limitation of liability of our officers in any derivative action.
Benefits of the Proposed Amendment
Recruiting and retention. The Board believes it is necessary to protect officers of U. S. Steel to the fullest extent permitted by law so we can continue to attract and retain the most qualified individuals for officer roles. The Board believes that failing to adopt the Proposed Charter Amendment could impact our recruitment and retention of quality officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceed the benefits of serving as an officer of U. S. Steel.
Executive decision making. Further, adopting the Proposed Charter Amendment would enable our officers to exercise their business judgment in furtherance of our stockholders’ interests without the potential distraction of risking personal liability. An officer’s role often requires making decisions on crucial matters and responding to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability based on hindsight and regardless of the merit of these decisions, especially in the current litigious environment. The Board believes the Proposed Charter Amendment would protect our officers from being second-guessed while preserving liability where an officer is disloyal or acts in bad faith.
Decreased litigation potential. Prior to the amendment of Section 102(b)(7), Delaware corporations could exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to officers. Consequently, plaintiffs have employed the tactic of bringing certain claims against officers that would otherwise be dismissed if brought against exculpated directors, leading to increasingly aggressive tactics by the plaintiffs’ bar to create settlement value. The Proposed Charter Amendment would align the protections available to our officers with those available to our directors and potentially decrease future litigation and insurance costs.
Taking into account the narrow class of claims for which officers would be exculpated from liability, and the benefits the Board believes would accrue to U. S. Steel and its stockholders in the form of an enhanced ability to attract and retain quality officers and the potential to address rising litigation and insurance costs, our Board unanimously determined that the proposal to extend exculpation to officers is in the best interests of U. S. Steel and its stockholders. Therefore, our Board unanimously approved, subject to stockholder approval, the Proposed Charter Amendment .
VOTE REQUIRED FOR APPROVAL
Approval of the Proposed Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “against” the Proposed Charter Amendment.
If our stockholders approve the Proposed Charter Amendment, we will file a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State as soon as reasonably practicable after the Annual Meeting incorporating the Proposed Charter Amendment. The Second Amended and Restated Certificate of Incorporation will become effective upon filing with the Delaware Secretary of State.

96	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of March 3, 2025, the record date, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. None of the individuals included in the table below beneficially own in excess of 1% of the outstanding shares of our common stock.
Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	37,447
Includes 30,480 Deferred Stock Units (“DSUs”) granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board. and 4,498 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.

Andrea J. Ayers	26,712	Includes 24,711 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
James E. Bruno	106,052	Includes 5,460 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. Does not include 67,940 unvested RSUs.
Scott D. Buckiso	172,499	Includes 16,280 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. Does not include 67,940 unvested RSUs.
David B. Burritt	1,221,710
Includes 144,020 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. and 290,082 shares held by trust. Does not include 420,796 unvested RSUs.

Alicia J. Davis	14,122	Includes 4,498 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Terry L. Dunlap	23,056	Includes 5,724 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
John J. Engel	94,686	Includes 92,685 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
John V. Faraci	49,952
Includes 38,073 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,399 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.

Murry S. Gerber	225,582	Includes 67,455 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 4,798 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Jessica T. Graziano	49,722	Does not include 164,349 unvested RSUs.
Duane D. Holloway	146,187	Does not include 67,940 unvested RSUs.
Paul A. Mascarenas	78,199
Includes 68,035 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,453 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.

Michael H. McGarry	46,768	Includes 44,268 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
David S. Sutherland	239,720	Includes 227,623 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Patricia A. Tracey	102,623
Includes 86,091 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board. Includes 8,177 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.

All Director and Executive Officers as a group (18 persons)	4,203,919
Includes the following shares that may be acquired within 60 days of March 3, 2025: (i) 179,360 shares upon exercise of outstanding options and (ii) 32,547 shares upon vesting of RSUs. The total number of shares beneficially owned by all directors and executive officers as a group constitutes approximately 1.8% of the outstanding shares of common stock of U. S. Steel.

*
Does not include fractional shares.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	97

DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than 10% of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on our review of reports filed with the SEC and other information furnished to us, there were no late filings or failures to file by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known to U. S. Steel who beneficially own five percent or more of the voting stock of U. S. Steel:
Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	23,416,219	10.4%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	20,094,507	9.0%
U. S. Steel Common Stock	Pentwater Capital Management LP(3) 1001 10th Avenue South, Suite 216 Naples, FL 34102	20,000,000	8.9%

(1)
Blackrock. Based on Schedule 13G filed on July 8, 2024, which indicates that Blackrock, Inc. had sole voting power over 22,736,770 shares, shared voting power over 0 shares, sole dispositive power over 23,416,219 shares and shared dispositive power over 0 shares.

(2)
Vanguard. Based on Schedule 13G filed on February 13, 2024, which indicates that The Vanguard Group had sole voting power over 0 shares, shared voting power over 77,789 shares, sole dispositive power over 19,778,991 shares and shared dispositive power over 315,516 shares.

(3)
Pentwater. Based on Schedule 13G filed on November 14, 2024, which indicates that Pentwater Capital Management LP had sole voting power over 0 shares, shared voting power over 20,000,000 shares, sole dispositive power over 0 shares and shared dispositive power over 20,000,000 shares.

98	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Questions and Answers
about the Annual Meeting
and Voting
1.
Who may vote?

You may vote if you were a holder of United States Steel Corporation common stock at the close of business on [•], 2025, the record date.
2.
What may I vote on?

You may vote on:
–
the election of ten members to the Board of Directors;

–
the advisory vote on executive compensation;

–
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025;

–
the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan, which is being amended and restated to issue additional shares and extend the term of the plan; and

–
the approval of an amendment to our Amended and Restated Certificate of Incorporation, to provide for limited officer exculpation as permitted by the General Corporation Law of the State of Delaware.

3.
Who is the Ancora Group and how are they involved in
the Annual Meeting?

The Ancora Group is a stockholder that purports to beneficially own approximately [•]% of the Company’s outstanding stock. The Ancora Group has notified the Company that it intends to nominate a control slate of nine directors for election to the Board to run in opposition to the Company’s nominees recommended by the Board. Please note that this year, your WHITE proxy card looks different. Recently adopted new proxy rules require the Company’s WHITE proxy card to list the Ancora Group nominees in addition to your Board’s nominees. The Board does NOT endorse any of the Ancora Group nominees and unanimously recommends that you vote “FOR” only the election of each of the ten U. S. Steel Nominees (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland) recommended by the Board using the WHITE proxy card or WHITE voting instruction form.
You may receive proxy solicitation materials, including a [•] proxy card or [•] voting instruction form, from the Ancora Group. U. S. Steel is not responsible for the accuracy or completeness of any information provided by or relating to the Ancora Group or the Ancora Group nominees contained in solicitation materials filed or disseminated by or on behalf of the Ancora Group or any other statements the Ancora Group may make. Voting to “WITHHOLD” with respect to any of the Ancora Group nominees on any [•] proxy card or [•] voting instruction form sent to you by the Ancora Group is not the same as voting for our director nominees, because a vote to “WITHHOLD” with respect to any of the Ancora Group’s nominees on the [•] proxy card or [•] voting instruction form will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted.
Even though you can vote for the U. S. Steel nominees on the [•] proxy card or [•] voting instruction form, we urge you to support our director nominees and vote “FOR” ONLY our ten director nominees using the WHITE proxy card or WHITE voting instruction form.
If you have already voted using a [•] proxy card or [•] voting instruction form sent to you by the Ancora Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the U. S. Steel nominees (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland) by following the instructions set forth on your enclosed WHITE proxy card or WHITE voting instruction form to vote via the Internet or by telephone or by marking, signing, dating and

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	99

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided. Only the latest-dated validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting. You cannot vote “FOR” more than ten (10) director nominees at the Annual Meeting. You are permitted to vote for fewer than ten (10) nominees. If you vote “FOR” less than ten (10) nominees, your shares will only be voted “FOR” in respect of those nominees you have marked. If you vote “FOR” more than ten (10) nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, at (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 from other countries.
4.
How do I vote?

Shares held of Record: If you are a stockholder of record, then you may vote by any one of the methods listed below. The Board strongly urges you to vote using the WHITE proxy card, and to discard and NOT vote using any [•] proxy card sent to you by the Ancora Group.
–
Online. You may vote online at the website specified on the WHITE proxy card you receive and follow the instructions there. You will need the control number included on your WHITE proxy card.

–
By telephone. You may submit your proxy by touch-tone telephone by dialing the toll-free number indicated on your WHITE proxy card. You will need to enter the control number shown on your WHITE proxy card.

–
By mail. If you received or requested paper copies of your WHITE proxy materials, then you should sign, date, and return each WHITE proxy card you receive in the postage-paid envelope provided. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

–
At the Meeting. We strongly encourage you to vote your proxy online, by telephone or by mail prior to the meeting, even if you plan to attend the Annual Meeting. Stockholders of record may also opt to vote at the Annual Meeting, which will be held online via live webcast at www.cesonlineservices.com/x25_vm. Please note that in order to attend and vote at the Annual Meeting, you must have pre-registered for the meeting no later than [•], 2025 at [•] a.m. ET. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the meeting.

Your Board of Directors strongly urges you to discard and NOT vote using any [•] proxy card or [•] voting instruction form sent to you by the Ancora Group.
You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on [•], 2025 online or by telephone. If you are voting by mail, then your marked, signed, and dated WHITE proxy card must be received before the polls close at the Annual Meeting. If you have timely pre-registered, you may attend the virtual Annual Meeting and vote your shares by ballot at the meeting.
Shares held by Broker: If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting. Please note that in order to attend and vote at the Annual Meeting, you must have pre-registered for the meeting no later than [•], 2025 at [•] a.m. ET and provide a ‘‘legal proxy” from your broker or nominee. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the meeting.
If you give the broker instructions, then your shares will be voted as you direct. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker then, to the extent your broker has not provided you with the Ancora Group’s proxy materials, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2025, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the advisory approval of executive compensation, the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan or the approval of an amendment to our Amended and Restated Certificate of Incorporation without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.
Voting Shares Held in the Corporation 401(k) Plans: You may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then

100	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
the card you use will be a WHITE voting instruction form rather than a WHITE proxy card. In addition, if you participate in the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”) or the Big River Steel 401(k) Plan (the “Big River Steel Plan”), your vote will apply to a proportionate number of other shares held by participants in such 401(k) plans for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plans and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you are a participant in the Savings Plan or the Big River Steel Plan and you do not vote online or by telephone by 11:59 p.m. ET on [XX], 2025, or if your mailed ballot is not received by [XX], 2025, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting. If you are a participant in the USS 401(k) Plan for USW-Represented Employees and you do not vote online or by telephone by 11:59 p.m. ET on [XX], 2025, or if your mailed ballot is not received by [XX], 2025, then your shares will not be voted, as the trustee of this plan is not permitted to vote plan shares without holder direction.
Because of the expected contested nature of the solicitation, it is very important that you direct the plan trustee how to vote your shares in your 401(k) plan. Our Board does not endorse the Ancora Group nominees and unanimously recommends that you use the WHITE voting instruction form to direct your plan trustee to vote your shares “FOR” ONLY the election of our Board’s nominees (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland). The Board strongly urges you NOT to vote using any [•] voting instruction form that may be sent to you by the Ancora Group and strongly urges you NOT to support the election of the Ancora Group nominees.
Proxies Submitted but not Voted. If you are a registered holder and properly sign and return your WHITE proxy card or complete your proxy via telephone or online, your shares will be voted as you direct. If you sign and return your WHITE proxy card but do not specify how you want your shares voted with respect to any particular proposal(s), they will be voted FOR the election of all ten (10) nominees for director recommended by your Board as set forth under “Proposal 1. Election of Directors,” FOR the advisory approval of executive compensation, FOR the ratification of PwC as our independent registered public accounting firm for 2025, FOR the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan and FOR the amendment to our Amended and Restated Certificate of Incorporation, as applicable. You are permitted to vote “FOR” fewer than ten nominees for director. If you vote for fewer than ten nominees for director, your shares will only be voted “FOR” those nominees you have so marked. If you are a registered holder and submit a validly executed WHITE proxy card but vote “FOR” more than ten nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. No discretionary authority is available to vote shares represented by an “undervoted” proxy card for the remaining director seats up for election.
If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or complete your WHITE voting instruction form online, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to any particular proposal(s), then your shares may be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the ten nominees proposed by your Board and named in this proxy statement, as set forth under “Proposal 1. Election of Directors,” FOR the advisory approval of executive compensation, FOR the ratification of PwC as our independent registered public accounting firm for 2025, FOR the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan and FOR the amendment to our Amended and Restated Certificate of Incorporation. The Board strongly urges you to mark your WHITE voting instruction form in accordance with the Board’s recommendations. You are permitted to vote “FOR” fewer than ten nominees. If you vote for fewer than ten nominees, your shares will only be voted “FOR” those nominees you have so marked. No discretionary authority is available to vote shares represented by an “undervoted” proxy card for the remaining director seats up for election. If you are a beneficial holder and submit a validly executed WHITE voting instruction form but vote “FOR” more than ten nominees, all of your votes with respect to the election of directors will be invalid and will not be counted.
5.
What does it mean if I receive more than one proxy card?

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE proxy card or WHITE voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card or WHITE voting instruction form you receive to ensure that all of your shares are voted.
Additionally, please note that the Ancora Group has stated its intention to nominate a control slate of nine nominees for election as directors at the Annual Meeting. If the Ancora Group proceeds with its nominations and pursuit of control of the

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	101

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Board, you may receive proxy solicitation materials from the Ancora Group, including an opposition proxy statement and a [•] proxy card or [•] voting instruction form that may be sent to you by the Ancora Group. The Board unanimously recommends that you DISREGARD and do NOT return any [•] proxy card or [•] voting instruction form you receive from the Ancora Group.
Voting to “WITHHOLD” with respect to the Ancora Group nominees on a [•] proxy card or [•] voting instruction form that may be sent to you by the Ancora Group is NOT the same as voting for the U. S. Steel nominees because a vote to “WITHHOLD” with respect to the Ancora Group nominees on its [•] proxy card or [•] voting instruction form will revoke any proxy you previously submitted.
If you have already voted using a [•] proxy card or [•] voting instruction form sent to you by the Ancora Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the U. S. Steel nominees (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland) by following the instructions on your WHITE proxy card or WHITE voting instruction form to vote via the Internet, by telephone or marking, signing, dating and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided. Even if you would like to elect some or all of the Ancora Group nominees, we strongly recommend you use the Company’s WHITE proxy card to do so. Only the latest-dated proxy you submit will be counted. If you have any questions or need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated, at (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).
Voting Shares Held in the Corporation 401(k) Plan: You may instruct the plan trustee how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a voting instruction form rather than a proxy card. In addition, your vote will apply to a proportionate number of other shares held by participants in the 401(k) plan for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plan and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you do not vote online or by telephone by 11:59 p.m. ET on [•],2025, or if your mailed ballot is not received by [•],2025, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting.
6.
What is the voting requirement to approve each of the proposals?

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes(1)	Effect of Broker non-Votes(2)
Item 1: Election of Directors	FOR or WITHHOLD (for each nominee for director) The Board recommends a vote FOR each of the ten U. S. Steel nominees for director	Plurality of votes cast — the ten director nominees with the highest number of votes cast will be elected	No effect — not counted as a vote	No effect — broker discretionary voting is not permitted
Item 2: Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the advisory vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker discretionary voting is not permitted
Item 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the ratification	Majority of votes cast	No effect — not counted as a vote	No effect — broker discretionary voting is permitted only to the extent such beneficial owners have not been provided with the Ancora Group’s proxy materials
Item 4: Amended and Restated 2016 Omnibus Incentive Compensation Plan	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the amendment	Majority of votes cast	No effect — not counted as a vote	No effect — broker discretionary voting is not permitted

102	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes(1)	Effect of Broker non-Votes(2)
Item 5: Amendment to our Amended and Restated Certificate of Incorporation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the amendment	Majority of votes entitled to be cast	Same effect as a vote against the proposal	Same effect as a vote against the proposal — broker discretionary voting is not permitted

(1)
Effect of Broker non-Votes. The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters to the extent the brokers have not received voting instructions from their customers and the customers have not been provided with Ancora Group’s proxy materials. Proposal 3 is a routine matter on which brokers may vote in this way (so long as the customers have not been provided with Ancora Group’s proxy materials). Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2, 4 and 5 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

7.
May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:
–
voting again by telephone or over the Internet;

–
sending us a validly executed proxy card dated later than your last vote;

–
notifying the Corporate Secretary of U. S. Steel in writing; or

–
voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.
If you have already voted using a [•] proxy card sent to you by the Ancora Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the U. S. Steel nominees (Tracy Atkinson, Andrea Ayers, David Burritt, Alicia Davis, Terry Dunlap, John Engel, Murry Gerber, Paul Mascarenas, Michael McGarry and David Sutherland) by following the instructions on your WHITE proxy card or WHITE voting instruction form to vote via the Internet, by telephone or by marking, signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
8.
When will the Company announce the results of the voting at the Annual Meeting?

Given that we expect the Annual Meeting to be a contested meeting, we may not announce preliminary results of the voting at the Annual Meeting. We will publicly disclose preliminary results of voting at the Annual Meeting based on the preliminary report of the Independent Inspector of Elections on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, and final results as certified by the Independent Inspector of Elections as soon as practicable thereafter.
9. How do I attend and participate at the virtual meeting?

Our Annual Meeting will be held virtually. Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting live webcast to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

To attend the virtual Annual Meeting as a stockholder and have the ability to vote and/or submit a comment or question, you must pre-register no later than [•] a.m. ET on [•], 2025 using the instructions below.

I am a registered stockholder. How do I pre-register to attend the Annual Meeting?

Registered stockholders must use the control number located on the WHITE proxy card, email or other communication that accompanied their proxy materials. To pre-register to participate in the Annual Meeting remotely, visit the website www.cesonlineservices.com/x25_vm with your control number and follow the instructions.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	103

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder.

Registration requests must be received no later than [•] a.m. ET on [•], 2025. You must pre-register and receive a confirmation email in order to attend, vote and/or submit a comment or question during the Annual Meeting.

If you have any questions or require any assistance with pre-registering, please contact our proxy solicitor, Innisfree M&A Incorporated, at (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

To submit a question during the Annual Meeting: Stockholders must register in advance to ask questions at the meeting by using the control number located on their WHITE proxy card, WHITE voting instruction form or other communication. Log into the virtual meeting website at www.cesonlineservices.com/x25_vm, type your question into the “Ask a Question” field, and click “Submit.”

Rules of Conduct: We reserve the right to edit profanity or other inappropriate language and to exclude questions that are irrelevant to the business of the Corporation or to the business of the Annual Meeting; that relate to or may take into account material, nonpublic information; that relate to pending or threatened litigation; or that are derogatory in nature or related to a personal grievance. Also, if we receive substantially similar questions, then we may group such questions together and provide a single response to avoid repetition. Questions regarding topics not pertinent to meeting matters or company business will not be answered.

Technology Support: Support staff will be available should you experience any technical difficulties in accessing the virtual meeting. Instructions for requesting technical assistance will be available at www.cesonlineservices.com/x25_vm.

10.
How many outstanding shares are there?

At the close of business on [•], 2025, which is the record date for the meeting, there were [XX] shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.
11.
What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.
12.
Will my vote be confidential?

All voting records that identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise communicates such stockholder’s vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.
13.
Who can attend the virtual annual meeting?

Only stockholders, or individuals that stockholders have duly appointed as their proxies, may attend the Annual Meeting. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), you need your control number to pre-register to attend the Annual Meeting. You must pre-register no later than [•] a.m. ET on [•], 2025 using the instructions described above. Additionally, to attend the Annual Meeting as a stockholder and have the ability to vote and/or submit a comment or question, you will need to contact your bank, broker, or other nominee to obtain a “legal proxy” that you will need to submit electronically with your ballot during the virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNEG file format.
14.
How will voting be conducted on other matters raised at the meeting?

We do not expect any items of business to be submitted to stockholders at the Annual Meeting other than the proposals referred to in this proxy statement. Nonetheless, if necessary, the proxy committee has discretionary authority to vote on them using its best judgment. Your signed WHITE proxy card, or your telephone or Internet vote, gives it the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received

104	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
by our Corporate Secretary on or after December 31, 2024, and no later than January 30, 2025, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the WHITE proxy card.
15.
When must stockholder proposals be submitted for inclusion in the proxy statement for the 2026 Annual Meeting?

If a stockholder wants to present a proposal at the 2026 Annual Meeting and have it included in our proxy statement for that meeting, then the proposal must be received in writing by our Corporate Secretary no later than November [•], 2025.
16.
What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2026 Annual Meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2026 Annual Meeting that are not intended to be included in the proxy statement must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2026 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.
14.
What is the deadline for a stockholder to nominate an individual for election as a director at the 2026 Annual Meeting?

Our by-laws allow a stockholder (or a group of stockholders) that has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years to submit nominees for our Board of Directors, for inclusion in our proxy statement, subject to satisfying the requirements and conditions in our by-laws. Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To include a nominee for our Board in our proxy statement, notice must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2025, and must meet the requirements in our by-laws. To nominate an individual for election as a director at the 2026 Annual Meeting that is not intended to be included in our proxy statement, notice must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2026. The notice must contain certain information about the nominee, including the nominee’s age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.
To comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information described in our by-laws and required by Rule 14a-19 under the Exchange Act no later than [•],2026.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	105

Important Additional
Information
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE U. S. STEEL STOCKHOLDERS
If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to: Corporate Secretary, U. S. Steel Corporation, 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804.
Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.
PROXY SOLICITATION
The proxies being solicited hereby are being solicited by the board of directors of U. S. Steel. We will bear the expense of preparing, printing, and mailing this proxy statement and the proxies we solicit. Proxies will be solicited by mail, telephone, personal contact, and electronic means and may also be solicited by directors, officers, and U. S. Steel partners in person, by the Internet, by telephone, or by facsimile transmission, without additional remuneration for their services. Appendix E sets forth information relating to certain of U. S. Steel directors, director nominees and certain executive officers and employees who are considered to be “participants” in U. S. Steel solicitation under the rules of the SEC by reason of their position as directors of U. S. Steel or because they may be soliciting proxies on U. S. Steel’s behalf.
As a result of the proxy solicitation of the Ancora Group, we will incur additional costs in connection with the solicitation of proxies. We have retained Innisfree M&A Incorporated for certain advisory and proxy solicitation services for an aggregate fee of approximately [•], together with reimbursement of reasonable out-of-pocket expenses for these services, and Innisfree M&A Incorporated expects that approximately [•] of their employees will assist in the solicitation. Excluding amounts that we would have expended for a solicitation in an election of directors in the absence of a contested election, and excluding the compensation of our directors and partners involved in the solicitation, the aggregate expenses are estimated to be approximately $[•] million, approximately $[•] million of which has been incurred (or accrued) to date. These expenses, which are estimates that may change, include the fees of Innisfree M&A Incorporated, outside counsel and other advisors, as well as retaining an independent inspector of election.
We also will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Any reimbursements we make of expenses incurred in connection with the solicitation of proxies will not be submitted to a vote of stockholders.
MATERIALS AVAILABLE ON OUR WEBSITE
Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms 10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.
By order of the Board of Directors,
Megan A. Bombick
Vice President, Associate General Counsel & Corporate Secretary
[•], 2025

106	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Cautionary note regarding forward-looking statements
This report contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the merger between the Company and Nippon Steel Corporation (the “Merger”), including the timing of the completion of the Merger. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the Merger on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the Merger (the “Merger Agreement”); risks arising from litigation related to the Merger, either brought by or against the parties; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Merger and related litigation; certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the Merger; the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending Merger could distract management of the Company. The Company directs readers to Item 1A of the Annual Report on Form 10-K for the year ending December 31, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this report is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. References to (i) “U. S. Steel,” the “Corporation,” the “Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. U. S. Steel does not incorporate into this document the contents of any website or the documents referred to in this proxy statement. Throughout this proxy statement, we refer to certain non-GAAP measures, including EBITDA and adjusted EBITDA. See the reconciliation to the corresponding GAAP measure set forth in Appendix A of this proxy statement. References throughout this document to greenhouse gas (“GHG”) emissions refer to Scope 1 and Scope 2 emissions.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	107

Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains the following non-GAAP financial measures: earnings (loss) before interest, income taxes, depreciation, depletion and amortization (“EBITDA”), adjusted EBITDA, and free cash flow.
EBITDA. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that excludes the effects of certain items that include restructuring and other charges, including plant idling costs, asset impairment charges, labor agreement related costs, acquisition related costs, stock-based compensation expense, environmental remediation charges, the cost of the strategic alternatives review process, and other charges, net. In addition, Adjusted EBITDA excludes gains from divestitures and gains resulting from the sale of certain assets and investments. We present adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted EBITDA as an alternative measure of operating performance and not an alternative measure of the Company’s liquidity.
U. S. Steel’s management believes adjusted EBITDA is useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings (loss) or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies
RECONCILIATION OF ADJUSTED EBITDA (Dollars in millions)	Year Ended December 31,
$ Millions	2020	2021	2022	2023	2024
Reported net earnings attributable to U. S. Steel	$(1,165)	$4,174	$2,524	$895	$384
Income tax expense (benefit)	(142)	170	735	152	54
Net interest and other financial costs (benefits)	232	602	(99)	(248)	(198)
Reported earnings before interest and income taxes	$(1,075)	$4,946	$3,160	$799	$240
Depreciation, depletion and amortization expense	643	791	791	916	913
EBITDA	$(432)	$5,737	$3,951	$1,715	$1,153
Asset impairment charges	287	273	163	127	19
Restructuring and other charges	138	128	48	36	8
Big River Steel – acquisition related items	3	35	0	0	0
Losses (gains) on assets sold & previously held investments	(170)	(118)	(6)	0	0
Stock-based compensation expense	26	55	57	51	51
United Steelworkers labor agreement signing bonus and related costs	0	0	64	0	0
Gain on sale of Transtar	0	(506)	0	0	0
Environmental remediation charges	0	43	13	11	18
Strategic alternatives review process costs	0	0	0	79	90
Granite City idling costs	0	0	0	121	11
Other charges, net	12	0	0	(1)	16
Adjusted EBITDA	$(136)	$5,647	$4,290	$2,139	$1,366

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	A-1

Appendix B
DEFINITIONS OF COMPENSATION METRICS
Annual incentive plan metrics
EBITDA means earnings before interest and income taxes as reported in the consolidated statement of operations of United States Steel Corporation, plus or minus the effect of items not allocated to segments (excluding postretirement benefit expenses) as disclosed in the notes to the consolidated financial statements of United States Steel Corporation, plus depreciation, depletion and amortization as reported in the consolidated statement of cash flows of United States Steel Corporation. Segment EBITDA means, for the Performance Period, EBITDA for each business unit. Certain adjustments to EBITDA and Segment EBITDA will be applied as described in the Administrative Procedures for the 2016 Omnibus Incentive Compensation Plan.
CCC means “cash conversion cycle” and measures the length of time required for a company to convert cash invested in its operations to cash received as a result of its operations. CCC is calculated as Days Sales Outstanding plus Days Inventory Outstanding minus Days Payable Outstanding, which are defined as follows:
Days Sales Outstanding = ((September 30, 2024 Accounts Receivable, net + December 31, 2024 Accounts Receivable, net) / 2) / (4th Quarter 2024 Net Sales / 92);
Days Inventory Outstanding = ((September 30, 2024 Inventory + December 31, 2024 Inventory) / 2) / (4th Quarter 2024 Cost of Goods Sold / 92);
Days Payable Outstanding = ((September 30, 2024 Accounts Payable + December 31, 2024 Accounts Payable / 2) / (4th Quarter 2024 Cost of Goods Sold / 92); and
(Accounts Receivable, net, Net Sales, Inventory, Accounts Payable and Cost of Goods Sold are determined in accordance with generally accepted accounting principles in the United States.)
	2024
Cash Conversion Cycle	$ millions	Days
Days Sales Outstanding	1,398	40
+ Days Inventory Outstanding	2,168	58
− Days Payable Outstanding	2,601	72
= Cash Conversion Cycle		26
CCC is a non-GAAP financial measure that we believe is a useful in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. CCC should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance.
Long-term incentive plan metrics (for the 2022-2024 performance period)
TSR means “total shareholder return” and for purposes of our long-term incentive plan is measured for each year in the performance period (“Annual TSR”) and for the three-year performance period (“Annualized TSR”). Annual TSR is calculated based on the following formula: final price plus dividends per share for the applicable year, divided by the initial price. Annualized TSR is calculated based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the applicable measurement period, respectively.
ROCE means “return on capital employed” and is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted. For purposes of our long-term incentive plan, ROCE is calculated over the three-year performance period, weighted at 40%, as well as for each year within the performance period, weighted at 20% each. For purposes of calculating ROCE for the full three-year performance period, ROCE is determined as the simple average of the Corporation’s ROCE for each calendar year in the three-year performance period.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	B-1

Appendix C
UNITED STATES STEEL CORPORATION
2016 OMNIBUS INCENTIVE COMPENSATION PLAN
As Amended and Restated Effective [•], 2025
SECTION 1. ADOPTION AND PURPOSE
1.01
Adoption. The United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “Plan”) was initially adopted by the Board of Directors of United States Steel Corporation (the “Corporation”) on February 22, 2016, and approved by the stockholders on April 26, 2016. The Plan was amended with the approval of the stockholders effective April 25, 2017, and April 28, 2020, to increase the number of shares authorized for issuance under the Plan. The Plan has been further amended and restated with the approval of the stockholders effective April 27, 2021, and as set forth herein by the Board of Directors, subject to approval by the stockholders on [•], 2025.

1.02
Purpose. The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating employees and non-employee directors of outstanding ability and to align their interests with those of the stockholders of the Corporation.

SECTION 2. DEFINITIONS; CONSTRUCTION
2.01
Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

(a)
“Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract, or otherwise.

(b)
“Appreciation Right” means an Award representing, for each Share subject to such Appreciation Right, a right granted to a Participant to receive payment in Shares or cash of an amount equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the Appreciation Right over the exercise price which shall be at least the Fair Market Value of a Share as of the grant date.

(c)
“Available Shares” shall have the meaning provided in Section 4.01 hereof.

(d)
“Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award.

(e)
“Award Agreement” means any agreement, contract or other instrument or document evidencing an Award.

(f)
“Board” means the Corporation’s Board of Directors.

(g)
“Business Combination” shall have the meaning provided in Section 2.01(j)(3) hereof.

(h)
“Cause,” when used with respect to the termination of employment or service of a Participant, means:

(1)
the willful and continued failure by the Participant to substantially perform his duties with the Corporation or a Subsidiary or Affiliate (other than any such failure resulting from the Participant’s disability), after reasonable notice of such failure and an opportunity to correct it; or

(2)
the willful and continued engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or a Subsidiary or Affiliate, monetarily or otherwise, or

(3)
the breach by the Participant of the Corporation’s Code of Ethical Business Conduct as determined by the Corporation in its sole discretion.

For purposes of this Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	C-1

APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
(i)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

(j)
“Change in Control” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

(1)
any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, or (E) any individual, entity or group involved in the acquisition of the Corporation’s voting securities in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, such individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the Corporation’s then outstanding voting securities beneficially owned by it on such date; and provided, further, however, that for purposes of this paragraph (1), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (3) below); or

(2)
the following individuals (the “Incumbent Board”) cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(3)
there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation (a “Business Combination”), other than a merger or consolidation (an “Excluded Transaction”) which would result in:

(A)
at least a majority of the members of the board of directors of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination (the “New Board”) consisting of individuals (“Continuing Directors”) who were members of the Incumbent Board (as defined in subparagraph (2) above) immediately prior to consummation of such Business Combination or were appointed, elected or recommended for appointment or election by members of the Incumbent Board prior to consummation of such Business Combination (excluding from Continuing Directors, any individual whose election or appointment, or recommendation for election or appointment, to the New Board was at the request, directly or indirectly, of the entity which entered into the definitive agreement providing for such Business Combination with the Corporation or any direct or indirect subsidiary thereof), unless the Board determines, prior to such consummation, that there does not exist a reasonable assurance that, for at least a two-year period following consummation of such Business Combination, at least a majority of the members of the New Board will continue to consist of Continuing Directors and individuals whose election, or nomination for election by stockholders of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination, would be approved by a vote of at least a majority of the Continuing Directors and individuals whose election or nomination for election has previously been so approved; or

(B)
a Business Combination that in substance constitutes a disposition or separation of a division, business unit, or subsidiary; or

C-2	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
(4)
the stockholders of the Corporation approve a plan of a complete liquidation or dissolution of the Corporation or there is consummation of a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Corporation’s then outstanding voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Corporation’s then outstanding voting securities.

(k)
“Committee” means (1) with respect to Participants who are employees and other service providers, the Compensation & Organization Committee or such other committee of the Board as may be designated by the Board to administer the Plan, consisting of at least three members of the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (A) a “non-employee director” as then defined under Rule 16b-3 and (B) an “independent” director under the rules of the New York Stock Exchange, or (2) with respect to Participants who are non-employee directors, the Board.

(l)
“Common Stock” means shares of the common stock, par value $1.00 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

(m)
“Continuing Directors” shall have the meaning provided in Section 2.01(j)(3) hereof.

(n)
“Disabled” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(o)
“Effective Date” means April 26, 2016, the date the Plan was initially effective.

(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)
“Excluded Transaction” shall have the meaning provided in Section 2.01(j)(3) hereof.

(r)
“Fair Market Value” of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein “shares”), shall be the average of the highest and lowest sales prices per share for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(s)
“Full-Value Shares” shall have the meaning provided in Section 4.01 hereof.

(t)
“Good Reason” shall mean, without the Participant’s express written consent, the occurrence after a Change in Control, of any one or more of the following:

(1)
the assignment to the Participant of duties inconsistent with the Participant’s position immediately prior to the Change in Control or a reduction or adverse alteration in the nature of the Participant’s position, duties, status or responsibilities from those in effect immediately prior to the Change in Control;

(2)
a reduction by the Corporation in the Participant’s annualized and monthly or semi-monthly rate of base salary (as increased to incorporate the Participant’s foreign assignment premium, if any, while on foreign assignment) as in effect on the Change in Control or as the same shall be increased from time to time;

(3)
the Corporation’s requiring the Participant to be based at a location in excess of fifty (50) miles from the location where the Participant is based immediately prior to the Change in Control;

(4)
the failure by the Corporation to continue, substantially as in effect immediately prior to the Change in Control, all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the Participant participates (or substantially equivalent successor plans, programs, policies, practices or arrangements) or the failure by the Corporation to continue the Participant’s participation therein on substantially the same basis, both in terms of the amount of benefits provided and the level of the Participant’s participation relative to other participants, as existed immediately prior to the Change in Control; and

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	C-3

APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
(5)
any purported termination by the Corporation of the Participant’s employment that is not effected pursuant to a written notice indicating, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment for Cause, which in the absence of such notice shall be ineffective.

(u)
“Incumbent Board” shall have the meaning provided in Section 2.01(j)(2) hereof.

(v)
“New Board” shall have the meaning provided in Section 2.01(j)(3) hereof.

(w)
“Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

(x)
“Other Stock-Based Award” means an Award, granted under Section 6.06 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

(y)
“Participant” means an employee, other service provider or a non-employee director of the Corporation or any Subsidiary or Affiliate who is granted an Award under the Plan.

(z)
“Performance Award” means an award granted under Section 6.05 hereof that is subject to certain restrictions.

(aa)
“Performance Share,” “Performance Cash Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.05.

(bb)
“Person” shall have the meaning provided in Section 2.01(j)(1) hereof.

(cc)
“Restricted Stock” means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.

(dd)
“Restricted Stock Unit” means a unit, granted under Section 6.04 hereof, that is subject to certain restrictions.

(ee)
“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ff)
“Shares” means shares of Common Stock.

(gg)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(hh)
“Termination of Employment” shall have the meaning provided in Section 9.02 hereof.

2.02
Construction. For purposes of the Plan, the following rules of construction shall apply:

(a)
The word “or” is disjunctive but not necessarily exclusive.

(b)
Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. PLAN ADMINISTRATION
3.01
Board Committee Administration. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(a)
to designate Participants;

(b)
to determine the type or types of Awards to be granted to each Participant;

(c)
to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, and any Performance Goal, based in each case on such considerations as the Committee shall determine subject to the terms of the Plan), and all other matters to be determined in connection with an Award;

(d)
to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

C-4	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
(e)
to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(f)
to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)
to adopt, amend, suspend, waive and rescind such rules and procedures as the Committee may deem necessary or advisable to administer the Plan;

(h)
to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and procedures, any Award Agreement or other instrument entered into or Award made under the Plan;

(i)
to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(j)
to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participants, employees, directors and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan.
3.02
Committee Delegation. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine and applicable law, to perform administrative and other functions under the Plan. Specifically, the Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Participants who are not directors or officers (as defined under Section 16 of the Exchange Act) of the Corporation, provided the Committee shall have determined the number of Shares available for such grants and the grants are subject to the terms and conditions of the underlying Award Agreements and the Plan. Any such delegation shall be subject to the limitation under Section 157(c) of the Delaware General Corporation Law.

SECTION 4. SHARES SUBJECT TO THE PLAN
4.01
The maximum number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 42,430,000 Shares, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards (such Shares may be referred to as “Available Shares”). Each Option or Appreciation Right shall reduce the number of Available Shares by one Share for each Share represented by such Option or Appreciation Right, except to the extent the Award is settled in cash. All other Shares to which an Award other than an Option or Appreciation Right relates shall be referred to as “Full-Value Shares” and, unless such Award is settled in cash, shall reduce the number of Available Shares by 1.78 Shares.

For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Available Shares under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Available Shares under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.
If and to the extent any Award granted under this Plan or any award granted under the 2005 Stock Incentive Plan (“2005 Plan”) and outstanding on the Effective Date (a “2005 Plan Award”) is forfeited or otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares that are not issued with respect to such Award or 2005 Plan Award shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. Subject to the provisions of Section 8.01, such Shares shall be added to the number of Available Shares at the rate for which the award was originally subtracted from the number of Available Shares under this Plan or from the number of Shares that were available under the 2005 Plan, as applicable. If the exercise price of an Award is paid by delivering to the Corporation Shares previously owned by the Participant or by withholding Shares issuable upon exercise or if Shares are delivered or withheld for purposes of satisfying a tax withholding

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	C-5

APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
obligation or if Shares are repurchased by the Company with Option proceeds, the number of Shares covered by the Award equal to the number of Shares so delivered, withheld or repurchased shall be counted, however, against the number of Shares granted and shall not again be available for Awards under the Plan. In addition, all Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Shares, shall be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Corporation for purposes of the Plan.
SECTION 5. ELIGIBILITY, VESTING REQUIREMENTS AND PROHIBITION ON REPRICING AND RELOAD OPTIONS
5.01
Eligibility. Awards may be granted only to individuals who are employees, other service providers and/or non-employee directors of the Corporation or any Subsidiary or Affiliate.

5.02
Vesting of Awards. All Awards shall provide for vesting based on employment or service which is at least twelve (12) months from the date on which such Award is granted, and there shall be no acceleration of vesting of an Award to be more rapid than vesting after twelve (12) months, except for the Committee’s discretion to provide for accelerated vesting or exercisability in the terms of an Award or otherwise in connection with death, disability, retirement, involuntary termination of employment or service without Cause or a Change in Control. Notwithstanding any contrary provision of the Plan, up to five percent (5%) of the aggregate number of Shares authorized for issuance under the Plan may be issued pursuant to Awards without regard to the limitations of this Section 5.02.

5.03
Repricing and Reload Options Prohibited. Except as provided in Section 8 (Adjustment Provisions), the Corporation may not, without obtaining stockholder approval: (a) amend or modify the terms of any outstanding Option or Appreciation Right to reduce the exercise price of such outstanding Option or Appreciation Right; (b) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for an Option or Appreciation Right with an exercise price that is less than the exercise price of the original Option or Appreciation Right; or (c) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for any other Award, cash or other securities for purposes of repricing such Option or Appreciation Right. No Option may be granted to any individual on account of the use of Shares by such individual to exercise a prior Option.

SECTION 6. SPECIFIC TERMS OF AWARDS
6.01
General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services. Dividends and dividend equivalents shall not be paid on Options, Appreciation Rights and unvested Full-Value Shares. Dividends and dividend equivalents may not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned.

6.02
Options. The Committee is authorized to grant Options to Participants, subject to the following terms and conditions:

(a)
Exercise Price. The exercise price per Share of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(b)
Option Term. The term of each Option shall be determined by the Committee, except that, consistent with the provisions of Section 7.04, no Option shall be exercisable after the expiration of ten years from the date of grant. The Option shall be evidenced by a form of written Award Agreement, and subject to the terms thereof.

(c)
Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Corporation.

Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of Shares held by a broker or other agent. Unless

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otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Additionally, if authorized by the Committee, a Participant may elect the withholding of shares to be acquired upon exercise, valued at the Fair Market Value on the date of exercise, for the purpose of paying the exercise price of an Option. Notwithstanding any of the preceding, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price. Notwithstanding language in any grant form to the contrary, if the optionee is subject to taxation on the benefit received from the Option in a jurisdiction outside the United States the optionee (i) shall not be permitted to pay the exercise price by surrendering shares of Common Stock that he or she already owns or attesting to the ownership of shares of Common Stock and (ii) shall not be permitted to elect the withholding of shares to be acquired upon exercise to satisfy either the exercise price or the tax withholding obligation if, in the opinion of the Committee, such election could cause the participant, or the Corporation, to receive unfavorable tax treatment.
(d)
Termination of Employment. In the case of Participants who are employees or other service providers, unless otherwise determined by the Committee and reflected in the Award Agreement or award program:

(1)
if a Participant shall die while employed or engaged by the Corporation or a Subsidiary or Affiliate or during a period following termination of employment or engagement during which an Option otherwise remains exercisable under this Section 6.02(d), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;

(2)
if the employment or engagement of a Participant with the Corporation and its Subsidiaries and Affiliates shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under a severance plan of the Corporation, or if a Participant shall retire under the terms of any retirement plan of the Corporation or a Subsidiary, or shall terminate his or her employment or engagement with the written consent of the Corporation or a Subsidiary specifically permitting such exercise, or shall become Disabled, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of employment or engagement, may be exercised within three years after the date of termination of employment or engagement, but not later than the expiration date of the Option; and

(3)
except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all employment or engagement of the Participant with the Corporation or a Subsidiary or Affiliate.

(e)
Termination of Service. In the case of Participants who are non-employee directors, unless otherwise determined by the Board and reflected in the Award Agreement or award program:

(1)
if a Participant shall die while in service with the Corporation or a Subsidiary or during a period following termination of service during which an Option otherwise remains exercisable under this Section 6.02(e), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;

(2)
if the service of a Participant with the Corporation and its Subsidiaries shall be terminated for reasons other than removal for Cause, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of service, may be exercised within three years after the date of termination of service, but not later than the expiration date of the Option; and

(3)
except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all service of the Participant with the Corporation or a Subsidiary.

(f)
Individual Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.

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6.03
Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants, subject to the following terms and conditions:

(a)
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(b)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at such time subject to restrictions shall be forfeited and reacquired by the Corporation.

(c)
Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(d)
Maximum Individual Performance-Based Restricted Stock Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.

6.04
Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:

(a)
Issuance and Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock Units or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(b)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock Units that are at such time subject to restrictions shall be forfeited.

(c)
Maximum Individual Performance-Based Restricted Stock Unit Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Unit Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.

6.05
Performance Awards. The Committee is authorized to grant Performance Awards to Participants, subject to the following terms and conditions:

(a)
Types of Performance Awards. Performance Awards may be granted in the form of Performance Shares or Performance Cash Awards. Performance Shares shall be denominated in Shares and may be payable in Shares or in cash. Performance Cash Awards shall be denominated in dollars, have an initial value that is established by the Committee at the time of grant, and may be payable in cash or in Shares.

(b)
Right to Payment. A Performance Award shall represent the right to receive Shares or a dollar amount based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award. Performance Goals may include threshold Corporation performance goals and Participant performance goals.

(c)
Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (i) the Performance Goals applicable to the Award and the period during which achievement of the Performance Goals shall be measured (the “Performance Period”), (ii) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (iii) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein; provided, however, dividends and dividend equivalents may accrue, but shall not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned. The

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terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Performance Award payable to any other Participant. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or unusual or infrequently occurring items as defined by generally accepted accounting principles, shall be excluded from the calculation.
(d)
Performance Goals. The outcome of the Performance Goals must be substantially uncertain at the time the goals are established. “Performance Goals” shall mean one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, stock price, capital expenditures, earnings per share, earnings per share growth, return on capital employed, return on invested capital, return on capital, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, net sales, expenses, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, shareholder equity, debt, debt to shareholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Participant, Corporation, a Subsidiary or Subsidiaries, an Affiliate or Affiliates, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

(e)
Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance Awards are not intended to provide for the deferral of compensation, such that Performance Awards shall be paid upon vesting and in no event later than the day which is two and one-half months following the end of the calendar year in which the Performance Period ends, or such other time period as may be required under Section 409A of the Code to avoid characterization of such Awards as deferred compensation.

(f)
Maximum Individual Performance Award Limit. No Participant shall be granted within any calendar year (i) Performance Shares which could result in such Participant receiving pursuant to such Performance Shares more than 1,000,000 Shares or the Fair Market Value thereof if paid in cash, or (ii) Performance Cash Awards which could result in such Participant receiving more than $20,000,000 in value.

(g)
Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, based upon the achievement of one or more Performance Goals during the Performance Period, as specified by the Committee. The amount of the Award Pool at the threshold, target and maximum performance levels may be a stated percentage of the Award Pool at the applicable level for the specified Performance Goals. The maximum amount payable to any Participant shall be stated in terms of a percentage of the award pool and the sum of such percentages shall not exceed 100%.

(h)
Performance Cash Awards. Notwithstanding any contrary provision of the Plan or applicable Award Agreement, with respect to Performance Cash Awards, the Committee has full authority and discretion to: (i) establish Performance Goals that are based on objective or subjective factors as the Committee deems relevant, (ii) modify, amend, discontinue or terminate, and establish new Performance Goals at any time, (iii) establish a Performance

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Period that is less than twelve (12) months, and (iv) exercise positive or negative discretion in determining the amount of any Performance Cash Award payable under the Plan.
6.06
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including, without limitation, purchase rights, Appreciation Rights, Shares awarded which are not subject to any restrictions or conditions, subject to the limitations of the Plan, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or a Subsidiary or an Affiliate under, other compensation or incentive plans, programs or arrangements of the Corporation or any Subsidiary or Affiliate for eligible Participants, including without limitation the Deferred Compensation Program for Non-Employee Directors, the Non-Employee Director Stock Program, other or successor programs and executive contracts.

The Committee shall determine the terms and conditions of Other Stock-Based Awards. Shares or securities delivered pursuant to a purchase right or Appreciation Right granted under this Section 6.06 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine.
The aggregate number of Shares for which Appreciation Rights may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.
6.07
Limitation on Awards to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director for any single calendar year shall not exceed $500,000; provided, however, that such limit shall not apply to any Awards made at the election of a non-employee director to receive Awards in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments.

SECTION 7. GENERAL TERMS OF AWARDS
7.01
Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary or any business entity acquired or to be acquired by the Corporation or a Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02
Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option, other purchase right or Appreciation Right exceed a period of ten (10) years from the date of its grant.

7.03
Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter, including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.04
Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any person other than the Corporation or a Subsidiary. No Award and no rights or interests therein shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.05
Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such

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payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.
7.06
Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

7.07.
Forfeiture and Repayment. Notwithstanding any other provisions of the Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or recoupment policy adopted by the Corporation, will be subject to such deduction, clawback or cancellation as may be made pursuant to such law, government regulation, stock exchange listing requirement or recoupment policy, as may be in effect from time to time.

SECTION 8. ADJUSTMENT PROVISIONS
8.01
If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, then equitable adjustment shall be made to outstanding Awards, the maximum number of Shares specified in Section 4.01 that may be issued under the Plan but are not then subject to outstanding Awards and the maximum number of Shares specified under Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Any shares of Common Stock distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then equitable adjustments shall be made to the Awards, the Shares specified in Section 4.01 that may be issued under the Plan but which is not then subject to any outstanding Award, and the maximum number of Shares under Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.
In case of any adjustment or substitution as provided for in this Section 8.01, the aggregate option price for all Shares subject to each then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.
If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

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APPENDIX C UNITED STATES STEEL CORPORATION 2016 OMNIBUS INCENTIVE COMPENSATION PLAN
No adjustment or substitution provided for in this Section 8.01 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefore. In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.
SECTION 9. CHANGE IN CONTROL PROVISIONS
9.01
Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if  (i) a Change in Control shall occur, and (ii) a Termination of Employment occurs, then, in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement: (i) all outstanding Awards pursuant to which the Participant may have exercise rights, which are restricted or limited, shall become fully exercisable and shall remain exercisable until the expiration date of the award; and (ii) all restrictions or limitations, including risks of forfeiture, on outstanding Awards subject to restrictions or limitations under the Plan shall lapse.

In addition, upon the occurrence of a Change in Control, all performance criteria and other conditions to payment of Awards under which payments of Shares or other property are subject to conditions shall be determined using the abbreviated performance period ending upon the date of the Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if a Change in Control shall occur, (i) scheduled vesting dates for performance-based Awards will not be affected by a Change in Control and (ii) all Awards shall remain payable on the dates provided in the underlying Award Agreements and the Plan.
9.02
Termination of Employment or Service in connection with a Change in Control. If within the two-year period beginning on the date of a Change in Control the employment or service of a Participant shall be terminated (i) involuntarily for any reason other than for Cause or (ii) in the case of Participants who have been determined by the Committee to be executive management prior to the time of the Change in Control, voluntarily for Good Reason, such termination shall be a “Termination of Employment” for purposes of this Plan.

The Participant’s right to terminate his or her employment pursuant to this Section shall not be affected by the Participant’s incapacity due to physical or mental illness or eligibility for retirement. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.
SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN
10.01
The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that, without the approval of the stockholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11. GENERAL PROVISIONS
11.01
No Right to Awards; No Stockholder Rights. No Participant, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees and directors, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a stockholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.

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11.02
Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied.

The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, or to any other payment of compensation by the Corporation to a Participant outside of the Plan, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates or such other limitations as will not cause adverse accounting consequences or cost, except as otherwise specifically provided in any Award Agreement with respect to a Participant subject to tax withholding in any foreign jurisdiction in which there is no minimum statutory withholding rates.
11.03
No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ or service of the Corporation, any Subsidiary or any Affiliate or to interfere in any way with the right of the Corporation, any Subsidiary or any Affiliate or stockholders to terminate his employment or service at any time or increase or decrease his compensation, fees, or other payments from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation, fee or other arrangement.

11.04
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

11.05
No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

11.06
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

11.07
Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and procedures relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

11.08
Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12. TERM OF THE PLAN
12.01
The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than the tenth anniversary of the date the stockholders approve the Plan, as amended and restated effective [•], 2025.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	C-13

Appendix D
PROPOSED CHARTER AMENDMENT
ELEVENTH: No director or officer shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director or officer as a director or officer, except (i) in the case of directors or officers, for breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) in the case of directors or officers, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in the case of directors, liability pursuant to Section 174 of the Delaware General Corporation Law, ~~or~~ (iv) in the case of directors or officers, for any transaction from which the director or officer derived an improper personal benefit and (v) in the case of officers, any action by or in the right of the Corporation. No amendment to or repeal of this Article Eleventh shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	D-1

Appendix E
Supplemental Information Regarding Participants in the Solicitation
U. S. Steel, its directors, its director nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. We estimate that approximately five of our employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Appendix E sets forth information relating to certain of U. S. Steel’s directors, director nominees and certain executive officers and employees who are considered “participants” in U. S. Steel’s solicitation under the rules of the SEC by reason of their position as directors of U. S. Steel or because they may be soliciting proxies on U. S. Steel’s behalf  (collectively, the “Participants”).
Directors and Nominees
The names and principal occupations of our directors and director nominees are noted below. The business address of each of the directors and director nominees is 600 Grant Street, Pittsburgh, PA 15219.
Director Nominee	Principal Occupation
Tracy A. Atkinson	Ret. EVP and Chief Administrative Officer, State Street Corporation
Andrea J. Ayers	Ret. President and Chief Executive Officer, Convergys Corporation
David B. Burritt	President and CEO, United States Steel Corporation
Alicia J. Davis	Chief Strategy Officer, Lear Corporation
Terry L. Dunlap	Principal, Sweetwater LLC
John J. Engel	Chairman, President and CEO, WESCO International, Inc.
John V. Faraci	Fmr. Executive Chairman, Carrier Global Corporation and Ret. Chairman and CEO, International Paper Co.
Murry S. Gerber	Ret. Chairman and CEO, EQT Corporation
Paul A. Mascarenas	Ret. Chief Technical Officer, Ford Motor Company
Michael H. McGarry	Ret. Executive Chairman & CEO, PPG Industries Inc.
David S. Sutherland	Ret. President and CEO, IPSCO, Inc.
Patricia A. Tracey	Ret. VP, Homeland Security and Defense Services, HP Enterprise Services
Executive Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person is 600 Grant Street, Pittsburgh, PA 15219.
Name	Title
David B. Burritt	President & Chief Executive Officer
Jessica T. Graziano	Senior Vice President & Chief Financial Officer
Duane D. Holloway	Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
Megan A. Bombick	Vice President, Associate General Counsel & Corporate Secretary
Emily C. Chieng	General Manager and Investor Relations Officer
Information Regarding Ownership of the Company’s Securities by Participants
The number of shares of common stock of the Company held as of March 3, 2025 by the Participants who are directors or executive officers is set forth in the section titled “Stock Ownership of Directors and Executive Officers” of this proxy statement. The following table sets forth the number of shares of common stock of the Company held as of March 3, 2025 by the additional employees of the Company who are deemed Participants in our solicitation of proxies. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this proxy statement.

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-1

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Amount and Nature of Beneficial Ownership(1)
Megan A. Bombick	14,156.307
Emily C. Chieng	814.24

(1)
The number of shares listed includes interests in shares held in Company savings and investment plans as of March 3, 2025.

Information Regarding Transactions in U. S. Steel’s Securities by Participants — Last Two Years
The following table sets forth information regarding purchases and sales of U. S. Steel’s securities by each Participant from March 1, 2023 to March 3, 2025. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
Tracy A. Atkinson	3/14/2023	43.559		A	A
	4/25/2023	6,767		A	A
	6/7/2023	66.633		A	A
	9/7/2023	48.72		A	A
	12/7/2023	42.27		A	A
	3/13/2024	32.36		A	A
	4/30/2024	4,498		A	A
	6/12/2024	40.747		A	A
	9/11/2024	48.669		A	A
	12/11/2024	43.162		A	A
Andrea J. Ayers	3/3/2023	1,000		A	P
	3/3/2023	1,000		A	A
	3/14/2023	7.489		A	A
	4/25/2023	12,303		A	A
	6/7/2023	36.068		A	A
	9/7/2023	26.371		A	A
	12/7/2023	22.88		A	A
	3/13/2024	17.517		A	A
	4/30/2024	8,177		A	A
	6/12/2024	33.035		A	A
	9/11/2024	39.458		A	A
	12/11/2024	34.993		A	A
David B. Burritt	3/14/2023		40.72	A	D
	3/14/2023		19.932	A	J
	3/29/2023		268.097	A	D
	4/26/2023		298.126	A	D
	5/26/2023		322.432	A	D
	6/5/2023		38,822	D	G
	6/7/2023		49.706	A	D
	6/7/2023		24.917	A	J
	6/28/2023		286.299	A	D
	7/27/2023		279.664	A	D

E-2	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	8/29/2023		226.757	A	D
	9/7/2023		38.245	A	D
	9/7/2023		18.376	A	J
	9/27/2023		218.069	A	D
	10/27/2023		208.395	A	D
	11/28/2023		197.628	A	D
	12/7/2023		33.768	A	D
	12/7/2023		15.849	A	J
	12/18/2023	252,458		D	S
	12/20/2023	371,849		A	A
	12/20/2023	166,357		D	F
	12/27/2023		144.003	A	D
	1/29/2024		144.97	A	J
	2/27/2024	110,457		A	A
	2/27/2024	47,243		D	F
	2/27/2024	220,970		A	A
	2/27/2024		147.255	A	J
	2/28/2024	42,353		A	A
	2/28/2024	18,242		D	F
	3/13/2024		30.153	A	D
	3/13/2024		12.479	A	J
	3/26/2024		172.032	A	D
	4/26/2024		193.747	A	D
	5/29/2024		195.313	A	D
	6/12/2024		33.616	A	D
	6/12/2024		15.681	A	J
	6/26/2024		194.997	A	D
	7/29/2024		177.175	A	D
	8/28/2024		193.902	A	D
	9/11/2024		38.392	A	D
	9/11/2024		18.852	A	J
	9/26/2024		200.72	A	D
	10/29/2024		183.73	A	D
	11/25/2024		187.921	A	D
	12/11/2024		37.583	A	D
	12/11/2024		16.369	A	J
	12/27/2024		232.82	A	D
	2/3/2025	18,260		D	M
	2/3/2025	18,260		A	M
	2/24/2025	52,374		A	A
	2/24/2025	19,427		D	F

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-3

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	2/25/2025	254,981		A	A
	2/25/2025	113,224		D	F
	2/25/2025	278,230		A	A
	2/27/2025	46,650		A	A
	2/27/2025	20,093		D	F
	2/28/2025	42,353		A	A
	2/28/2025	18,242		D	F
Alicia J. Davis	3/7/2023	937		A	A
	4/25/2023	6,767		A	A
	5/3/2023	1,000		A	P
	5/3/2023	1,000		A	A
	3/7/2024	937		A	A
	3/7/2024	10		D	F
	4/25/2024	3,691		A	A
	4/25/2024	70		D	F
	4/30/2024	4,498		A	A
Terry L. Dunlap	3/1/2023	1,090		A	A
	4/25/2023	8,612		A	A
	4/25/2023	5,630		A	A
	4/25/2024	8,612		A	A
	4/30/2024	5,724		A	A
John J. Engel	3/14/2023	148.45		A	A
	4/25/2023	7,219		A	A
	6/7/2023	192.082		A	A
	9/7/2023	140.441		A	A
	12/7/2023	121.851		A	A
	3/13/2024	93.286		A	A
	4/30/2024	4,798		A	A
	6/12/2024	123.905		A	A
	9/11/2024	147.992		A	A
	12/11/2024	131.245		A	A

E-4	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
John V. Faraci	3/14/2023	58.987		A	A
	4/25/2023	7,220		A	A
	4/25/2023	2,750		A	A
	4/25/2023	29		D	F
	6/7/2023	77.963		A	A
	9/7/2023	57.002		A	A
	12/7/2023	49.456		A	A
	3/13/2024	37.864		A	A
	4/25/2024	3,610		A	A
	4/25/2024	38		D	F
	4/30/2024	4,798		A	A
	6/12/2024	50.897		A	A
	9/11/2024	60.793		A	A
	12/11/2024	53.912		A	A
Murry S. Gerber	3/14/2023	124.284		A	A
	4/25/2023	7,219		A	A
	4/25/2023	5,510		A	A
	6/7/2023	147.459		A	A
	9/7/2023	107.816		A	A
	12/7/2023	93.544		A	A
	3/13/2024	71.617		A	A
	4/25/2024	7,219		A	A
	4/30/2024	4,798		A	A
	6/12/2024	90.174		A	A
	9/11/2024	107.706		A	A
	12/11/2024	95.518		A	A

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-5

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
Paul A. Mascarenas	3/10/2023	2.179		A	A
	3/14/2023	113.942		A	A
	4/25/2023	7,382		A	A
	4/25/2023	2,820		A	A
	4/25/2023	29		D	F
	6/5/2023	9.143		A	A
	6/7/2023	143.344		A	A
	9/5/2023	6.446		A	A
	9/7/2023	104.805		A	A
	12/5/2023	5.551		A	A
	12/7/2023	90.932		A	A
	3/11/2024	4.248		A	A
	3/13/2024	69.617		A	A
	4/25/2024	3,691		A	A
	4/25/2024	38		D	F
	4/30/2024	4,906		A	A
	6/11/2024	10.332		A	A
	6/12/2024	90.949		A	A
	9/10/2024	12.273		A	A
	9/11/2024	108.634		A	A
	12/10/2024	10.186		A	A
	12/11/2024	96.339		A	A
Michael H. McGarry	3/14/2023	60.638		A	A
	4/25/2023	6,767		A	A
	6/7/2023	86.897		A	A
	9/7/2023	63.536		A	A
	12/7/2023	55.125		A	A
	3/13/2024	42.202		A	A
	4/30/2024	4,498		A	A
	6/12/2024	59.178		A	A
	9/11/2024	70.683		A	A
	12/11/2024	62.686		A	A

E-6	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
David S. Sutherland	3/14/2023	362.328		A	A
	3/16/2023	0.175		A	A
	4/25/2023	18,455		A	A
	6/7/2023	470.671		A	A
	6/9/2023	0.211		A	A
	9/7/2023	344.125		A	A
	9/11/2023	0.158		A	A
	12/7/2023	298.576		A	A
	12/11/2023	0.135		A	A
	3/13/2024	228.586		A	A
	4/30/2024	12,266		A	A
	6/12/2024	304.286		A	A
	9/11/2024	363.449		A	A
	12/11/2024	322.323		A	A
Patricia A. Tracey	3/14/2023	158.62		A	A
	4/25/2023	6,767		A	A
	6/7/2023	188.199		A	A
	9/7/2023	137.602		A	A
	12/7/2023	119.388		A	A
	3/13/2024	91.401		A	A
	4/25/2024	6,767		A	A
	4/25/2024	70		D	F
	4/30/2024	8,177		A	A
	6/12/2024	115.087		A	A
	9/11/2024	137.46		A	A
	12/11/2024	121.907		A	A
Jessica T. Graziano	3/14/2023		1.834	A	J
	3/29/2023		183.091	A	J
	4/26/2023		215.909	A	J
	5/26/2023		235.119	A	J
	6/7/2023		3.491	A	J
	6/28/2023		89.938	A	J
	6/28/2023		153.37	A	D
	7/27/2023		149.82	A	D
	8/8/2023	5,596		A	A
	8/8/2023	2,594		D	F
	8/29/2023		121.477	A	D
	9/7/2023		3.075	A	J
	9/7/2023		0.492	A	D
	9/27/2023		116.822	A	D
	10/27/2023		111.64	A	D

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-7

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	11/28/2023		105.872	A	D
	12/7/2023		2.652	A	J
	12/7/2023		0.909	A	D
	12/20/2023	5,597		A	A
	12/20/2023	2,594		D	F
	12/27/2023		77.145	A	D
	1/29/2024		113.581	A	J
	2/27/2024	57,870		A	A
	2/27/2024		115.371	A	J
	2/28/2024	12,260		A	A
	2/28/2024	3,884		D	F
	3/13/2024		2.184	A	J
	3/13/2024		1.024	A	D
	3/26/2024		135.66	A	J
	4/26/2024		153.232	A	J
	5/29/2024		57.558	A	J
	6/12/2024		3.252	A	J
	6/12/2024		1.126	A	D
	6/26/2024		1.606	A	J
	6/26/2024		106.24	A	D
	7/29/2024		96.53	A	D
	8/28/2024		105.643	A	D
	9/11/2024		4.005	A	J
	9/11/2024		1.561	A	D
	9/26/2024		109.358	A	D
	10/29/2024		100.101	A	D
	11/25/2024		102.385	A	D
	12/11/2024		3.476	A	J
	12/11/2024		1.946	A	D
	12/27/2024		126.846	A	D
	1/29/2025		66.144	A	J
	2/25/2025	27,947		A	A
	2/25/2025	9,056		D	F
	2/25/2025	72,870		A	A
	2/26/2025		63.438	A	J
	2/27/2025	13,503		A	A
	2/27/2025	6,258		D	F
	2/28/2025	12,260		A	A
	2/28/2025	5,682		D	F
Duane D. Holloway	3/14/2023		7.415	A	J
	3/14/2023		8.96	A	D

E-8	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	3/29/2023		127.66	A	J
	4/26/2023		147.9	A	J
	5/26/2023		56.994	A	J
	5/26/2023		104.167	A	D
	6/7/2023		9.931	A	J
	6/7/2023		10.663	A	D
	6/28/2023		143.149	A	D
	7/27/2023		139.832	A	D
	8/14/2023	23,406		D	S
	8/29/2023		113.379	A	D
	9/7/2023		7.416	A	J
	9/7/2023		8.524	A	D
	9/27/2023		109.034	A	D
	10/27/2023		104.198	A	D
	11/28/2023		98.814	A	D
	12/7/2023		6.396	A	J
	12/7/2023		7.777	A	D
	12/20/2023	64,650		A	A
	12/20/2023	29,158		D	F
	12/27/2023		118.524	A	D
	1/29/2024		72.485	A	J
	2/27/2024	19,490		A	A
	2/27/2024	5,912		D	F
	2/27/2024	33,670		A	A
	2/27/2024		73.627	A	J
	2/28/2024	7,133		A	A
	2/28/2024	3,009		D	F
	3/13/2024		5.051	A	J
	3/13/2024		7.115	A	D
	3/26/2024		86.575	A	J
	4/26/2024		97.069	A	J
	5/30/2024		56.619	A	D
	6/12/2024		6.613	A	J
	6/12/2024		7.816	A	D
	6/26/2024		98.171	A	D
	7/29/2024		89.198	A	D
	8/28/2024		97.62	A	D
	9/11/2024		7.949	A	J
	9/11/2024		9.094	A	D
	9/26/2024		101.052	A	D
	10/29/2024		92.499	A	D

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-9

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	11/25/2024		94.609	A	D
	12/11/2024		6.902	A	J
	12/11/2024		9.123	A	D
	12/27/2024		117.213	A	D
	2/24/2025	8,270		A	A
	2/24/2025	2,562		D	F
	2/25/2025	40,263		A	A
	2/25/2025	15,415		D	F
	2/25/2025	42,400		A	A
	2/27/2025	7,856		A	A
	2/27/2025	3,544		D	F
	2/28/2025	7,133		A	A
	2/28/2025	3,217		D	F
Megan A. Bombick	3/10/2023		391.795	A	D
	3/14/2023		1.432	A	J
	3/14/2023		0.092	A	D
	3/29/2023		61.265	A	J
	4/26/2023		71.812	A	J
	5/26/2023		78.202	A	J
	6/7/2023		2.168	A	J
	6/7/2023		0.11	A	D
	6/28/2023		70.031	A	J
	7/27/2023		66.679	A	J
	8/14/2023	6,185		D	S
	8/29/2023		55.622	A	J
	9/7/2023		1.947	A	J
	9/7/2023		0.081	A	D
	9/27/2023		53.233	A	J
	10/27/2023		50.63	A	J
	10/31/2023	12,500		A	A
	11/28/2023		47.943	A	J
	12/7/2023		1.901	A	J
	12/7/2023		0.07	A	D
	12/20/2023	10,535		A	A
	12/20/2023	3,772		D	F
	12/27/2023		34.96	A	D
	12/27/2023		75.08	A	D
	1/25/2024		46.251	A	D
	1/29/2024		35.195	A	J
	2/27/2024	668		A	A
	2/27/2024	226		D	F

E-10	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	2/27/2024	4,200		A	A
	2/27/2024		35.75	A	J
	2/28/2024	2,002		A	A
	2/28/2024	571		D	F
	3/7/2024		669.97	A	D
	3/13/2024		1.568	A	J
	3/13/2024		0.104	A	D
	3/26/2024		42.036	A	J
	4/26/2024		47.454	A	J
	6/12/2024		2.113	A	J
	6/12/2024		0.114	A	D
	9/11/2024		2.54	A	J
	9/11/2024		0.128	A	D
	11/25/2024		41.171	A	D
	12/11/2024		2.205	A	J
	12/11/2024		0.122	A	D
	12/27/2024		57.302	A	D
	12/27/2024		68.492	A	D
	2/24/2025	1,924		A	A
	2/24/2025	549		D	F
	2/25/2025	3,537		A	A
	2/25/2025	1,008		D	F
	2/25/2025	5,290		A	A
	2/27/2025	980		A	A
	2/27/2025	280		D	F
	2/28/2025	2,004		A	A
	2/28/2025	572		D	F
Emily Chieng	8/28/2023	6,500		A	A
	10/27/2023		48.414	A	J
	10/31/2023	5,000		A	A
	11/28/2023		45.844	A	J
	12/7/2023		0.067	A	J
	12/27/2023		33.387	A	J
	1/29/2024		33.654	A	J
	2/27/2024	4,200		A	A
	2/27/2024		34.184	A	J
	3/13/2024		0.175	A	J
	3/26/2024		40.196	A	J
	4/26/2024		44.296	A	J
	6/12/2024		0.376	A	J
	9/11/2024		0.451	A	J

UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT	E-11

APPENDIX E Supplemental Information Regarding Participants in the Solicitation
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	12/11/2024		0.391	A	J
	2/25/2025	5,290		A	A
	2/27/2025	980		A	A
	2/27/2025	447		D	F

(1)
Transaction Codes:

A: Grant, award, vesting or other acquisition of securities from the company (such as an option)
D: Grant of phantom deferred stock units acquired under the Non-Qualified Deferred Compensation Plan
F: Payment of exercise price or tax liability by delivering or withholding securities
G: Bona fide gift form of any clauses
J: Acquisition or disposition by Retirement Savings Plan
M: Exercise or conversion of derivative security
P: Open market or private purchase of securities
S: Open market or private sale of securities
Miscellaneous Information Regarding Participants in the Solicitation
Except as described in the proxy statement or this Appendix E, to U. S. Steel’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of U. S. Steel or any of U. S. Steel’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix E or the proxy statement, neither U. S. Steel nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix E or the proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by U. S. Steel or its affiliates or with respect to any future transactions to which U. S. Steel or any of its affiliates will or may be a party; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of U. S. Steel’s last fiscal year or any currently proposed transactions, to which U. S. Steel or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

E-12	UNITED STATES STEEL CORPORATION 2025 PROXY STATEMENT

Our S.T.E.E.L. Principles

At U. S. Steel, we foster a strong ethical culture characterized by transparency, accountability, fairness and respect. In 2024, we were again recognized as one of the **World's Most Ethical Companies by Ethisphere™**, a global leader in defining and advancing ethical business practices.

Our S.T.E.E.L. Principles are the foundation of our strong ethical culture. These five principles set forth clear ethical expectations for our Board of Directors, our leadership team and U. S. Steel employees worldwide. Conduct aligned with these principles is essential to sustaining ethically and lawfully sound corporate citizenship, responsible environmental stewardship, and the principled management and leadership that are necessary for our continued success.

- **S** — **Safety First**
- **T** — **Trust and Respect**
- **E** — **Environmental Stewardship**
- **E** — **Excellence and Accountability**
- **L** — **Lawful and Ethical Conduct**

United States Steel Corporation

Corporate Headquarters
600 Grant Street
Pittsburgh, PA 15219

(412) 433-1121

ussteel.com

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETIONPLEASE ACT TODAY! SEE REVERSE SIDEFOR THREE EASY WAYS TO VOTE.. TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED .UNITED STATES STEEL CORPORATION 2025 ANNUAL MEETING OF STOCKHOLDERSTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSWThe undersigned stockholder of UNITED STATES STEEL CORPORATION herebyHappoints David S. Sutherland and David B. Burritt, and each of them, proxies andIattorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders ofUNITED STATES STEEL CORPORATION to be held on [●] at [●] ET, at [●], and at any Eadjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth onPthe reverse side.RTHIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION ISOINDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OFXTHE BOARD OF DIRECTORS OF UNITED STATES STEEL CORPORATION. THE BOARD OF DIRECTORS OF UNITED STATES STEEL CORPORATION RECOMMENDSTHAT YOU VOTE “FOR” ONLY THE TEN (10) COMPANY NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4 AND 5.(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANTPlease take a moment now to vote your United States Steel Corporation shares at the upcoming 2025 Annual Meeting of Stockholders.YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:1.Vote by Telephone – Call toll-free from the U.S. or Canada at [●], on a touch-tone telephone. If outside the U.S. or Canada, call [●]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.2.Vote by Internet – Please access www.proxyvotenow.com/[●], and follow the simple instructions provided. You will be required to provide the unique control number printed below.CONTROL NUMBER:3.Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: [●].. TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDEDPlease mark your vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ONLYTHE TEN (10) COMPANY NOMINEES LISTED IN ITEM 1 AND “FOR” PROPOSALS 2-5 1.Election of Directors - YOU MAY VOTE “FOR” NO MORE THAN TEN (10) NOMINEES.You may mark “FOR” with respect to up to ten (10) nominees in total. If you mark “FOR” with respect to fewer The Board recommends that you vote FOR each of the following proposals. than ten (10) nominees, your shares will be voted “FOR” only those nominees you have so marked. If you mark “FOR” more than ten (10) nominees, your vote on Item 1 regarding election of directors will be invalid and will not be counted towards any nominee.If you sign and return your proxy card and do not specify how you want your shares to be voted, your shares will be voted “FOR” each of the Company nominees only.Company Nominees:Ancora Nominees OPPOSED by the Company: The Board recommends that you vote FOR ONLYThe Board recommends that you WITHHOLD for the following ten (10) nomineeseach of the following nominees 2.To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers.3.To ratify the appointment of PricewaterhouseCoopers LLP as U. S. Steel’s independent public registered accounting firm. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FORWITHHOLD1a. Tracy A. Atkinson 1k. Jamie Boychuk FORWITHHOLD 4.To approve the Amended and Restated FOR AGAINST ABSTAIN 1b. Andrea J. Ayers FORWITHHOLD 1l. Frederick D. DiSanto FORWITHHOLD 2016 Omnibus Incentive Compensation FORWITHHOLDFORWITHHOLD1c. David B. Burritt 1m. Robert P. Fisher, Jr. Plan to authorize additional shares to be granted and to extend the term. 1d. Alicia J. Davis FORWITHHOLD FORWITHHOLD 1n. James K. Hayes FORWITHHOLD FORWITHHOLD 5.To approve the Amended and Restated Certificate of Incorporation to reflect new FOR AGAINST ABSTAIN 1e. Terry L. Dunlap1o. Alan KestenbaumFORWITHHOLD1f. John J. Engel 1p. Roger K. NewportFORWITHHOLD1g. Murry S. Gerber1q. Shelley Y. SimmsFORWITHHOLD1h. Paul A. Mascarenas 1r. Peter T. ThomasFORWITHHOLD1i. Michael H. McGarry 1s. David J. UrbanFORWITHHOLD FORWITHHOLD FORWITHHOLD FORWITHHOLD FORWITHHOLD Delaware law provisions regarding officer exculpation.Dated: , 2025 1j. David S. Sutherland SignatureSignature (if held jointly)NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.